United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                 Investment Company Act file number: 811-05088

                         THE ALLIANCEBERNSTEIN PORFOLIOS

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: August 31, 2004

                    Date of reporting period: August 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.



-------------------------------------------------------------------------------
Wealth Strategies
-------------------------------------------------------------------------------


[LOGO] ALLIANCEBERNSTEIN (SM)
       Investment Research and Management


AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy
Balanced Wealth Strategy and
Wealth Preservation Strategy


Annual Report -- August 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

October 25, 2004

Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the "Strategies") for the annual reporting period ended August 31, 2004.

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy seeks to achieve long-term growth of capital by investing in a portfolio of equity securities. The Strategy is designed for investors who seek equity returns without regard to taxes but also want broad diversification of related risks across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Advisor will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Advisor will rebalance toward the targeted blends. The Strategy can also selectively invest in real estate investment trusts (REITs), which often provide attractive income, yet historically have had a low correlation to other asset classes that can make up the portfolio.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Advisor's determination of reasonable risk. The Strategy is designed for investors who seek a moderate tilt toward equity returns without regard to taxes but also want risk diversification offered by debt securities and broad diversification of equity risk across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted weighting is 60% equity and 40% debt securities. The Strategy's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Strategy's fixed-income securities will primarily be investment grade, but may include high yield ("junk bonds") and preferred stock. The Advisor will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Advisor will rebalance toward the targeted blends. The Strategy can also selectively invest in real estate investment trusts (REITs), which often provide attractive income yet historically have had a low correlation to the other asset classes that can make up the portfolio.

AllianceBernstein Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Advisor, undue risk to principal. The Strategy is designed for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 1
preponderance of debt securities. Normally, the Strategy's targeted weighting is 70% debt and 30% equity securities. The Strategy's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Strategy's fixed-income securities will be investment grade. The Advisor will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Advisor will rebalance the portfolio toward the targeted blends. The Strategy can also invest in real estate investment trusts (REITs), which often provide attractive income, yet historically have had a low correlation to other asset classes that can make up the portfolio.

Investment Results

The tables on pages 6-8 show performance for each Strategy compared to their respective benchmarks for the six-month and since inception periods ended August 31, 2004. Each Strategy's balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor's (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Lehman Brothers (LB) U.S. Aggregate Index; and AllianceBernstein Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB U.S. Aggregate Index.

For the since inception period ended August 31, 2004, AllianceBernstein Wealth Appreciation Strategy's and AllianceBernstein Wealth Preservation Strategy's Class A shares generated meaningful positive returns, but underperformed their respective balanced benchmarks. AllianceBernstein Balanced Wealth Strategy's Class A shares modestly outperformed its balanced benchmark during the same time frame. The Strategies were particularly impacted by the performance of their U.S. and non-U.S. growth portions due to the underperformance of quality growth stocks worldwide during the reporting period. The value components of the Strategies' investment portfolios outperformed during the period and partially offset the underperformance in the growth segments. The inclusion of real estate investment trusts (REITs) in all of the Strategies' investment portfolios has been beneficial as the sector has risen sharply during the past year, driven primarily by improving fundamentals. In addition, AllianceBernstein Wealth Preservation Strategy has benefited from an allocation to Treasury Inflation-Protected Securities (TIPS) which have outperformed traditional bonds as inflation has shown signs of rising.

For the six-month period ended August 31, 2004, each of the AllianceBernstein Wealth Strategies' Class A shares modestly outperformed their respective balanced benchmarks in an environment of declining equity and bond markets. Strong performance in non-U.S. value stocks and REITs


-------------------------------------------------------------------------------

2 o ALLIANCEBERNSTEIN WEALTH STRATEGIES
overcame relatively weak performance in both the U.S. and non-U.S. growth segments of the Strategies' investment portfolios. Growth stocks, which showed some signs of recovery early in 2004, slipped back on signs of a slow patch in economic activity, particularly in technology and retail.

Market Review and Investment Strategy

In 2004 so far, both U.S. and non-U.S. stocks have continued their rally which began in the spring of 2003. There was some fall off in the last couple of months as investors became concerned about moderation in the pace of growth and the impact of both rising interest rates and energy prices. Some moderation in the expansion's pace was to be expected after the rapid acceleration in economic growth in 2003. High energy prices are a major concern as they tend to dampen consumer spending, but the current price of crude oil is out of line with inventories, suggesting that the market has built in a huge premium for the risk of a supply disruption. While some technology companies have offered cautious guidance in recent months, the macro data on the technology sector paints a brighter picture with order backlogs at record levels and inventories relative to backlogs at record lows.

The outperformance of our value holdings, which has continued so far in 2004, has dramatically reduced the valuation differential between the cheapest and most expensive stocks. In this setting, we have reduced the risk level of the value portion of the portfolios through increased sector diversification. In contrast, valuations for large-cap growth stocks remain quite attractive. The largest growth stocks are now selling at a modest discount to other stocks, while they traditionally have commanded a premium. Given the level of opportunity that we currently see in growth, we have opted to adopt a more aggressive growth posture. As a result, we are trimming our financial holdings meaningfully, and have moved from an underweighted position to an overweighted position in the consumer services sector with an increased emphasis on Internet-retailing and media stocks. With the U.S. Federal Reserve on a path to rising interest rates, we have positioned our bond portfolios shorter in duration than their benchmarks with a barbell structure emphasizing short and long bonds over intermediate bonds. With credit fundamentals such as profitability and cash flow remaining strong, we continue to emphasize the BBB portion of the credit spectrum, although we have trimmed our weightings somewhat in anticipation of increased volatility.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Wealth Strategies. His hard work, dedication and contributions to the Strategies will be greatly missed.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 3

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. The Strategies are relatively new and have been in existence for only a short period of time. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies' quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R and Advisor Class shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit Wealth Appreciation Strategy's expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.70% and 1.20% of the average daily net assets of Class A, Class B, Class C, Class R and Advisor Class shares, respectively. Prior to February 2, 2004, Wealth Appreciation Strategy's expenses were limited to 1.80%, 2.50%, 2.50% and 1.50% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit Balanced Wealth Strategy's expenses on an annual basis to 1.20%, 1.90%, 1.90%, 1.40% and 0.90% of the average daily net assets of Class A, Class B, Class C, Class R and Advisor Class shares, respectively. Prior to February 2, 2004, Balanced Wealth Strategy's expenses were limited to 1.55%, 2.25%, 2.25% and 1.25% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit Wealth Preservation Strategy's expenses on an annual basis to 1.20%, 1.90%, 1.90%, 1.40% and 0.90% of the average daily net assets of Class A, Class B, Class C, Class R and Advisor Class shares, respectively. Prior to February 2, 2004, Wealth Preservation Strategy's expenses were limited to 1.55%, 2.25%, 2.25% and 1.25% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. These waivers extend through the Strategies' current fiscal year and may be extended by the Advisor for additional one-year terms. Without the waivers, the Strategies' expenses would have been higher and their performance would have been lower than that shown.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------

4 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


Benchmark Disclosure

The unmanaged Standard & Poor's (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 23 countries in Europe, Australasia and the Far East. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. Balanced Wealth Strategy and Wealth Preservation Strategy will include both equity and fixed-income securities. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks and real estate investment trusts. Balanced Wealth Strategy and Wealth Preservation Strategy will also allocate their investments to corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully described in the prospectus.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 5

                                                         Historical Performance
-------------------------------------------------------------------------------

WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)



                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                     ----------------------------
PERIODS ENDED AUGUST 31, 2004                       6 Months   Since Inception*
-------------------------------------------------------------------------------
   Class A                                           -2.06%          9.36%
-------------------------------------------------------------------------------
   Class B                                           -2.43%          8.55%
-------------------------------------------------------------------------------
   Class C                                           -2.43%          8.55%
-------------------------------------------------------------------------------
   Class R                                           -2.16%         -3.54%
-------------------------------------------------------------------------------
   Advisor Class                                     -1.97%          9.51%
-------------------------------------------------------------------------------
   70% S&P 500 Stock Index/30% MSCI EAFE Index       -2.45%         13.33%
-------------------------------------------------------------------------------
   S&P 500 Stock Index                               -2.74%          9.92%
-------------------------------------------------------------------------------
   MSCI EAFE Index                                   -1.77%         21.29%
-------------------------------------------------------------------------------

* Since inception returns for the Strategy (except for Class R shares) and the benchmarks are from 9/2/03. The since inception return for Class R shares is from 2/17/04. Since inception returns for the benchmarks (since 9/2/03) are calculated using a price return for the partial period from 9/2/03-9/30/03 and linking it to a total return for the 11 months from 9/30/03-8/31/04.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/04

AllianceBernstein Wealth Appreciation Strategy Class A: $10,471
70% S&P 500 Stock Index/30% MSCI EAFE Index: $11,325
S&P 500 Stock Index: $10,992
MSCI EAFE Index: $12,129


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

               AllianceBernstein
                     Wealth       70% S&P 500
                  Appreciation    Stock Index/
                    Strategy        30% MSCI        S&P 500        MSCI EAFE
                    Class A        EAFE Index     Stock Index        Index
-------------------------------------------------------------------------------
     9/2/03*       $  9,575         $ 10,000        $ 10,000        $ 10,000
    9/30/03        $  9,451         $  9,889        $  9,758        $ 10,195
   10/31/03        $  9,824         $ 10,465        $ 10,309        $ 10,831
   11/30/03        $  9,910         $ 10,600        $ 10,400        $ 11,074
   12/31/03        $ 10,414         $ 11,238        $ 10,945        $ 11,940
    1/31/04        $ 10,587         $ 11,430        $ 11,146        $ 12,109
    2/29/04        $ 10,692         $ 11,621        $ 11,301        $ 12,391
    3/31/04        $ 10,702         $ 11,519        $ 11,131        $ 12,466
    4/30/04        $ 10,366         $ 11,317        $ 10,956        $ 12,194
    5/31/04        $ 10,548         $ 11,437        $ 11,106        $ 12,232
    6/30/04        $ 10,769         $ 11,673        $ 11,321        $ 12,521
    7/31/04        $ 10,384         $ 11,289        $ 10,947        $ 12,116
    8/31/04        $ 10,471         $ 11,325        $ 10,992        $ 12,129


* Since inception of the Strategy's Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/04) as compared to the performance of its balanced benchmark (70% S&P 500 Stock Index / 30% MSCI EAFE Index), as well as the components of the balanced benchmark by themselves.


See Historical Performance and Benchmark disclosures on pages 4-5. (Historical Performance continued on next page)


-------------------------------------------------------------------------------

6 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                         Historical Performance
-------------------------------------------------------------------------------

BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                     ----------------------------
PERIODS ENDED AUGUST 31, 2004                       6 Months   Since Inception*
-------------------------------------------------------------------------------
   Class A                                           -0.70%          8.83%
-------------------------------------------------------------------------------
   Class B                                           -0.97%          8.03%
-------------------------------------------------------------------------------
   Class C                                           -1.06%          8.03%
-------------------------------------------------------------------------------
   Class R                                           -0.82%         -1.54%
-------------------------------------------------------------------------------
   Advisor Class                                     -0.58%          9.10%
-------------------------------------------------------------------------------
   60% S&P 500 Stock Index/40% LB U.S.
     Aggregate Index                                 -1.18%          8.67%
-------------------------------------------------------------------------------
   S&P 500 Stock Index                               -2.74%          9.92%
-------------------------------------------------------------------------------
   LB U.S. Aggregate Index                            1.15%          6.80%
-------------------------------------------------------------------------------

* Since inception returns for the Strategy (except for Class R shares) and the benchmarks are from 9/2/03. The since inception return for Class R shares is from 2/17/04. Since inception returns for the benchmarks (since 9/2/03) are calculated using a price return for the partial period from 9/2/03-9/30/03 and linking it to a total return for the 11 months from 9/30/03-8/31/04.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/04

AllianceBernstein Balanced Wealth Strategy Class A: $10,420
60% S&P 500 Stock Index/40% LB U.S.Aggregate Index: $10,882
S&P 500 Stock Index: $10,992
LB U.S. Aggregate Index: $10,680


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


              AllianceBernstein   60% S&P 500
                   Balanced       Stock Index/
                    Wealth          40% LB
                   Strategy     U.S. Aggregate     S&P 500         LB U.S.
                    Class A         Index        Stock Index   Aggregate Index
-------------------------------------------------------------------------------
     9/2/03*       $  9,575        $ 10,000       $ 10,000        $ 10,000
    9/30/03        $  9,604        $  9,986       $  9,758        $ 10,329
   10/31/03        $  9,777        $ 10,288       $ 10,309        $ 10,233
   11/30/03        $  9,853        $ 10,352       $ 10,400        $ 10,257
   12/31/03        $ 10,214        $ 10,720       $ 10,945        $ 10,362
    1/31/04        $ 10,369        $ 10,872       $ 11,146        $ 10,445
    2/29/04        $ 10,493        $ 11,010       $ 11,301        $ 10,558
    3/31/04        $ 10,557        $ 10,943       $ 11,131        $ 10,637
    4/30/04        $ 10,200        $ 10,726       $ 10,956        $ 10,360
    5/31/04        $ 10,306        $ 10,797       $ 11,106        $ 10,319
    6/30/04        $ 10,459        $ 10,948       $ 11,321        $ 10,378
    7/31/04        $ 10,275        $ 10,774       $ 10,947        $ 10,481
    8/31/04        $ 10,420        $ 10,882       $ 10,992        $ 10,680


* Since inception of the Strategy's Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 9/2/03* to 8/31/04) as compared to the performance of its balanced benchmark (60% S&P 500 Stock Index / 40% LB U.S. Aggregate Index), as well as the components of the balanced benchmark by themselves.

See Historical Performance and Benchmark disclosures on pages 4-5. (Historical Performance continued on next page)


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 7

                                                         Historical Performance
-------------------------------------------------------------------------------

WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                     ----------------------------
PERIODS ENDED AUGUST 31, 2004                       6 Months   Since Inception*
-------------------------------------------------------------------------------
   Class A                                            0.42%          7.31%
-------------------------------------------------------------------------------
   Class B                                            0.06%          6.62%
-------------------------------------------------------------------------------
   Class C                                            0.06%          6.52%
-------------------------------------------------------------------------------
   Class R                                            0.30%          0.21%
-------------------------------------------------------------------------------
   Advisor Class                                      0.54%          7.59%
-------------------------------------------------------------------------------
   30% S&P 500 Stock Index/70% LB U.S.
     Aggregate Index                                 -0.02%          7.74%
-------------------------------------------------------------------------------
   S&P 500 Stock Index                               -2.74%          9.92%
-------------------------------------------------------------------------------
   LB U.S. Aggregate Index                            1.15%          6.80%
-------------------------------------------------------------------------------

* Since inception returns for the Strategy (except for Class R shares)and the benchmarks are from 9/2/03. The since inception return for Class R shares is from 2/17/04. Since inception returns for the benchmarks (since 9/2/03) are calculated using a price return for the partial period from 9/2/03-9/30/03 and linking it to a total return for the 11 months from 9/30/03-8/31/04.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/04

AllianceBernstein Wealth Preservation Strategy Class A: $10,275
30% S&P 500 Stock Index/70% LB U.S.Aggregate Index: $10,786
S&P 500 Stock Index: $10,992
LB U.S. Aggregate Index: $10,680


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


              AllianceBernstein   30% S&P 500
                    Wealth       Stock Index/
                 Preservation     70% LB U.S.                     LB U.S.
                   Strategy        Aggregate       S&P 500       Aggregate
                    Class A          Index       Stock Index       Index
-------------------------------------------------------------------------------
     9/2/03*       $  9,575        $ 10,000       $ 10,000        $ 10,000
    9/30/03        $  9,690        $ 10,158       $  9,758        $ 10,329
   10/31/03        $  9,776        $ 10,264       $ 10,309        $ 10,233
   11/30/03        $  9,834        $ 10,308       $ 10,400        $ 10,257
   12/31/03        $ 10,021        $ 10,544       $ 10,945        $ 10,362
    1/31/04        $ 10,117        $ 10,661       $ 11,146        $ 10,445
    2/29/04        $ 10,232        $ 10,786       $ 11,301        $ 10,558
    3/31/04        $ 10,325        $ 10,794       $ 11,131        $ 10,637
    4/30/04        $ 10,007        $ 10,547       $ 10,956        $ 10,360
    5/31/04        $ 10,074        $ 10,560       $ 11,106        $ 10,319
    6/30/04        $ 10,169        $ 10,664       $ 11,321        $ 10,378
    7/31/04        $ 10,120        $ 10,632       $ 10,947        $ 10,481
    8/31/04        $ 10,275        $ 10,786       $ 10,992        $ 10,680



* Since inception of the Strategy's Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Preservation Strategy Class A shares (from 9/2/03* to 8/31/04) as compared to the performance of its balanced benchmark (30% S&P 500 Stock Index / 70% LB U.S. Aggregate Index), as well as the components of the balanced benchmark by themselves.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------

8 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                         Historical Performance
-------------------------------------------------------------------------------

WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004

--------------------------------------------------------------

                             NAV Returns        SEC Returns
Class A Shares
Since Inception*                9.36%              4.75%

Class B Shares
Since Inception*                8.55%              4.55%

Class C Shares
Since Inception*                8.55%              7.55%

Class R Shares
Since Inception*               -3.54%

Advisor Class Shares
Since Inception*                9.51%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

--------------------------------------------------------------

Class A Shares
1 Year                                             8.21%
Since Inception*                                   6.36%

Class B Shares
1 Year                                             8.11%
Since Inception*                                   7.09%

Class C Shares
1 Year                                            11.23%
Since Inception*                                   9.86%


* Inception date: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 9

                                                         Historical Performance
-------------------------------------------------------------------------------

BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004

--------------------------------------------------------------

                             NAV Returns        SEC Returns
Class A Shares
Since Inception*                8.83%              4.24%

Class B Shares
Since Inception*                8.03%              4.03%

Class C Shares
Since Inception*                8.03%              7.03%

Class R Shares
Since Inception*               -1.54%

Advisor Class Shares
Since Inception*                9.10%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

--------------------------------------------------------------

Class A Shares
1 Year                                             5.35%
Since Inception*                                   5.33%

Class B Shares
1 Year                                             5.31%
Since Inception*                                   6.05%

Class C Shares
1 Year                                             8.31%
Since Inception*                                   8.82%


* Inception date: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------

10 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                         Historical Performance
-------------------------------------------------------------------------------

WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004

--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
Since Inception*                7.31%              2.79%

Class B Shares
Since Inception*                6.62%              2.62%

Class C Shares
Since Inception*                6.52%              5.52%

Class R Shares
Since Inception*                0.21%

Advisor Class Shares
Since Inception*                7.59%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

--------------------------------------------------------------

Class A Shares
1 Year                                             2.26%
Since Inception*                                   3.28%

Class B Shares
1 Year                                             2.16%
Since Inception*                                   4.02%

Class C Shares
1 Year                                             5.07%
Since Inception*                                   6.70%


* Inception date: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares.

See Historical Performance disclosures on pages 4-5.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 11

                                                                   Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


Wealth Appreciation Strategy

                                   Beginning            Ending
                               Account Value     Account Value   Expenses Paid
                               March 1, 2004   August 31, 2004   During Period*
-------------------------------------------------------------------------------
Class A
Actual                                $1,000         $  979.36          $ 7.48
Hypothetical
  (5% return before expenses)         $1,000         $1,017.64          $ 7.63
-------------------------------------------------------------------------------
Class B
Actual                                $1,000         $  975.70          $10.96
Hypothetical
  (5% return before expenses)         $1,000         $1,014.12          $11.17
-------------------------------------------------------------------------------
Class C
Actual                                $1,000         $  975.70          $10.96
Hypothetical
  (5% return before expenses)         $1,000         $1,014.12          $11.17
-------------------------------------------------------------------------------
Class R
Actual                                $1,000         $  978.43          $ 8.48
Hypothetical
  (5% return before expenses)         $1,000         $1,016.64          $ 8.64
-------------------------------------------------------------------------------
Advisor Class
Actual                                $1,000         $  980.26          $ 5.99
Hypothetical
  (5% return before expenses)         $1,000         $1,019.16          $ 6.11
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

12 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                                   Fund Expenses
-------------------------------------------------------------------------------

Balanced Wealth Strategy

                                   Beginning            Ending
                               Account Value     Account Value   Expenses Paid
                               March 1, 2004   August 31, 2004   During Period*
-------------------------------------------------------------------------------
Class A
Actual                                $1,000         $  993.05           $6.03
Hypothetical
  (5% return before expenses)         $1,000         $1,019.16           $6.11
-------------------------------------------------------------------------------
Class B
Actual                                $1,000         $  990.29           $9.53
Hypothetical
  (5% return before expenses)         $1,000         $1,015.63           $9.65
-------------------------------------------------------------------------------
Class C
Actual                                $1,000         $  989.38           $9.53
Hypothetical
  (5% return before expenses)         $1,000         $1,015.63           $9.65
-------------------------------------------------------------------------------
Class R
Actual                                $1,000         $  991.79           $7.03
Hypothetical
  (5% return before expenses)         $1,000         $1,018.15           $7.12
-------------------------------------------------------------------------------
Advisor Class
Actual                                $1,000         $  994.18           $4.52
Hypothetical
  (5% return before expenses)         $1,000         $1,020.67           $4.58
-------------------------------------------------------------------------------


Wealth Preservation Strategy

                                   Beginning            Ending
                               Account Value     Account Value   Expenses Paid
                               March 1, 2004   August 31, 2004   During Period*
-------------------------------------------------------------------------------
Class A
Actual                                $1,000         $1,004.21           $6.06
Hypothetical
  (5% return before expenses)         $1,000         $1,019.16           $6.11
-------------------------------------------------------------------------------
Class B
Actual                                $1,000         $1,000.60           $9.58
Hypothetical
  (5% return before expenses)         $1,000         $1,015.63           $9.65
-------------------------------------------------------------------------------
Class C
Actual                                $1,000         $1,000.60           $9.58
Hypothetical
  (5% return before expenses)         $1,000         $1,015.63           $9.65
-------------------------------------------------------------------------------
Class R
Actual                                $1,000         $1,003.03           $7.07
Hypothetical
  (5% return before expenses)         $1,000         $1,018.15           $7.12
-------------------------------------------------------------------------------
Advisor Class
Actual                                $1,000         $1,005.36           $4.55
Hypothetical
  (5% return before expenses)         $1,000         $1,020.67           $4.58
-------------------------------------------------------------------------------

* Expenses are equal to each Class' annualized expense ratio, shown in the table below, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


                                            Annualized Expense Ratio
                                -----------------------------------------------
                                      Wealth          Balanced          Wealth
                                Appreciation            Wealth    Preservation
                                    Strategy          Strategy        Strategy
-------------------------------------------------------------------------------
Class A                                1.50%             1.20%           1.20%
Class B                                2.20%             1.90%           1.90%
Class C                                2.20%             1.90%           1.90%
Class R                                1.70%             1.40%           1.40%
Advisor Class                          1.20%             0.90%           0.90%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 13

                                                               Portfolio Summary
-------------------------------------------------------------------------------

WEALTH APPRECIATION STRATEGY
PORTFOLIO SUMMARY
August 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $251.7


SECURITY TYPE BREAKDOWN*
     97.9%   Common & Preferred Stocks

      2.1%   Short-Term                               [PIE CHART OMITTED]

SECTOR BREAKDOWN*
     22.6%   Finance
     16.2%   Technology
     12.6%   Consumer Cyclical
     11.1%   Construction & Housing
     10.5%   Medical
      6.7%   Capital Equipment
      4.8%   Industrial Commodities                   [PIE CHART OMITTED]
      4.7%   Energy
      4.5%   Consumer Staples
      1.8%   Telecommunications
      1.5%   Utilities
      0.9%   Transportation

      2.1%   Short-Term


* All data is as of August 31, 2004. The Strategy's security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------

14 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                               Portfolio Summary
-------------------------------------------------------------------------------

BALANCED WEALTH STRATEGY
PORTFOLIO SUMMARY
August 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $410.0


SECURITY TYPE BREAKDOWN*
     62.1%   Common & Preferred Stocks
     31.9%   Corporate Debt Obligations
      1.3%   U.S. Government & Government             [PIE CHART OMITTED]
             Sponsored Agency Obligations

      4.7%   Short-Term

SECTOR BREAKDOWN*
     26.1%   Finance
     10.1%   Construction & Housing
      9.6%   Technology
      8.0%   Consumer Cyclical
      7.8%   Utilities
      7.7%   Industrial
      6.3%   Medical
      6.2%   Capital Equipment
      3.2%   Telecommunications                       [PIE CHART OMITTED]
      2.9%   Energy
      2.8%   Industrial Commodities
      2.7%   Consumer Staples
      1.3%   U.S. Government & Government
             Sponsored Agency Obligations
      0.5%   Transportation
      0.1%   Real Estate Corporate Debt (Non-REIT)
      0.1%   Real Estate Corporate Debt (REIT)

      4.6%   Short-Term


* All data is as of August 31, 2004. The Strategy's security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 15

                                                               Portfolio Summary
-------------------------------------------------------------------------------

WEALTH PRESERVATION STRATEGY
PORTFOLIO SUMMARY
August 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $184.1


SECURITY TYPE BREAKDOWN*
     32.6%   Common & Preferred Stocks
     27.4%   Corporate Debt Obligations
     26.7%   U.S. Government & Government              [PIE CHART OMITTED]
             Sponsored Agency Obligations
      3.3%   Asset Backed Securities
      1.5%   Mortgage Backed Securities

      8.5%   Short-Term

SECTOR BREAKDOWN*
     26.8%   U.S. Government & Government
             Sponsored Agency Obligations
     17.7%   Finance
      9.4%   Construction & Housing
      6.4%   Industrial
      5.3%   Utilities
      4.2%   Technology
      3.9%   Capital Equipment
      3.6%   Consumer Cyclical
      3.3%   Asset Backed Securities                   [PIE CHART OMITTED]
      2.8%   Medical
      2.7%   Telecommunications
      1.5%   Mortgage Backed Securities
      1.2%   Consumer Staples
      1.2%   Energy
      1.2%   Industrial Commodities
      0.2%   Transportation
      0.1%   Real Estate Corporate Debt (REIT)

      8.5%   Short-Term


* All data is as of August 31, 2004. The Strategy's security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------

16 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


WEALTH APPRECIATION STRATEGY
PORTFOLIO OF INVESTMENTS
August 31, 2004


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-97.2%

United States Investments-64.2%
Finance-15.0%
Banking-7.7%
Bank of America Corp.                                  56,726     $   2,551,535
Citigroup, Inc.                                       125,900         5,864,422
Fannie Mae                                             20,800         1,548,560
Freddie Mac                                            14,600           979,952
J. P. Morgan Chase & Co.                               94,500         3,740,310
National City Corp.                                    47,700         1,802,583
SunTrust Banks, Inc.                                   18,100         1,232,610
Wachovia Corp.                                         37,000         1,735,670
                                                                  -------------
                                                                      19,455,642
                                                                  -------------
Financial Services-2.3%
Lehman Brothers Holdings, Inc.                         21,700         1,603,413
MBNA Corp.                                             80,085         1,933,252
Merrill Lynch & Co., Inc.                              11,000           561,770
Morgan Stanley                                         15,500           786,315
The Goldman Sachs Group, Inc.                           9,000           806,850
                                                                  -------------
                                                                       5,691,600
                                                                  -------------
Insurance-5.0%
American International Group, Inc.                     48,250         3,437,330
Anthem, Inc.(a)                                        15,300         1,242,972
MetLife, Inc.                                          21,800           812,050
The Allstate Corp.                                     13,600           642,056
The Chubb Corp.                                        12,600           856,926
The Hartford Financial Services Group, Inc.             8,400           513,744
The Progressive Corp.                                  17,500         1,405,250
The St. Paul Travelers Cos., Inc.                       7,411           257,088
Torchmark Corp.                                         6,300           324,324
UnitedHealth Group, Inc.                               32,700         2,162,451
XL Capital, Ltd. Cl.A                                  14,900         1,045,980
                                                                  -------------
                                                                      12,700,171
                                                                  -------------
                                                                      37,847,413
                                                                  -------------
Technology-12.0%
Data Processing-6.0%
Arrow Electronics, Inc.(a)                             16,400           354,896
Avnet, Inc.(a)                                          7,400           117,512
Dell, Inc.(a)                                         103,300         3,598,972
Electronic Arts, Inc.(a)                               47,400         2,359,572
EMC Corp.(a)                                           77,400           833,598
Hewlett-Packard Co.                                   126,500         2,263,085
Ingram Micro, Inc. Cl.A(a)                             25,000           370,500
Microsoft Corp.                                       128,350         3,503,955
Solectron Corp.(a)                                    255,400         1,317,864
Tech Data Corp.(a)                                      9,300           350,238
                                                                  -------------
                                                                      15,070,192
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 17

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electrical & Electronics-3.9%
ADC Telecommunications, Inc.(a)                       151,000     $     323,140
Broadcom Corp. Cl.A(a)                                 41,800         1,134,452
Cisco Systems, Inc.(a)                                106,200         1,992,312
Corning, Inc.(a)                                      141,500         1,431,980
Juniper Networks, Inc.(a)                              90,500         2,071,545
QUALCOMM, Inc.                                         47,700         1,814,985
Tellabs, Inc.(a)                                      125,500         1,138,285
                                                                  -------------
                                                                       9,906,699
                                                                  -------------
Electronic Components & Instruments-2.1%
Applied Materials, Inc.(a)                             62,400           991,536
Intel Corp.                                           101,400         2,158,806
Maxim Integrated Products, Inc.                         9,000           390,870
Symantec Corp.(a)                                      33,100         1,587,476
                                                                  -------------
                                                                       5,128,688
                                                                  -------------
                                                                      30,105,579
                                                                  -------------
Consumer Cyclical-10.4%
Appliances & Household Durables-0.2%
Whirlpool Corp.                                         8,600           525,804
                                                                  -------------
Broadcasting & Publishing-3.5%
Comcast Corp. Cl.A Special(a)                          22,600           627,150
The E.W. Scripps Co. Cl.A                              13,650         1,396,531
Time Warner, Inc.(a)                                  141,500         2,313,525
Viacom, Inc. Cl.B                                      32,700         1,089,237
Yahoo!, Inc.(a)                                       113,700         3,241,587
                                                                  -------------
                                                                       8,668,030
                                                                  -------------
Business & Public Services-0.3%
The Interpublic Group of Cos., Inc.(a)                 77,000           812,350
                                                                  -------------
Leisure & Tourism-0.7%
Boca Resorts, Inc. Cl.A(a)                              7,500           144,000
Host Marriott Corp.(a)                                 37,200           496,620
Starbucks Corp.(a)                                     19,900           860,476
Starwood Hotels & Resorts Worldwide, Inc.               5,900           260,780
                                                                  -------------
                                                                       1,761,876
                                                                  -------------
Merchandising-4.8%
Amazon.com, Inc.(a)                                    25,000           953,500
Bed Bath & Beyond, Inc.(a)                             28,650         1,072,083
eBay, Inc.(a)                                          38,300         3,314,482
Lowe's Cos., Inc.                                      55,500         2,758,350
Office Depot, Inc.(a)                                  64,800         1,037,448
Target Corp.                                           22,200           989,676
The May Department Stores Co.                           1,800            44,118
Wal-Mart Stores, Inc.                                  36,900         1,943,523
                                                                  -------------
                                                                      12,113,180
                                                                  -------------


-------------------------------------------------------------------------------

18 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Textiles & Apparel-0.9%
Jones Apparel Group, Inc.                              33,500     $   1,195,615
V. F. Corp.                                            20,100           991,734
                                                                  -------------
                                                                       2,187,349
                                                                  -------------
                                                                      26,068,589
                                                                  -------------
Medical-6.6%
Health & Personal Care-6.6%
Amgen, Inc.(a)                                         46,100         2,733,269
Avon Products, Inc.                                    39,000         1,723,020
Boston Scientific Corp.(a)                             53,300         1,904,409
Forest Laboratories, Inc.(a)                           25,900         1,187,515
Medco Health Solutions, Inc.(a)                        27,400           855,702
Merck & Co., Inc.                                      35,200         1,582,944
Pfizer, Inc.                                          120,100         3,923,667
St. Jude Medical, Inc.(a)                              23,200         1,560,200
Wyeth                                                   8,500           310,845
Zimmer Holdings, Inc.(a)                               12,900           919,770
                                                                  -------------
                                                                      16,701,341
                                                                  -------------
Construction & Housing-4.9%
Building Materials-0.4%
Masco Corp.                                            31,700         1,018,521
                                                                  -------------
Real Estate-4.5%
Alexandria Real Estate Equities, Inc.                   6,200           401,760
AMB Property Corp.                                      8,100           302,535
Archstone-Smith Trust                                  11,100           346,875
Boston Properties, Inc.                                 6,800           377,264
Camden Property Trust                                   7,200           338,976
Corporate Office Properties Trust                      12,100           320,045
Cousins Properties, Inc.                                7,200           259,200
Developers Diversified Realty Corp.                    13,600           512,856
Duke Realty Corp.                                      12,200           414,800
EastGroup Properties, Inc.                              6,400           216,000
Equity Office Properties Trust                         15,600           445,536
Equity Residential                                     16,500           534,435
Essex Property Trust, Inc.                              2,400           177,000
General Growth Properties, Inc.                        21,800           657,706
Glenborough Realty Trust, Inc.                          6,200           126,976
Hersha Hospitality Trust                                3,300            31,944
iStar Financial, Inc.                                   8,300           333,992
Kimco Realty Corp.                                      1,200            60,384
LaSalle Hotel Properties                                2,000            56,480
Mack-Cali Realty Corp.                                  7,000           316,820
Pan Pacific Retail Properties, Inc.                     5,400           288,306
Prentiss Properties Trust                               7,700           282,667
ProLogis                                               22,600           816,990
Reckson Associates Realty Corp.                         2,000            58,800


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 19

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Regency Centers Corp.                                   8,200     $     377,200
Shurgard Storage Centers, Inc. Cl.A                     7,300           291,270
Simon Property Group, Inc.                             14,600           816,870
SL Green Realty Corp.                                   4,300           215,000
Tanger Factory Outlet Centers, Inc.                     1,300            57,330
The Macerich Co.                                        3,000           163,500
The Mills Corp.                                         5,400           275,076
The Rouse Co.                                          10,400           691,080
United Dominion Realty Trust, Inc.                     13,700           290,851
Vornado Realty Trust                                    7,200           451,872
Windrose Medical Properties Trust                       9,000           114,030
                                                                  -------------
                                                                      11,422,426
                                                                  -------------
                                                                      12,440,947
                                                                  -------------
Capital Equipment-4.3%
Aerospace & Defense-0.2%
The Boeing Co.                                         10,400           543,088
                                                                  -------------
Automobiles-0.4%
BorgWarner, Inc.                                        9,800           438,452
Cooper Tire & Rubber Co.                                7,000           158,480
Lear Corp.                                              6,600           355,608
                                                                  -------------
                                                                         952,540
                                                                  -------------
Industrial Components-0.2%
Eaton Corp.                                             7,000           422,450
                                                                  -------------
Multi-Industry-3.5%
Cooper Industries, Ltd. Cl.A                           16,400           905,608
General Electric Co.                                  173,800         5,698,902
Parker Hannifin Corp.                                  24,100         1,310,317
Textron, Inc.                                          14,800           939,652
                                                                  -------------
                                                                       8,854,479
                                                                  -------------
                                                                      10,772,557
                                                                  -------------
Consumer Staples-3.3%
Beverages & Tobacco-1.4%
Altria Group, Inc.                                     28,600         1,399,970
PepsiCo, Inc.                                          35,900         1,795,000
The Coca-Cola Co.                                       5,500           245,905
                                                                  -------------
                                                                       3,440,875
                                                                  -------------
Food & Household Products-1.9%
Safeway, Inc.(a)                                       52,200         1,054,440
SUPERVALU, Inc.                                         4,900           129,164
The Kroger Co.(a)                                      72,200         1,193,466
The Procter & Gamble Co.                               43,100         2,412,307
                                                                  -------------
                                                                       4,789,377
                                                                  -------------
                                                                       8,230,252
                                                                  -------------


-------------------------------------------------------------------------------

20 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Energy-2.7%
Energy Sources-2.7%
ChevronTexaco Corp.                                    26,700     $   2,603,250
ConocoPhillips                                         29,000         2,158,470
Occidental Petroleum Corp.                             39,300         2,029,845
                                                                  -------------
                                                                       6,791,565
                                                                  -------------
Industrial Commodities-2.3%
Forest & Paper-2.1%
International Paper Co.                                27,700         1,108,554
Kimberly-Clark Corp.                                   17,100         1,140,570
MeadWestvaco Corp.                                     50,300         1,516,545
Smurfit-Stone Container Corp.(a)                       82,700         1,467,098
                                                                  -------------
                                                                       5,232,767
                                                                  -------------
Metal - Nonferrous-0.2%
Alcoa, Inc.                                            19,100           618,458
                                                                  -------------
                                                                       5,851,225
                                                                  -------------
Utilities-1.5%
Electric & Gas-1.5%
American Electric Power Co., Inc.                      19,100           625,143
Constellation Energy Group, Inc.                        5,800           238,380
Entergy Corp.                                           6,000           361,800
FirstEnergy Corp.                                      28,600         1,150,864
Sempra Energy                                          15,500           560,325
Wisconsin Energy Corp.                                 29,000           949,750
                                                                  -------------
                                                                       3,886,262
                                                                  -------------
Transportation-0.9%
Transportation - Road & Rail-0.9%
Burlington Northern Santa Fe Corp.                     24,900           891,420
CSX Corp.                                              25,500           805,290
Norfolk Southern Corp.                                 17,900           508,360
                                                                  -------------
                                                                       2,205,070
                                                                  -------------
Telecommunications-0.3%
Sprint Corp.                                           34,150           672,072
                                                                  -------------
Total United States Investments
  (cost $161,767,183)                                               161,572,872
                                                                  -------------
Foreign Investments-33.0%
Australia-1.0%
Bunnings Warehouse Property Trust                      51,487            62,204
Centro Properties Group                                70,303           226,775
Deutsche Office Trust                                 165,900           140,271
General Property Trust                                111,100           280,237
ING Industrial Fund                                   181,600           251,629
Macquarie CountryWide Trust                           132,430           179,735
Rinker Group Ltd.                                      45,977           284,574
Ronin Property Group                                  154,000           130,226


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 21

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Stockland                                              63,007     $     251,194
Westfield Group(a)                                     59,188           645,591
                                                                  -------------
                                                                       2,452,436
                                                                  -------------
Belgium-0.2%
Delhaize Group                                         10,526           593,955
                                                                  -------------
Bermuda-0.4%
Marvell Technology Group, Ltd.(a)                      43,700         1,010,344
                                                                  -------------
Brazil-0.3%
Petroleo Brasileiro, SA (ADR)                          22,100           616,369
Votorantim Celulose e Papel, SA (ADR)                   6,400           224,832
                                                                  -------------
                                                                         841,201
                                                                  -------------
Canada-1.7%
Alcan, Inc.                                            16,600           720,199
Bank of Nova Scotia                                    28,600           781,461
Boardwalk Real Estate Investment Trust                 10,200           131,683
Borealis Retail Real Estate Investment Trust           14,100           128,065
Canadian Real Estate Investment Trust                  17,900           218,177
Cominar Real Estate Investment Trust                    7,600            88,247
H&R Real Estate Investment Trust                       10,900           139,478
InnVest Real Estate Investment Trust                    8,700            72,346
Magna International, Inc. Cl.A                          2,000           149,362
Manulife Financial Corp.                               16,000           662,211
Manulife Financial Corp.(b)                             8,534           353,564
O&Y Real Estate Investment Trust                       12,800           124,131
RioCan Real Estate Investment Trust                    33,500           407,047
Summit Real Estate Investment Trust                    16,800           225,438
                                                                  -------------
                                                                       4,201,409
                                                                  -------------
China-0.2%
China Petroleum & Chemical Corp. Cl.H                 952,000           373,979
                                                                  -------------
Denmark-0.0%
Danske Bank A/S                                         4,000            97,029
                                                                  -------------
Finland-0.1%
Sponda Oyj                                             21,100           172,083
                                                                  -------------
France-3.7%
Arcelor                                                80,780         1,386,382
Assurances Generales de France(a)                      13,600           781,508
BNP Paribas, SA                                        13,670           833,516
Compagnie de Saint-Gobain                               3,600           182,104
Credit Agricole, SA(a)                                 21,600           547,495
Essilor International, SA                               4,814           296,212
Gecina                                                  4,500           374,788
Klepierre                                               2,450           177,545
L'Oreal, SA(a)                                          3,511           234,865
LVMH Moet Hennessy Louis Vuitton, SA                    4,094           263,701
Renault SA(a)                                           8,600           693,784


-------------------------------------------------------------------------------

22 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Sanofi-Aventis(a)                                       8,700     $     620,351
Sanofi-Synthelabo, SA                                   3,228           230,071
Schneider Electric, SA(a)                               5,769           363,399
Societe Generale(a)                                     5,600           481,685
Total, SA                                               4,988           978,348
Unibail                                                 6,850           777,209
                                                                  -------------
                                                                       9,222,963
                                                                  -------------
Germany-1.3%
Altana AG(a)                                            4,483           245,077
Continental AG                                         18,200           949,575
Hannover Rueckversicherung AG                           1,800            58,354
HeidelbergCement AG                                     7,000           308,645
MAN AG(a)                                              11,500           392,609
Porsche AG pfd.                                           663           405,575
SAP AG                                                  6,329           928,106
                                                                  -------------
                                                                       3,287,941
                                                                  -------------
Hong Kong-0.8%
Esprit Holdings, Ltd.                                 127,000           614,271
Hang Lung Properties, Ltd.                            236,000           344,818
Henderson Land Development Co., Ltd.                   50,000           245,480
Kerry Properties, Ltd.                                198,000           359,120
Sun Hung Kai Properties, Ltd.                          56,500           527,162
                                                                  -------------
                                                                       2,090,851
                                                                  -------------
Hungary-0.2%
MOL Magyar Olaj-es Gazipari Rt.                        11,500           502,620
                                                                  -------------
Ireland-0.6%
Allied Irish Banks PLC                                 14,908           235,240
CRH PLC                                                35,500           812,262
Depfa Bank PLC                                         26,200           347,625
                                                                  -------------
                                                                       1,395,127
                                                                  -------------
Israel-0.6%
Bank Hapoalim, Ltd.                                   135,000           366,309
Teva Pharmaceutical Industries, Ltd. (ADR)             41,800         1,139,050
                                                                  -------------
                                                                       1,505,359
                                                                  -------------
Italy-0.3%
Beni Stabili SpA                                      137,700           117,535
Eni SpA(a)                                             35,500           731,164
                                                                  -------------
                                                                         848,699
                                                                  -------------
Japan-6.1%
Advantest Corp.                                         2,600           166,410
Aeon Credit Service Co., Ltd.                           2,900           189,999
Aiful Corp.                                             8,100           817,197
Bridgestone Corp.                                      23,000           439,888
Canon, Inc.                                            42,400         2,040,736
Denso Corp.                                            27,700           686,469
Eisai Co., Ltd.                                        18,700           537,595


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 23

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Honda Motor Co., Ltd.                                  16,700     $     837,656
Hoya Corp.                                              9,800           952,062
Ito-Yokado Co., Ltd.                                    8,000           298,029
Japan Retail Fund Investment Corp.                         41           297,450
JFE Holdings, Inc.                                     21,000           577,414
KDDI Corp.                                                 71           344,337
Keyence Corp.                                           2,400           496,299
Matsushita Electric Industrial Co., Ltd.               20,000           271,191
Mitsubishi Corp.                                       67,000           698,782
Mitsubishi Estate Co., Ltd.                            59,000           669,049
Mitsubishi Tokyo Financial Group, Inc.                     38           345,299
Nippon Building Fund, Inc.                                 34           255,710
Nippon Meat Packers, Inc.                              17,000           203,177
Nissan Motor Co., Ltd.                                 60,000           657,966
Nitto Denko Corp.                                      11,200           495,494
Orix Jreit, Inc.                                           41           238,035
Pioneer Corp.                                           4,500            99,587
Promise Co., Ltd.                                      12,000           768,285
Ricoh Co., Ltd.                                        15,000           296,981
Sumitomo Mitsui Financial Group, Inc.                     133           810,477
UFJ Holdings, Inc.(a)                                     160           812,987
                                                                  -------------
                                                                      15,304,561
                                                                  -------------
Mexico-0.3%
America Movil SA de CV (ADR)                           14,100           482,925
Cemex SA de CV (ADR)                                    7,900           223,570
Grupo Televisa, SA (ADR)                                1,500            72,195
                                                                  -------------
                                                                         778,690
                                                                  -------------
Netherlands-0.8%
DSM NV                                                  2,800           136,878
Eurocommercial Properties NV                            3,700           115,762
ING Groep NV                                           43,600         1,070,588
Rodamco Europe NV                                       8,000           518,354
Wereldhave NV                                           2,500           213,905
                                                                  -------------
                                                                       2,055,487
                                                                  -------------
Panama-0.3%
Carnival Corp.                                         15,700           718,903
                                                                  -------------
Russia-0.1%
Mobile Telesystems (ADR)(a)                             2,300           297,528
                                                                  -------------
Singapore-0.5%
Ascendas Real Estate Investment Trust                 336,400           295,483
CapitaMall Trust                                      226,000           222,404
Flextronics International, Ltd.(a)                     10,200           126,582
Singapore Telecommunications, Ltd.(a)                 502,000           672,736
                                                                  -------------
                                                                       1,317,205
                                                                  -------------


-------------------------------------------------------------------------------

24 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
South Korea-1.0%
Hyundai Motor Co., Ltd.                                10,900     $     474,499
Kookmin Bank(a)                                        10,900           349,057
POSCO                                                   6,300           903,539
Samsung Electronics Co., Ltd. (GDR)(c)                  2,502           484,762
Shinhan Financial Group Co., Ltd.                      19,000           322,934
                                                                  -------------
                                                                       2,534,791
                                                                  -------------
Spain-0.9%
ACS, Actividades de Construccion
  y Servicios, SA(a)                                   13,167           224,886
Banco Bilbao Vizcaya Argentaria, SA                    36,882           494,141
Inditex, SA(a)                                         19,852           458,105
Repsol YPF, SA(a)                                      38,300           795,758
Telefonica, SA                                         25,824           369,502
                                                                  -------------
                                                                       2,342,392
                                                                  -------------
Sweden-0.7%
Svenska Cellulosa AB Cl.B                              18,900           713,062
Telefonaktiebolaget LM Ericsson Cl.B(a)               334,105           908,110
                                                                  -------------
                                                                       1,621,172
                                                                  -------------
Switzerland-2.4%
Alcon, Inc.                                            21,400         1,601,576
Credit Suisse Group(a)                                 18,900           592,491
Nestle, SA                                              1,441           342,002
Nobel Biocare Holding AG                                2,080           294,722
Novartis AG                                            24,579         1,143,807
Roche Holdings AG(a)                                   10,487         1,021,300
Swiss Re(a)                                             5,684           323,205
UBS AG                                                 11,298           762,738
                                                                  -------------
                                                                       6,081,841
                                                                  -------------
Taiwan-1.0%
Compal Electronics, Inc. (GDR)(a)(c)                  147,239           692,023
Hon Hai Precision Industry Co., Ltd. (GDR)(c)          28,019           198,932
Taiwan Semiconductor Manufacturing
  Co., Ltd. (ADR)                                     223,379         1,686,511
                                                                  -------------
                                                                       2,577,466
                                                                  -------------
Thailand-0.0%
PTT Public Co., Ltd.                                   26,900            96,949
                                                                  -------------
United Kingdom-7.5%
A & J Mucklow Group PLC                                18,000           101,898
AstraZeneca PLC                                        19,095           882,137
Aviva PLC                                              76,000           730,833
BHP Billiton PLC                                       17,415           164,846
BP PLC                                                 92,000           819,252
British Land Co. PLC                                   39,800           517,464
Brixton PLC                                            25,200           140,157
Capita Group PLC                                       52,831           303,032
Capital & Regional PLC                                 29,700           296,979
Carnival PLC                                           19,365           935,674
Derwent Valley Holdings PLC                            12,500           201,885


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 25

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


                                                    Shares or
                                                    Principal
Company                                                Amount      U.S. $ Value
-------------------------------------------------------------------------------
Enterprise Inns PLC                                    23,490     $     232,622
George Wimpey PLC                                      30,000           227,159
GlaxoSmithKline PLC                                    33,300           680,482
GUS PLC                                                42,433           650,891
Hammerson PLC                                          17,800           235,386
Hilton Group PLC                                       83,642           394,877
HSBC Holdings PLC                                      78,551         1,225,771
InterContinental Hotels Group PLC                      18,900           193,457
Land Securities Group PLC                              31,400           652,099
Legal & General Group PLC                              97,903           176,408
Liberty International PLC                              24,600           368,418
LogicaCMG PLC                                           1,915             5,593
Man Group PLC                                           6,631           158,454
Reckitt Benckiser PLC                                  31,113           820,550
RMC Group PLC                                          46,200           531,830
Royal & Sun Alliance Insurance Group PLC              104,500           134,074
Royal Bank of Scotland Group PLC                       42,647         1,192,905
Slough Estates PLC                                     48,100           399,683
Smith & Nephew PLC                                     57,639           520,451
Standard Chartered PLC                                 42,872           731,443
Taylor Woodrow PLC                                     55,900           276,541
Tesco PLC                                             241,286         1,160,369
Vodafone Group PLC                                    715,748         1,632,799
Whitbread PLC                                          21,900           322,830
Xstrata PLC                                            51,800           755,781
                                                                  -------------
                                                                      18,775,030
                                                                  -------------
Total Foreign Investments
  (cost $79,850,486)                                                 83,098,011
                                                                  -------------
Total Common & Preferred Stocks
  (cost $241,617,669)                                               244,670,883
                                                                  -------------
SHORT-TERM INVESTMENT-2.1%
Time Deposit-2.1%
State Street Euro Dollar
  0.85%, 9/01/04
  (cost $5,179,000)                                   $ 5,179         5,179,000
                                                                  -------------
Total Investments-99.3%
  (cost $246,796,669)                                               249,849,883
Other assets less liabilities-0.7%                                    1,811,001
                                                                  -------------
Net Assets-100%                                                   $ 251,660,884
                                                                  =============


-------------------------------------------------------------------------------

26 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Appreciation Strategy
-------------------------------------------------------------------------------


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                        Value at    Unrealized
               Number of    Expiration     Original    August 31,  Appreciation/
    Type       Contracts      Month          Value        2004    (Depreciation)
-------------------------------------------------------------------------------
British Pound
  FTSE 100 Index    1     September 2004    $ 79,830    $ 80,659     $     829

EURO Stoxx 50      12     September 2004     402,555     391,821       (10,734)

Japanese Yen
  Topix Index       2     September 2004     211,776     207,282        (4,494)
                                                                     ---------
                                                                      $ (14,399)
                                                                     =========


(a) Non-income producing security.

(b) U.S. exchange listed.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the aggregate market value of these securities amounted to $1,375,717 or 0.5% of net assets.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Pfd. - Preferred stock

See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 27

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


BALANCED WEALTH STRATEGY
PORTFOLIO OF INVESTMENTS
August 31, 2004

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-61.5%
United States Investments-40.1%
Finance-8.8%
Banking-4.5%
Bank of America Corp.                                  43,882     $   1,973,812
Citigroup, Inc.                                       125,195         5,831,583
Fannie Mae                                             18,650         1,388,493
Freddie Mac                                            11,000           738,320
J. P. Morgan Chase & Co.                               99,000         3,918,420
National City Corp.                                    43,100         1,628,749
SunTrust Banks, Inc.                                   17,200         1,171,320
Wachovia Corp.                                         33,550         1,573,831
                                                                  -------------
                                                                      18,224,528
                                                                  -------------
Financial Services-1.3%
Lehman Brothers Holdings, Inc.                         19,600         1,448,244
MBNA Corp.                                             79,600         1,921,544
Merrill Lynch & Co., Inc.                              10,900           556,663
Morgan Stanley                                         14,700           745,731
The Goldman Sachs Group, Inc.                           8,600           770,990
                                                                  -------------
                                                                       5,443,172
                                                                  -------------
Insurance-3.0%
American International Group, Inc.                     48,010         3,420,232
Anthem, Inc.(a)                                        15,350         1,247,034
Jefferson-Pilot Corp.                                   4,000           191,600
MetLife, Inc.                                          16,800           625,800
The Allstate Corp.                                     13,300           627,893
The Chubb Corp.                                        11,900           809,319
The Hartford Financial Services Group, Inc.             7,650           467,874
The Progressive Corp.                                  17,505         1,405,652
The St. Paul Travelers Cos., Inc.                       5,677           196,935
Torchmark Corp.                                         4,100           211,068
UnitedHealth Group, Inc.                               32,500         2,149,225
XL Capital, Ltd. Cl.A                                  14,525         1,019,655
                                                                  -------------
                                                                      12,372,287
                                                                  -------------
                                                                      36,039,987
                                                                  -------------
Technology-7.0%
Data Processing-3.4%
Arrow Electronics, Inc.(a)                             16,000           346,240
Avnet, Inc.(a)                                          4,500            71,460
Dell, Inc.(a)                                         102,600         3,574,584
Electronic Arts, Inc.(a)                               47,100         2,344,638
EMC Corp.(a)                                           77,650           836,290
Hewlett-Packard Co.                                    99,800         1,785,422
Ingram Micro, Inc. Cl.A(a)                             15,900           235,638
Microsoft Corp.                                       113,500         3,098,550
Solectron Corp.(a)                                    229,900         1,186,284
Tech Data Corp.(a)                                      9,900           372,834
                                                                  -------------
                                                                      13,851,940
                                                                  -------------


-------------------------------------------------------------------------------

28 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electrical & Electronics-2.4%
ADC Telecommunications, Inc.(a)                       184,200     $     394,188
Broadcom Corp. Cl.A(a)                                 41,500         1,126,310
Cisco Systems, Inc.(a)                                105,500         1,979,180
Corning, Inc.(a)                                      138,500         1,401,620
Juniper Networks, Inc.(a)                              89,900         2,057,811
QUALCOMM, Inc.                                         47,400         1,803,570
Tellabs, Inc.(a)                                      117,800         1,068,446
                                                                  -------------
                                                                       9,831,125
                                                                  -------------
Electronic Components & Instruments-1.2%
Applied Materials, Inc.(a)                             62,050           985,975
Intel Corp.                                            99,000         2,107,710
Maxim Integrated Products, Inc.                         9,100           395,213
Symantec Corp.(a)                                      32,900         1,577,884
                                                                  -------------
                                                                       5,066,782
                                                                  -------------
                                                                      28,749,847
                                                                  -------------
Consumer Cyclical-6.8%
Appliances & Household Durables-0.1%
Whirlpool Corp.                                         5,975           365,312
                                                                  -------------
Broadcasting & Publishing-2.2%
Comcast Corp. Cl.A Special(a)                          48,100         1,334,775
The E.W. Scripps Co. Cl.A                              13,650         1,396,531
Time Warner, Inc.(a)                                  132,300         2,163,105
Viacom, Inc. Cl.B                                      32,650         1,087,572
Yahoo!, Inc.(a)                                       113,000         3,221,630
                                                                  -------------
                                                                       9,203,613
                                                                  -------------
Business & Public Services-0.2%
The Interpublic Group of Cos., Inc.(a)                 71,600           755,380
                                                                  -------------
Leisure & Tourism-0.7%
Boca Resorts, Inc. Cl.A(a)                             11,600           222,720
Carnival Corp.                                         15,700           718,903
Host Marriott Corp.(a)                                 57,600           768,960
Starbucks Corp.(a)                                     19,700           851,828
Starwood Hotels & Resorts Worldwide, Inc.              10,500           464,100
                                                                  -------------
                                                                       3,026,511
                                                                  -------------
Merchandising-3.1%
Amazon.com, Inc.(a)                                    24,800           945,872
Bed Bath & Beyond, Inc.(a)                             28,400         1,062,728
eBay, Inc.(a)                                          38,000         3,288,520
Lowe's Cos., Inc.                                      55,100         2,738,470
Office Depot, Inc.(a)                                  58,300           933,383
Target Corp.                                           22,000           980,760
The May Department Stores Co.                          28,200           691,182
Wal-Mart Stores, Inc.                                  36,720         1,934,042
                                                                  -------------
                                                                      12,574,957
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 29

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Textiles & Apparel-0.5%
Jones Apparel Group, Inc.                              30,600     $   1,092,114
Liz Claiborne, Inc.                                     4,100           156,087
V. F. Corp.                                            15,950           786,973
                                                                  -------------
                                                                       2,035,174
                                                                  -------------
                                                                      27,960,947
                                                                  -------------
Construction & Housing-4.6%
Building Materials-0.2%
Masco Corp.                                            24,900           800,037
                                                                  -------------
Real Estate-4.4%
Alexandria Real Estate Equities, Inc.                   9,800           635,040
AMB Property Corp.                                     14,200           530,370
Archstone-Smith Trust                                  17,200           537,500
Boston Properties, Inc.                                10,500           582,540
Camden Property Trust                                  11,300           532,004
Corporate Office Properties Trust                      18,700           494,615
Cousins Properties, Inc.                               11,100           399,600
Developers Diversified Realty Corp.                    21,000           791,910
Duke Realty Corp.                                      19,000           646,000
EastGroup Properties, Inc.                              9,900           334,125
Equity Office Properties Trust                         24,200           691,152
Equity Residential                                     25,600           829,184
Essex Property Trust, Inc.                              4,800           354,000
General Growth Properties, Inc.                        33,800         1,019,746
Glenborough Realty Trust, Inc.                          9,600           196,608
Hersha Hospitality Trust                                5,100            49,368
iStar Financial, Inc.                                  12,800           515,072
Kimco Realty Corp.                                      1,800            90,576
LaSalle Hotel Properties                                3,300            93,192
Mack-Cali Realty Corp.                                 10,800           488,808
Pan Pacific Retail Properties, Inc.                     8,400           448,476
Prentiss Properties Trust                              11,900           436,849
ProLogis                                               35,100         1,268,865
Reckson Associates Realty Corp.                         3,100            91,140
Regency Centers Corp.                                  12,800           588,800
Shurgard Storage Centers, Inc. Cl.A                    11,300           450,870
Simon Property Group, Inc.                             22,900         1,281,255
SL Green Realty Corp.                                   6,700           335,000
Tanger Factory Outlet Centers, Inc.                     2,100            92,610
The Macerich Co.                                        4,700           256,150
The Mills Corp.                                         8,500           432,990
The Rouse Co.                                          16,100         1,069,845
United Dominion Realty Trust, Inc.                     21,200           450,076
Vornado Realty Trust                                   11,300           709,188
Windrose Medical Properties Trust                      14,200           179,914
                                                                  -------------
                                                                      17,903,438
                                                                  -------------
                                                                      18,703,475
                                                                  -------------


-------------------------------------------------------------------------------

30 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Medical-4.0%
Health & Personal Care-4.0%
Amgen, Inc.(a)                                         45,815     $   2,716,371
Avon Products, Inc.                                    38,700         1,709,766
Boston Scientific Corp.(a)                             52,900         1,890,117
Forest Laboratories, Inc.(a)                           25,700         1,178,345
Medco Health Solutions, Inc.(a)                        12,400           387,252
Merck & Co., Inc.                                      34,400         1,546,968
Pfizer, Inc.                                          120,915         3,950,293
St. Jude Medical, Inc.(a)                              23,000         1,546,750
Wyeth                                                  10,700           391,299
Zimmer Holdings, Inc.(a)                               12,800           912,640
                                                                  -------------
                                                                      16,229,801
                                                                  -------------
Capital Equipment-2.5%
Aerospace & Defense-0.1%
The Boeing Co.                                          9,300           485,646
                                                                  -------------
Automobiles-0.2%
BorgWarner, Inc.                                       10,000           447,400
Cooper Tire & Rubber Co.                                5,400           122,256
Lear Corp.                                              4,975           268,053
                                                                  -------------
                                                                         837,709
                                                                  -------------
Industrial Components-0.1%
Eaton Corp.                                             7,450           449,608
                                                                  -------------
Multi-Industry-2.1%
Cooper Industries, Ltd. Cl.A                           14,150           781,363
General Electric Co.                                  161,850         5,307,061
Parker Hannifin Corp.                                  27,100         1,473,427
Textron, Inc.                                          14,300           907,907
                                                                  -------------
                                                                       8,469,758
                                                                  -------------
                                                                      10,242,721
                                                                  -------------
Consumer Staples-1.9%
Beverages & Tobacco-0.8%
Altria Group, Inc.                                     24,650         1,206,617
PepsiCo, Inc.                                          36,700         1,835,000
The Coca-Cola Co.                                       5,450           243,670
                                                                  -------------
                                                                       3,285,287
                                                                  -------------
Food & Household Products-1.1%
Safeway, Inc.(a)                                       40,200           812,040
SUPERVALU, Inc.                                         2,800            73,808
The Kroger Co.(a)                                      78,500         1,297,605
The Procter & Gamble Co.                               41,700         2,333,949
                                                                  -------------
                                                                       4,517,402
                                                                  -------------
                                                                       7,802,689
                                                                  -------------
Energy-1.7%
Energy Sources-1.7%
ChevronTexaco Corp.                                    26,300         2,564,250
ConocoPhillips                                         25,000         1,860,750


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 31

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                             40,200     $   2,076,330
Valero Energy Corp.                                     6,000           396,180
                                                                  -------------
                                                                       6,897,510
                                                                  -------------
Industrial Commodities-1.4%
Forest & Paper-1.2%
International Paper Co.                                30,150         1,206,603
Kimberly-Clark Corp.                                   15,500         1,033,850
MeadWestvaco Corp.                                     47,100         1,420,065
Smurfit-Stone Container Corp.(a)                       78,500         1,392,590
                                                                  -------------
                                                                       5,053,108
                                                                  -------------
Metal - Nonferrous-0.2%
Alcoa, Inc.                                            18,500           599,030
                                                                  -------------
                                                                       5,652,138
                                                                  -------------
Utilities-0.8%
Electric & Gas-0.8%
American Electric Power Co., Inc.                      16,900           553,137
Constellation Energy Group, Inc.                        4,800           197,280
Entergy Corp.                                           4,950           298,485
FirstEnergy Corp.                                      20,300           816,872
Sempra Energy                                          15,100           545,865
Wisconsin Energy Corp.                                 25,900           848,225
                                                                  -------------
                                                                       3,259,864
                                                                  -------------
Transportation-0.5%
Transportation - Road & Rail-0.5%
Burlington Northern Santa Fe Corp.                     27,175           972,865
CSX Corp.                                              21,950           693,181
Norfolk Southern Corp.                                 16,100           457,240
                                                                  -------------
                                                                       2,123,286
                                                                  -------------
Telecommunications-0.1%
Telecommunications-0.1%
Sprint Corp.                                           30,600           602,208
                                                                  -------------
Total United States Investments
(cost $163,229,913)                                                 164,264,473
                                                                  -------------
Foreign Investments-21.4%
Australia-0.9%
Bunnings Warehouse Property Trust                      79,601            96,169
Centro Properties Group                               108,894           351,257
Deutsche Office Trust                                 255,400           215,945
General Property Trust                                174,500           440,157
ING Industrial Fund                                   287,358           398,169
Macquarie CountryWide Trust                           205,634           279,087
Rinker Group, Ltd.                                     43,535           269,459
Ronin Property Group                                  237,700           201,006
Stockland                                             103,339           411,988
Westfield Group(a)                                     92,664         1,010,730
                                                                  -------------
                                                                       3,673,967
                                                                  -------------


-------------------------------------------------------------------------------

32 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Belgium-0.2%
Delhaize Group                                         12,000     $     677,129
                                                                  -------------
Bermuda-0.2%
Marvell Technology Group, Ltd.(a)                      43,000           994,160
                                                                  -------------
Brazil-0.2%
Petroleo Brasileiro, SA (ADR)                          18,100           504,809
Votorantim Celulose e Papel, SA (ADR)                   6,000           210,780
                                                                  -------------
                                                                         715,589
                                                                  -------------
Canada-1.2%
Alcan, Inc.                                            17,800           772,261
Bank of Nova Scotia                                    26,500           724,081
Boardwalk Real Estate Investment Trust                 15,000           193,651
Borealis Retail Real Estate Investment Trust           30,900           280,653
Canadian Real Estate Investment Trust                  27,600           336,407
Cominar Real Estate Investment Trust                   11,800           137,016
H&R Real Estate Investment Trust                       16,900           216,255
InnVest Real Estate Investment Trust                   13,200           109,766
Magna International, Inc. Cl.A                          1,600           119,490
Manulife Financial Corp.                               17,100           707,738
Manulife Financial Corp.(b)                             8,178           338,815
O&Y Real Estate Investment Trust                       19,000           184,257
RioCan Real Estate Investment Trust                    52,100           633,050
Summit Real Estate Investment Trust                    25,000           335,472
                                                                  -------------
                                                                       5,088,912
                                                                  -------------
China-0.1%
China Petroleum & Chemical Corp. Cl.H               1,128,000           443,118
                                                                  -------------
Denmark-0.0%
Danske Bank A/S                                         6,400           155,246
                                                                  -------------
Finland-0.1%
Sponda Oyj                                             32,600           265,873
                                                                  -------------
France-2.4%
Arcelor                                                75,380         1,293,705
Assurances Generales de France(a)                      13,100           752,776
BNP Paribas, SA                                        11,572           705,592
Compagnie de Saint-Gobain                               4,100           207,396
Credit Agricole, SA(a)                                 22,900           580,446
Essilor International, SA                               5,133           315,840
Gecina                                                  7,400           616,319
Klepierre                                               3,800           275,375
L'Oreal, SA                                             3,313           221,621
LVMH Moet Hennessy Louis Vuitton, SA                    3,657           235,553
Renault, SA(a)                                          8,300           669,583
Sanofi-Aventis(a)                                       8,200           584,699
Sanofi-Synthelabo, SA                                   2,991           213,179
Schneider Electric, SA(a)                               4,796           302,108


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 33

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Societe Generale(a)                                     5,900     $     507,490
Total, SA                                               5,186         1,017,183
Unibail                                                11,118         1,261,461
                                                                  -------------
                                                                       9,760,326
                                                                  -------------
Germany-0.8%
Altana AG(a)                                            3,706           202,600
Continental AG                                         16,200           845,226
Hannover Rueckversicherung AG                           1,400            45,387
HeidelbergCement AG(a)                                  8,800           388,011
MAN AG(a)                                              12,500           426,748
Porsche AG pfd.                                           612           374,377
SAP AG                                                  5,964           874,581
                                                                  -------------
                                                                       3,156,930
                                                                  -------------
Hong Kong-0.7%
Esprit Holdings, Ltd.                                 133,000           643,292
Hang Lung Properties, Ltd.                            365,000           533,299
Henderson Land Development Co., Ltd.                   81,000           397,678
Kerry Properties, Ltd.                                306,500           555,911
Sun Hung Kai Properties, Ltd.                          86,500           807,070
                                                                  -------------
                                                                       2,937,250
                                                                  -------------
Hungary-0.1%
MOL Magyar Olaj-es Gazipari Rt.                        10,900           476,396
                                                                  -------------
Ireland-0.3%
Allied Irish Banks PLC                                 13,922           219,682
CRH PLC                                                35,895           821,300
Depfa Bank PLC                                         25,500           338,337
                                                                  -------------
                                                                       1,379,319
                                                                  -------------
Israel-0.4%
Bank Hapoalim, Ltd.                                   118,500           321,538
Teva Pharmaceutical Industries, Ltd. (ADR)             41,300         1,125,425
                                                                  -------------
                                                                       1,446,963
                                                                  -------------
Italy-0.2%
Beni Stabili SpA                                      218,400           186,417
Eni SpA(a)                                             34,600           712,627
                                                                  -------------
                                                                         899,044
                                                                  -------------
Japan-3.8%
Advantest Corp.                                         2,300           147,208
Aeon Credit Service Co., Ltd.                           2,700           176,896
Aiful Corp.                                             7,600           766,753
Bridgestone Corp.                                      23,000           439,888
Canon, Inc.                                            41,800         2,011,858
Denso Corp.                                            28,200           698,860
Eisai Co., Ltd.                                        18,200           523,221
Honda Motor Co., Ltd.                                  17,600           882,800
Hoya Corp.                                             10,200           990,922
Ito-Yokado Co., Ltd.                                    7,000           260,775
Japan Retail Fund Investment Corp.                         60           435,293
JFE Holdings, Inc.                                     22,600           621,407


-------------------------------------------------------------------------------

34 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
KDDI Corp.                                                 64     $     310,388
Keyence Corp.                                           2,400           496,299
Matsushita Electric Industrial Co., Ltd.               17,000           230,513
Mitsubishi Corp.                                       68,000           709,212
Mitsubishi Estate Co., Ltd.                            98,000         1,111,302
Mitsubishi Tokyo Financial Group, Inc.                     34           308,951
Nippon Building Fund, Inc.                                 51           383,564
Nippon Meat Packers, Inc.                              14,000           167,322
Nissan Motor Co., Ltd.                                 56,000           614,101
Nitto Denko Corp.                                      10,000           442,406
ORIX JREIT, Inc.                                           61           354,150
Pioneer Corp.                                           3,900            86,308
Promise Co., Ltd.                                      11,000           704,261
Ricoh Co., Ltd.                                        12,000           237,585
Sumitomo Mitsui Financial Group, Inc.                     136           828,758
UFJ Holdings, Inc.(a)                                     150           762,176
                                                                  -------------
                                                                      15,703,177
                                                                  -------------
Mexico-0.2%
America Movil SA de CV (ADR)                           12,900           441,825
Cemex SA de CV (ADR)                                    6,500           183,950
Grupo Televisa, SA (ADR)                                1,200            57,756
                                                                  -------------
                                                                         683,531
                                                                  -------------
Netherlands-0.6%
DSM NV                                                  2,100           102,658
Eurocommercial Properties NV                            5,500           172,078
ING Groep NV                                           40,300           989,558
Rodamco Europe NV                                      12,500           809,928
Wereldhave NV                                           3,800           325,136
                                                                  -------------
                                                                       2,399,358
                                                                  -------------
Russia-0.1%
Mobile Telesystems (ADR)                                2,100           271,656
                                                                  -------------
Singapore-0.4%
Ascendas Real Estate Investment Trust                 520,550           457,235
CapitaMall Trust                                      345,000           339,511
Flextronics International, Ltd.(a)                      9,500           117,895
Singapore Telecommunications, Ltd.(a)                 555,000           743,761
                                                                  -------------
                                                                       1,658,402
                                                                  -------------
South Korea-0.6%
Hyundai Motor Co., Ltd.                                 9,300           404,848
Kookmin Bank(a)                                        12,000           384,283
POSCO                                                   4,800           688,410
Samsung Electronics Co., Ltd. (GDR)(c)                  2,632           509,950
Shinhan Financial Group Co., Ltd.                      18,100           307,637
                                                                  -------------
                                                                       2,295,128
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 35

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Spain-0.5%
ACS, Actividades de Construccion
  y Servicios, SA                                      12,240     $     209,053
Banco Bilbao Vizcaya Argentaria, SA                    36,949           495,039
Inditex, SA(a)                                         18,741           432,468
Repsol YPF, SA(a)                                      33,600           698,106
Telefonica, SA                                         25,539           365,424
                                                                  -------------
                                                                       2,200,090
                                                                  -------------
Sweden-0.4%
Svenska Cellulosa AB Cl.B                              18,200           686,653
Telefonaktiebolaget LM Ericsson Cl.B(a)               324,539           882,109
                                                                  -------------
                                                                       1,568,762
                                                                  -------------
Switzerland-1.5%
Alcon, Inc.                                            21,000         1,571,640
Credit Suisse Group(a)                                 22,700           711,615
Nestle, SA                                              1,466           347,935
Nobel Biocare Holding AG                                2,154           305,207
Novartis AG                                            23,570         1,096,852
Roche Holdings AG(a)                                   10,854         1,057,042
Swiss Re(a)                                             5,562           316,268
UBS AG                                                 11,445           772,663
                                                                  -------------
                                                                       6,179,222
                                                                  -------------
Taiwan-0.6%
Compal Electronics, Inc. (GDR)(a)                     153,629           722,054
Hon Hai Precision Industry Co., Ltd. (GDR)(c)          24,595           174,625
Taiwan Semiconductor Manufacturing
  Co., Ltd. (ADR)                                     226,433         1,709,569
                                                                  -------------
                                                                       2,606,248
                                                                  -------------
Thailand-0.0%
PTT Public Co., Ltd.                                   24,500            88,299
                                                                  -------------
United Kingdom-4.9%
A & J Mucklow Group PLC                                26,700           151,151
AstraZeneca PLC                                        17,983           830,766
Aviva PLC                                              73,800           709,677
BHP Billiton PLC                                       16,599           157,122
BP PLC                                                100,600           895,834
British Land Co. PLC                                   61,500           799,599
Brixton PLC                                            38,100           211,904
Capita Group PLC                                       53,552           307,167
Capital & Regional PLC                                 45,900           458,968
Carnival PLC                                           18,668           901,996
Derwent Valley Holdings PLC                            19,300           311,711
Enterprise Inns PLC                                    21,844           216,322
George Wimpey PLC                                      37,100           280,920
GlaxoSmithKline PLC                                    31,800           649,829
GUS PLC                                                41,790           641,028
Hammerson PLC                                          27,800           367,625
Hilton Group PLC                                       73,077           344,999


-------------------------------------------------------------------------------

36 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
HSBC Holdings PLC                                      78,785     $   1,229,423
InterContinental Hotels Group PLC                      21,400           219,046
Land Securities Group PLC                              48,630         1,009,922
Legal & General Group PLC                             142,260           256,334
Liberty International PLC                              37,800           566,105
LogicaCMG PLC                                           1,717             5,015
Man Group PLC                                           6,423           153,484
Reckitt Benckiser PLC                                  33,815           891,810
RMC Group PLC                                          40,700           468,517
Royal & Sun Alliance Insurance Group PLC              131,000           168,073
Royal Bank of Scotland Group PLC                       41,192         1,152,206
Slough Estates PLC                                     82,100           682,203
Smith & Nephew PLC                                     53,687           484,767
Standard Chartered PLC                                 40,618           692,987
Taylor Woodrow PLC                                     54,300           268,625
Tesco PLC                                             227,016         1,091,744
Vodafone Group PLC                                    626,222         1,428,568
Whitbread PLC                                          18,000           265,340
Xstrata PLC                                            48,790           711,864
                                                                  -------------
                                                                      19,982,651
                                                                  -------------
Total Foreign Investments
  (cost $83,617,292)                                                 87,706,746
                                                                  -------------
Total Common & Preferred Stocks
  (cost $246,847,205)                                               251,971,219
                                                                  -------------
DEBT OBLIGATIONS-32.9%

United States Investments-29.7%
Corporate Debt Obligations-28.4%
Automotive-2.2%
American Axle & Manufacturing, Inc.
  5.25%, 2/11/14                                       $  500           495,949
American Honda Finance Corp.
  4.50%, 5/26/09(c)                                     1,000         1,025,169
DaimlerChrysler NA Holdings
  4.75%, 1/15/08                                          600           618,850
Ford Motor Co.
  7.45%, 7/16/31                                        1,825         1,789,498
Ford Motor Credit Co.
  7.375%, 10/28/09                                      1,600         1,751,198
General Motors Corp.
  7.20%, 1/15/11                                        1,100         1,168,012
  8.375%, 7/15/33                                       2,100         2,232,434
                                                                  -------------
                                                                       9,081,110
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 37

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Banks-1.3%
Bank of America Corp.
  4.75%, 10/15/06                                      $1,000     $   1,037,661
BB&T Corp.
  5.20%, 12/23/15                                         400           404,107
Mercantile Bankshares Corp.
  4.625%, 4/15/13                                         200           195,511
Washington Mutual Bank
  5.65%, 8/15/14                                        1,500         1,557,000
Wells Fargo & Co.
  1.619%, 3/23/07                                       2,000         2,000,402
                                                                  -------------
                                                                       5,194,681
                                                                  -------------
Finance-10.6%
Assurant, Inc.
  5.625%, 2/15/14                                         425           434,655
Boeing Capital Corp.
  6.50%, 2/15/12                                        1,500         1,671,603
CA Preferred Funding Trust
  7.00%, 1/30/49                                          400           413,555
Capital One Bank
  5.00%, 6/15/09                                        1,500         1,556,127
CIT Group, Inc.
  7.375%, 4/02/07                                       1,200         1,323,340
Citigroup, Inc.
  1.40%, 6/04/07                                        4,000         3,998,592
Countrywide Home Loans, Inc.
  4.00%, 3/22/11                                          750           725,321
Credit Suisse First Boston, Inc.
  4.625%, 1/15/08                                         800           827,506
EOP Operating LP
  7.50%, 4/19/29                                          100           110,608
General Electric Capital Corp.
  3.50%, 5/01/08                                        3,600         3,606,862
Genworth Financial, Inc.
  1.67%, 6/15/07                                        3,500         3,502,667
Household Finance Corp.
  5.75%, 1/30/07                                        1,300         1,382,140
International Lease Finance Corp.
  6.375%, 3/15/09                                         900           986,757
J. P. Morgan Chase & Co.
  1.70%, 6/14/07                                        2,150         2,148,596
  5.25%, 5/30/07                                          400           421,784
Lehman Brothers Holdings, Inc.
  4.00%, 1/22/08                                        1,375         1,395,207
  6.25%, 5/15/06                                          200           211,536
Liberty Mutual Group
  7.00%, 3/15/34(c)                                       750           761,282
Mangrove Bay Pass-Through Trust pfd.
  6.102%, 7/15/33(c)                                      600           610,296
Markel Corp.
  6.80%, 2/15/13                                          400           428,447


-------------------------------------------------------------------------------

38 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
MBNA America Bank
  5.375%, 1/15/08                                      $2,300     $   2,417,295
Morgan Stanley
  1.84%, 2/15/07                                        3,500         3,502,194
Nationwide Mutual Insurance Co.
  6.60%, 4/15/34(c)                                       750           743,093
SAFECO Corp.
  4.875%, 2/01/10                                         200           206,560
  6.875%, 7/15/07                                         100           109,803
SLM Corp.
  1.88%, 7/25/07                                        3,500         3,506,643
The Bear Stearns Cos., Inc.
  2.186%, 9/27/07                                       1,750         1,773,553
The Commerce Group, Inc.
  5.95%, 12/09/13                                         300           309,011
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                       2,700         2,755,328
Verizon Global Funding Corp.
  6.75%, 12/01/05                                         200           210,581
XL Capital, Ltd.
  5.25%, 9/15/14                                        1,400         1,404,738
                                                                  -------------
                                                                      43,455,680
                                                                  -------------
Industrial-6.8%
Albertson's, Inc.
  8.00%, 5/01/31                                        1,100         1,325,191
AOL Time Warner, Inc.
  7.70%, 5/01/32                                        2,000         2,304,888
Boeing Co.
  7.25%, 6/15/25                                          300           348,105
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13                                       2,200         2,660,181
CRH America, Inc.
  6.95%, 3/15/12                                          900         1,021,171
CSX Corp.
  6.25%, 10/15/08                                         200           217,072
Delhaize America, Inc.
  8.125%, 4/15/11                                       1,000         1,137,626
Eastman Chemical Co.
  7.00%, 4/15/12                                        1,100         1,251,272
Federated Department Stores, Inc.
  6.625%, 4/01/11                                       2,100         2,344,421
  7.00%, 2/15/28                                          200           220,160
Harley-Davidson, Inc.
  3.625%, 12/15/08(c)                                     200           199,638
Kellogg Co.
  2.875%, 6/01/08                                         700           686,177
Kraft Foods, Inc.
  4.625%, 11/01/06                                        300           309,731
Media General, Inc. Cl.A
  6.95%, 9/01/06                                          300           314,308


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 39

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
National Rural Utilities Cooperative Finance Corp.
  6.00%, 5/15/06                                       $  100     $     105,434
News America, Inc.
  6.55%, 3/15/33                                        1,100         1,160,337
Packaging Corp. of America
  4.375%, 8/01/08                                         200           201,811
  5.75%, 8/01/13                                          200           205,174
Placer Dome, Inc.
  6.45%, 10/15/35                                         100           103,788
Pulte Homes, Inc.
  5.25%, 1/15/14                                          500           492,885
Raytheon Co.
  4.85%, 1/15/11                                          900           924,075
  8.30%, 3/01/10                                          200           239,434
Safeway, Inc.
  7.25%, 2/01/31                                        2,000         2,220,638
The Procter & Gamble Co.
  6.875%, 9/15/09                                         500           570,728
The Walt Disney Co.
  6.75%, 3/30/06                                          300           317,975
Tyco International Group, SA
  6.00%, 11/15/13                                       1,100         1,177,719
United Health Group, Inc.
  3.75%, 2/10/09                                          700           696,592
Waste Management, Inc.
  5.00%, 3/15/14                                          700           696,317
  7.375%, 8/01/10                                         400           460,205
Weyerhaeuser Co.
  7.375%, 3/15/32                                       2,400         2,754,173
Wyeth
  5.50%, 2/01/14                                        1,000         1,005,052
Yum! Brands, Inc.
  8.50%, 4/15/06                                           75            81,538
                                                                  -------------
                                                                      27,753,816
                                                                  -------------
Oil-1.3%
Amerada Hess Corp.
  7.30%, 8/15/31                                        1,050         1,129,430
Devon Financing Corp.
  6.875%, 9/30/11                                         700           789,826
Duke Capital LLC
  6.75%, 2/15/32                                        1,500         1,560,533
Pemex Project Funding Master Trust
  7.375%, 12/15/14                                        200           219,300
Valero Energy Corp.
  3.50%, 4/01/09                                        1,650         1,602,531
                                                                  -------------
                                                                       5,301,620
                                                                  -------------
Real Estate Corporate Debt
  (Non-REIT)-0.0%
EOP Operating LP
  7.25%, 6/15/28                                          100           107,606
                                                                  -------------


-------------------------------------------------------------------------------

40 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Real Estate Investment Trust-0.1%
Avalonbay Communities, Inc.
  7.50%, 12/15/10                                      $  300     $     347,006
EOP Operating LP
  7.00%, 7/15/11                                          200           223,576
                                                                  -------------
                                                                         570,582
                                                                  -------------
Telecommunications-2.1%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31                                          700           905,988
Cingular Wireless LLC
  6.50%, 12/15/11                                         350           386,027
SBC Communications, Inc.
  5.625%, 6/15/16                                       2,000         2,023,706
Sprint Capital Corp.
  8.75%, 3/15/32                                        2,250         2,848,570
Verizon Global Funding Corp.
  7.25%, 12/01/10                                         800           918,250
Verizon, Inc.
  7.375%, 4/01/32                                       1,400         1,547,564
                                                                  -------------
                                                                       8,630,105
                                                                  -------------
Utilities-4.0%
Carolina Power & Light Co.
  6.50%, 7/15/12                                          925         1,025,295
  6.65%, 4/01/08                                          100           109,282
Centerpoint Energy Resources Corp.
  7.875%, 4/01/13                                       2,000         2,359,342
Consumers Energy Co.
  5.375%, 4/15/13                                         300           306,600
  5.50%, 8/15/16(c)                                     2,025         2,041,530
FirstEnergy Corp.
  6.45%, 11/15/11                                       2,300         2,488,393
NiSource Finance Corp.
  7.875%, 11/15/10                                      1,000         1,173,346
Ohio Power Co.
  5.50%, 2/15/13                                        1,800         1,873,184
Pacific Gas & Electric Co.
  6.05%, 3/01/34                                          750           752,671
PSE&G Power LLC
  5.00%, 4/01/14                                          525           507,681
Public Service Co. of Colorado
  7.875%, 10/01/12                                      1,375         1,671,123
Southern California Edison Co.
  6.00%, 1/15/34                                          500           515,851
Westar Energy, Inc.
  6.00%, 7/01/14                                          500           532,176
Xcel Energy, Inc.
  7.00%, 12/01/10                                         900         1,016,416
                                                                  -------------
                                                                      16,372,890
                                                                  -------------
Total Corporate Debt Obligations
  (cost $115,296,565)                                               116,468,090
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 41

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
U.S. Government & Government
  Sponsored Agency Obligations-1.3%
Federal Home Loan Mortgage Corp.
  5.125%, 11/07/13                                     $  200     $     201,585
U.S. Treasury Note
  4.25%, 8/15/14                                        5,000         5,050,000
                                                                  -------------
Total U.S. Government &
  Government Sponsored Agency Obligations
  (cost $5,191,570)                                                   5,251,585
                                                                  -------------
Total United States Investments
  (cost $120,488,135)                                               121,719,675
                                                                  -------------
Foreign Investments-3.2%
Canada-0.5%
Abitibi-Consolidated, Inc.
  6.95%, 12/15/06                                         300           310,875
Telus Corp.
  7.50%, 6/01/07                                        1,500         1,647,909
                                                                  -------------
                                                                       1,958,784
                                                                  -------------
Italy-0.3%
Telecom Italia Capital
  5.25%, 11/15/13(c)                                    1,370         1,391,269
                                                                  -------------
Japan-0.2%
Mizuho Financial Group
  5.79%, 4/15/14(c)                                       700           720,726
                                                                  -------------
Luxembourg-0.0%
Tyco International Group, SA
  6.125%, 1/15/09                                         200           217,447
                                                                  -------------
Netherlands-0.2%
Deutsche Telekom International Finance BV
  8.25%, 6/15/05                                          400           417,944
Koninklijke (Royal) KPN NV
  8.00%, 10/01/10                                         200           237,717
                                                                  -------------
                                                                         655,661
                                                                  -------------
United Kingdom-2.0%
Abbey National PLC
  6.70%, 6/15/08                                          400           439,509
British Sky Broadcasting Group Plc.
  8.20%, 7/15/09                                        1,400         1,622,900
British Telecommunications PLC
  8.875%, 12/15/30                                      1,750         2,274,403
CE Electric UK Funding Co.
  6.995%, 12/30/07(c)                                     700           744,362
HBOS PLC
  6.00%, 11/01/33                                         200           200,420


-------------------------------------------------------------------------------

42 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
HBOS Treasury Services PLC
  1.67%, 1/12/07(c)                                    $  500     $     500,617
Northern Rock PLC
  5.60%, 4/30/49(c)                                     1,000         1,014,412
WPP Finance Corp.
  5.875%, 6/15/14(c)                                    1,400         1,433,886
                                                                  -------------
                                                                       8,230,509
                                                                  -------------
Total Foreign Investments
  (cost $12,930,714)                                                 13,174,396
                                                                  -------------
Total Debt Obligations
  (cost $133,418,849)                                               134,894,071
                                                                  -------------
SHORT-TERM INVESTMENTS-4.6%
Commercial Paper-1.4%
Fairway Finance Corp.
  Zero coupon, 9/01/04                                  1,600         1,600,000
Prudential Funding Corp.
  Zero coupon, 9/01/04                                  4,000         4,000,000
                                                                  -------------
                                                                       5,600,000
                                                                  -------------
Time Deposit-3.2%
State Street Euro Dollar
  0.85%, 9/01/04                                       13,284        13,284,000
                                                                  -------------
Total Short-Term Investments
  (cost $18,884,000)                                                 18,884,000
                                                                  -------------
Total Investments-99.0%
  (cost $399,150,054)                                               405,749,290
Other assets less liabilities-1.0%                                    4,210,831
                                                                  -------------
Net Assets-100%                                                   $ 409,960,121
                                                                  =============


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 43

                             Portfolio of Investments--Balanced Wealth Strategy
-------------------------------------------------------------------------------


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                        Value at
               Number of    Expiration     Original    August 31,   Unrealized
    Type       Contracts      Month          Value        2004     Depreciation
-------------------------------------------------------------------------------
EURO Stoxx 50     16      September 2004   $ 539,984    $ 522,429    $ (17,555)

Japanese Yen
Topix Index        3      September 2004     318,995      310,924       (8,071)
                                                                     ---------
                                                                      $ (25,626)
                                                                     =========


(a) Non-income producing security.

(b) U.S. exchange listed.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the aggregate market value of these securities amounted to $11,870,855 or 2.9% of net assets.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Pfd. - Preferred stock

See notes to financial statements.


-------------------------------------------------------------------------------

44 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


WEALTH PRESERVATION STRATEGY
PORTFOLIO OF INVESTMENTS
August 31, 2004


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
DEBT OBLIGATIONS-60.4%

United States Investments-57.8%
U.S. Government & Government Sponsored
  Agency Obligations-27.5%
Federal Home Loan Bank
  2.25%, 5/15/06                                       $1,240     $   1,236,198
Federal Home Loan Mortgage Corp.
  3.75%, 8/03/07                                        2,435         2,453,652
  4.25%, 5/04/09                                        2,210         2,218,972
  5.125%, 11/07/13                                        100           100,793
Federal National Mortgage Association
  3.25%, 6/28/06                                        2,280         2,293,452
  6.00%, 11/01/16                                         490           514,967
  6.00%, TBA                                            1,150         1,207,141
  6.50%, TBA                                            1,700         1,784,470
  7.00%, TBA                                            3,100         3,292,144
U.S. Treasury Bond
  3.625%, 4/15/28                                         393           496,292
U.S. Treasury Notes
  1.125%, 6/30/05                                       9,010         8,954,039
  1.875%, 7/15/13                                       1,936         1,964,714
  2.375%, 8/15/06                                       1,255         1,255,000
  2.625%, 11/15/06                                      6,065         6,083,480
  3.00%, 7/15/12                                        3,086         3,409,249
  3.375%, 1/15/07-1/15/12                               1,824         2,008,305
  3.50%, 8/15/09-1/15/11                                2,374         2,579,286
  3.625%, 1/15/08                                       1,509         1,658,457
  3.875%, 1/15/09                                       2,440         2,747,840
  4.25%, 1/15/10-8/15/14                                3,998         4,311,235
                                                                  -------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $50,403,494)                                                 50,569,686
                                                                  -------------
Corporate Debt Obligations-25.5%
Automotive-2.2%
American Honda Finance Corp.
  4.50%, 5/26/09(a)                                       500           512,585
DaimlerChrysler NA Holdings
  4.75%, 1/15/08                                          200           206,283
Ford Motor Co.
  7.45%, 7/16/31                                          550           539,301
Ford Motor Credit Co.
  5.625%, 10/01/08                                        450           464,211
  7.375%, 10/28/09                                        650           711,424
  7.50%, 3/15/05                                           20            20,526


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 45

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
General Motors Acceptance Corp.
  6.75%, 1/15/06                                       $  405     $     424,613
General Motors Corp.
  7.20%, 1/15/11                                          400           424,731
  8.375%, 7/15/33                                         700           744,145
                                                                  -------------
                                                                       4,047,819
                                                                  -------------
Banks-1.2%
Bank of America Corp.
  4.75%, 10/15/06                                         300           311,298
BB&T Corp.
  5.20%, 12/23/15                                         200           202,053
Fifth Third Bank
  5.20%, 3/01/19                                          250           245,145
Mercantile Bankshares Corp.
  4.625%, 4/15/13                                         100            97,756
Washington Mutual Bank
  5.65%, 8/15/14                                          500           519,000
Wells Fargo & Co.
  1.619%, 3/23/07                                         750           750,151
                                                                  -------------
                                                                       2,125,403
                                                                  -------------
Finance-10.2%
Assurant, Inc.
  5.625%, 2/15/14                                         200           204,543
Boeing Capital Corp.
  6.50%, 2/15/12                                          800           891,522
CA Preferred Funding Trust
  7.00%, 1/30/49                                          200           206,777
Capital One Bank
  5.00%, 6/15/09                                          500           518,709
CIT Group, Inc.
  7.375%, 4/02/07                                       1,250         1,378,479
Citigroup, Inc.
  1.40%, 6/04/07                                        1,400         1,399,507
Countrywide Home Loans, Inc.
  4.00%, 3/22/11                                          250           241,774
Credit Suisse First Boston, Inc.
  4.625%, 1/15/08                                         300           310,315
EOP Operating LP
  7.50%, 4/19/29                                          100           110,608
General Electric Capital Corp.
  3.50%, 5/01/08                                        1,500         1,502,859
Genworth Financial, Inc.
  1.67%, 6/15/07                                        1,500         1,501,143
Household Finance Corp.
  5.75%, 1/30/07                                        1,055         1,121,660
International Lease Finance Corp.
  6.375%, 3/15/09                                         350           383,739


-------------------------------------------------------------------------------

46 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
J.P. Morgan Chase & Co.
  5.25%, 5/30/07                                       $  100     $     105,446
JPM Capital Trust I
  7.54%, 1/15/27                                          100           109,852
Lehman Brothers Holdings, Inc.
  4.00%, 1/22/08                                          650           659,552
Mangrove Bay Pass-Through Trust pfd.
  6.10%, 7/15/33(a)                                       250           254,290
Markel Corp.
  6.80%, 2/15/13                                          100           107,112
MBNA America Bank
  5.375%, 1/15/08                                         850           893,348
Meridian Funding Co. LLC
  2.19%, 7/26/10                                          500           499,750
Morgan Stanley
  1.84%, 2/15/07                                        1,500         1,500,940
Nationwide Mutual Insurance Co.
  6.60%, 4/15/34(a)                                       250           247,698
SAFECO Corp.
  4.875%, 2/01/10                                         100           103,280
  6.875%, 7/15/07                                         100           109,803
SLM Corp.
  1.88%, 7/25/07                                        1,100         1,102,088
The Bear Stearns Cos., Inc.
  2.186%, 9/27/07                                         750           760,094
The Commerce Group, Inc.
  5.95%, 12/09/13                                         150           154,505
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                       1,795         1,831,783
Verizon Global Funding Corp.
  6.75%, 12/01/05                                         100           105,291
XL Capital, Ltd.
  5.25%, 9/15/14                                          500           501,692
                                                                  -------------
                                                                      18,818,159
                                                                  -------------
Industrial-6.1%
Abbott Laboratories
  5.625%, 7/01/06                                         100           105,192
Albertson's, Inc.
  8.00%, 5/01/31                                          400           481,888
Anthem, Inc.
  3.50%, 9/01/07                                          295           295,386
AOL Time Warner, Inc.
  6.15%, 5/01/07                                          320           342,731
  7.70%, 5/01/32                                          700           806,711
Boeing Co.
  7.25%, 6/15/25                                          100           116,035
  8.75%, 8/15/21                                           50            65,650
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13                                         800           967,338
Comcast Cable Communications, Inc.
  8.375%, 5/01/07                                          30            33,727


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 47

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
CRH America, Inc.
  6.95%, 3/15/12                                       $  350     $     397,122
CSX Corp.
  7.45%, 5/01/07                                          200           220,218
Eastman Chemical Co.
  7.00%, 4/15/12                                          400           455,008
Federated Department Stores, Inc.
  6.625%, 4/01/11                                         700           781,474
  7.00%, 2/15/28                                          100           110,080
Harley-Davidson, Inc.
  3.625%, 12/15/08(a)                                     100            99,819
Kellogg Co.
  2.875%, 6/01/08                                         500           490,126
Kohl's Corp.
  6.30%, 3/01/11                                          100           110,339
Kraft Foods, Inc.
  4.00%, 10/01/08                                         210           211,805
  4.625%, 11/01/06                                        200           206,487
National Rural Utilities Cooperative Finance Corp.
  6.00%, 5/15/06                                          100           105,434
News America, Inc.
  6.55%, 3/15/33                                          400           421,941
Packaging Corp. of America
  5.75%, 8/01/13                                          100           102,587
Pulte Homes, Inc.
  5.25%, 1/15/14                                          200           197,154
Raytheon Co.
  8.30%, 3/01/10                                          100           119,717
Safeway, Inc.
  4.125%, 11/01/08                                        430           430,142
  7.25%, 2/01/31                                          650           721,707
The Procter & Gamble Co.
  6.875%, 9/15/09                                         275           313,900
Tyco International Group, SA
  6.00%, 11/15/13                                         400           428,262
UnitedHealth Group, Inc.
  3.75%, 2/10/09                                          300           298,539
Waste Management, Inc.
  7.375%, 8/01/10                                         200           230,103
Weyerhaeuser Co.
  6.125%, 3/15/07                                         205           219,507
  7.375%, 3/15/32                                         900         1,032,815
Wyeth
  5.50%, 2/01/14                                          400           402,021
                                                                  -------------
                                                                      11,320,965
                                                                  -------------
Oil-1.4%
Amerada Hess Corp.
  7.30%, 8/15/31                                          100           107,565
ConocoPhillips
  3.625%, 10/15/07                                        100           101,216


-------------------------------------------------------------------------------

48 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Devon Financing Corp.
  6.875%, 9/30/11                                      $  800     $     902,658
Duke Capital LLC
  6.75%, 2/15/32                                          400           416,142
Pemex Project Funding Master Trust
  7.375%, 12/15/14                                        150           164,475
Valero Energy Corp.
  3.50%, 4/01/09                                          930           903,245
                                                                  -------------
                                                                       2,595,301
                                                                  -------------
Real Estate Investment Trust-0.1%
Avalonbay Communities, Inc.
  7.50%, 12/15/10                                         100           115,669
EOP Operating LP
  7.00%, 7/15/11                                          100           111,788
                                                                  -------------
                                                                         227,457
                                                                  -------------
Telecommunications-2.2%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31                                          200           258,854
Cingular Wireless LLC
  6.50%, 12/15/11                                         150           165,440
SBC Communications, Inc.
  5.625%, 6/15/16                                         950           961,260
Sprint Capital Corp.
  6.00%, 1/15/07                                          395           419,571
  8.75%, 3/15/32                                        1,000         1,266,031
Verizon Global Funding Corp.
  7.25%, 12/01/10                                         300           344,344
Verizon, Inc.
  7.375%, 4/01/32                                         500           552,702
                                                                  -------------
                                                                       3,968,202
                                                                  -------------
Utilities-2.1%
Carolina Power & Light Co.
  6.50%, 7/15/12                                          225           249,396
  6.65%, 4/01/08                                          100           109,282
Consumers Energy Co.
  5.375%, 4/15/13                                         100           102,200
  5.50%, 8/15/16(a)                                       675           680,510
NiSource Finance Corp.
  7.875%, 11/15/10                                        250           293,337
Ohio Power Co.
  5.50%, 2/15/13                                          600           624,395
Pacific Gas & Electric Co.
  3.60%, 3/01/09                                          125           123,635
  6.05%, 3/01/34                                          250           250,890
PSE&G Power LLC
  5.00%, 4/01/14                                          225           217,578
Public Service Co. of Colorado
  7.875%, 10/01/12                                        500           607,681
Southern California Edison Co.
  6.00%, 1/15/34                                          200           206,340


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 49

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Xcel Energy, Inc.
  7.00%, 12/01/10                                      $  300     $     338,805
                                                                  -------------
                                                                       3,804,049
                                                                  -------------
Total Corporate Debt Obligations
  (cost $46,508,346)                                                 46,907,355
                                                                  -------------
Asset Backed Securities-3.3%
Ace Securities Corp.
  Series 2003-OP1 Class A2
  1.975%, 12/25/33                                        636           635,807
Ameriquest Mortgage Securities, Inc.
  Series 2003-11A Class AF2
  3.177%, 6/25/05                                         200           200,156
Ameriquest Mortgage Securities, Inc.
  Series 2003-13A Class AF2
  3.03%, 1/25/34                                          300           300,333
Ameriquest Mortgage Securities, Inc.
  Series 2004-R4 Class A2
  1.725%, 6/25/34                                         299           299,015
Centex Home Equity
  Series 2003-C Class AV
  1.915%, 9/25/33                                         205           205,423
Citicorp Mortgage Securities, Inc.
  Series 2002-8 Class 2A
  6.00%, 7/25/32                                          129           128,636
Equity One ABS, Inc.
  Series 2004-3 Class AF1
  1.775%, 7/25/34                                         359           359,296
Long Beach Mortgage Loan Trust
  Series 2004-3 Class M2
  2.215%, 7/25/34                                         400           400,000
Long Beach Mortgage Loan Trust
  Series 2004-4 Class 2A2
  1.795%, 10/25/34                                        480           480,000
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-WMC1 Class A2
  1.915%, 10/25/34                                        385           385,374
Nomura Asset Securities Corp.
  Series 1996-MD5 Class A1B
  7.12%, 4/13/39                                          750           796,013
Renaissance Home Equity Loan Trust
  Series 2003-4 Class A2
  1.815%, 9/26/04                                         376           376,390
Residential Asset Mortgage Products, Inc.
  Series 2004-RS2 Class AI1
  1.745%, 1/25/24                                         212           212,178
Residential Asset Mortgage Products, Inc.
  Series 2004-RS6 Class AI1
  1.765%, 8/25/22                                         145           145,208


-------------------------------------------------------------------------------

50 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc.
  Series 2004-RS7 Class AI1
  1.785%, 8/25/22                                      $  492     $     492,744
Residential Asset Securities Corp.
  Series 2003-KS3 Class A2
  1.915%, 5/25/33                                         354           354,285
Residential Asset Securities Corp.
  Series 2004-KS7 Class AI1
  1.765%, 10/25/21                                        292           291,696
Structured Asset Securities Corp.
  Series 2003-S2 Class A1
  1.865%, 12/25/33                                        116           116,295
                                                                  -------------
Total Asset Backed Securities
  (cost $6,182,291)                                                   6,178,849
                                                                  -------------
Collateralized Mortgage Obligations-1.2%
Chase Mortgage Finance Corp.
  Series 2003-S15 Class 1A1
  6.00%, 1/25/34                                          465           476,148
Federal National Mortgage Association
  Series 2003-W6 Class 1A23
  2.90%, 10/25/42                                          56            56,189
Federal National Mortgage Association
  Series 2003-W7 Class A4
  4.06%, 3/25/33                                          525           527,887
MLCC Mortgage Investors, Inc.
  Series 2004-A Class A1
  1.845%, 4/25/29                                         721           718,116
Structured Asset Securities Corp.
  Series 2002-11A Class 1A1
  2.735%, 6/25/32                                         100           100,944
Washington Mutual
  Series 2004-AR10 Class A2C
  1.875%, 7/25/44                                         298           297,750
                                                                  -------------
Total Collateralized Mortgage Obligations
  (cost $2,184,242)                                                   2,177,034
                                                                  -------------
Commercial Mortgage Backed
  Securities-0.3%
Asset Securitization Corp.
  Series 1996-MD6 Class A1C
  7.04%, 11/13/29
  (cost $591,217)                                         551           587,011
                                                                  -------------
Total United States Investments
  (cost $105,869,590)                                               106,419,935
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 51

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Foreign Investments-2.6%
Canada-0.3%
Alcan, Inc.
  5.20%, 1/15/14                                       $  200     $     204,603
Telus Corp.
  7.50%, 6/01/07                                          400           439,442
                                                                  -------------
                                                                         644,045
                                                                  -------------
Italy-0.5%
Telecom Italia Capital
  4.00%, 11/15/08(a)                                      345           346,482
  5.25%, 11/15/13(a)                                      530           538,228
                                                                  -------------
                                                                         884,710
                                                                  -------------
Japan-0.2%
Mizuho Financial Group
  5.79%, 4/15/14(a)                                       300           308,883
                                                                  -------------
Netherlands-0.1%
Deutsche Telekom International Finance BV
  8.25%, 6/15/05                                          200           208,972
                                                                  -------------
United Kingdom-1.5%
Abbey National PLC
  6.70%, 6/15/08                                          200           219,754
British Sky Broadcasting Group PLC
  8.20%, 7/15/09                                          500           579,607
British Telecommunications PLC
  8.875%, 12/15/30                                        500           649,830
HBOS Treasury Services PLC
  1.67%, 1/12/07(a)                                       200           200,247
Northern Rock PLC
  5.60%, 4/30/14(a)                                       500           507,206
WPP Finance Corp.
  5.875%, 6/15/14(a)                                      600           614,522
                                                                  -------------
                                                                       2,771,166
                                                                  -------------
Total Foreign Investments
  (cost $4,719,051)                                                   4,817,776
                                                                  -------------
Total Debt Obligations
  (cost $110,588,641)                                               111,237,711
                                                                  -------------
COMMON & PREFERRED STOCKS-33.4%
United States Investments-20.9%
Construction & Housing-4.5%
Building Materials-0.1%
Masco Corp.                                             5,900           189,567
                                                                  -------------


-------------------------------------------------------------------------------

52 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Real Estate-4.4%
Alexandria Real Estate Equities, Inc.                   4,500     $     291,600
AMB Property Corp.                                      6,400           239,040
Archstone-Smith Trust                                   7,800           243,750
Boston Properties, Inc.                                 4,800           266,304
Camden Property Trust                                   5,200           244,816
Corporate Office Properties Trust                       8,500           224,825
Cousins Properties, Inc.                                5,100           183,600
Developers Diversified Realty Corp.                     9,500           358,245
Duke Realty Corp.                                       8,600           292,400
EastGroup Properties, Inc.                              4,500           151,875
Equity Office Properties Trust                         11,000           314,160
Equity Residential                                     11,600           375,724
Essex Property Trust, Inc.                              2,200           162,250
General Growth Properties, Inc.                        15,700           473,669
Glenborough Realty Trust, Inc.                          4,300            88,064
Hersha Hospitality Trust                                2,200            21,296
iStar Financial, Inc.                                   5,800           233,392
Kimco Realty Corp.                                        800            40,256
LaSalle Hotel Properties                                1,400            39,536
Mack-Cali Realty Corp.                                  4,900           221,774
Pan Pacific Retail Properties, Inc.                     3,800           202,882
Prentiss Properties Trust                               5,400           198,234
ProLogis                                               15,900           574,785
Reckson Associates Realty Corp.                         1,400            41,160
Regency Centers Corp.                                   5,800           266,800
Shurgard Storage Center, Inc. Cl.A                      5,100           203,490
Simon Property Group, Inc.                             10,500           587,475
SL Green Realty Corp.                                   3,100           155,000
Tanger Factory Outlet Centers, Inc.                       900            39,690
The Macerich Co.                                        2,100           114,450
The Mills Corp.                                         3,900           198,666
The Rouse Co.                                           7,300           485,085
United Dominion Realty Trust, Inc.                      9,600           203,808
Vornado Realty Trust                                    5,200           326,352
Windrose Medical Properties Trust                       6,500            82,355
                                                                  -------------
                                                                       8,146,808
                                                                  -------------
                                                                       8,336,375
                                                                  -------------
Finance-4.0%
Banking-2.0%
Bank of America Corp.                                   9,386           422,182
Citigroup, Inc.                                        24,925         1,161,006
Fannie Mae                                              4,400           327,580
Freddie Mac                                             2,800           187,936
J.P. Morgan Chase & Co.                                20,550           813,369
National City Corp.                                     9,250           349,558
SunTrust Banks, Inc.                                    4,300           292,830
Wachovia Corp.                                          4,100           192,331
                                                                  -------------
                                                                       3,746,792
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 53

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Financial Services-0.6%
Lehman Brothers Holdings, Inc.                          4,000     $     295,560
MBNA Corp.                                             16,200           391,068
Merrill Lynch & Co., Inc.                               2,200           112,354
Morgan Stanley                                          3,000           152,190
The Goldman Sachs Group, Inc.                           2,050           183,783
                                                                  -------------
                                                                       1,134,955
                                                                  -------------
Insurance-1.4%
American International Group, Inc.                     10,050           715,962
Anthem, Inc.(b)                                         3,125           253,875
MetLife, Inc.                                           3,750           139,687
The Allstate Corp.                                      1,450            68,454
The Chubb Corp.                                         2,500           170,025
The Hartford Financial Services Group, Inc.             2,150           131,494
The Progressive Corp.                                   3,540           284,262
The St. Paul Travelers Cos., Inc.                       1,798            62,373
Torchmark Corp.                                           900            46,332
UnitedHealth Group, Inc.                                6,560           433,813
XL Capital, Ltd. Cl.A                                   3,000           210,600
                                                                  -------------
                                                                       2,516,877
                                                                  -------------
                                                                       7,398,624
                                                                  -------------
Consumer Cyclical-3.3%
Appliances & Household Durables-0.0%
Whirlpool Corp.                                         1,050            64,197
                                                                  -------------
Broadcasting & Publishing-1.0%
Comcast Corp. Cl.A Special(b)                           5,650           156,788
The E.W. Scripps Co. Cl.A                               2,750           281,352
Time Warner, Inc.(b)                                   27,500           449,625
Viacom, Inc. Cl.B                                       6,600           219,846
Yahoo!, Inc.(b)                                        22,900           652,879
                                                                  -------------
                                                                       1,760,490
                                                                  -------------
Business & Public Services-0.1%
The Interpublic Group of Cos., Inc.(b)                 11,600           122,380
                                                                  -------------
Leisure & Tourism-0.5%
Boca Resorts, Inc. Cl.A(b)                              5,200            99,840
Carnival Corp.                                          3,200           146,528
Host Marriott Corp.(b)                                 26,100           348,435
Starbucks Corp.(b)                                      4,000           172,960
Starwood Hotels & Resorts Worldwide, Inc.               4,700           207,740
                                                                  -------------
                                                                         975,503
                                                                  -------------
Merchandising-1.4%
Amazon.com, Inc.(b)                                     5,075           193,561
Bed Bath & Beyond, Inc.(b)                              5,800           217,036
eBay, Inc.(b)                                           7,650           662,031
Lowe's Cos., Inc.                                      11,200           556,640
Office Depot, Inc.(b)                                  14,850           237,748
Target Corp.                                            4,475           199,496


-------------------------------------------------------------------------------

54 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
The May Department Stores Co.                           5,775     $     141,545
Wal-Mart Stores, Inc.                                   7,415           390,548
                                                                  -------------
                                                                       2,598,605
                                                                  -------------
Textiles & Apparel-0.3%
Jones Apparel Group, Inc.                               6,700           239,123
Liz Claiborne, Inc.                                       900            34,263
V. F. Corp.                                             3,925           193,659
                                                                  -------------
                                                                         467,045
                                                                  -------------
                                                                       5,988,220
                                                                  -------------
Technology-3.2%
Data Processing-1.5%
Arrow Electronics, Inc.(b)                              3,800            82,232
Avnet, Inc.(b)                                            800            12,704
Dell, Inc.(b)                                          20,860           726,762
Electronic Arts, Inc.(b)                                9,490           472,412
EMC Corp.(b)                                           15,710           169,197
Hewlett-Packard Co.                                    17,650           315,758
Ingram Micro, Inc. Cl.A(b)                              5,000            74,100
Microsoft Corp.                                        23,350           637,455
Solectron Corp.(b)                                     52,700           271,932
Tech Data Corp.(b)                                      1,975            74,379
                                                                  -------------
                                                                       2,836,931
                                                                  -------------
Electrical & Electronics-1.1%
ADC Telecommunications, Inc.(b)                        18,300            39,162
Broadcom Corp. Cl.A(b)                                  8,500           230,690
Cisco Systems, Inc.(b)                                 21,350           400,526
Corning, Inc.(b)                                       28,600           289,432
Juniper Networks, Inc.(b)                              18,300           418,887
QUALCOMM, Inc.                                          9,600           365,280
Tellabs, Inc.(b)                                       35,000           317,450
                                                                  -------------
                                                                       2,061,427
                                                                  -------------
Electronic Components & Instruments-0.6%
Applied Materials, Inc.(b)                             12,510           198,784
Intel Corp.                                            20,405           434,423
Maxim Integrated Products, Inc.                         1,800            78,174
Symantec Corp.(b)                                       6,650           318,934
                                                                  -------------
                                                                       1,030,315
                                                                  -------------
                                                                       5,928,673
                                                                  -------------
Medical-1.8%
Health & Personal Care-1.8%
Amgen, Inc.(b)                                          9,315           552,286
Avon Products, Inc.                                     7,900           349,022
Boston Scientific Corp.(b)                             10,700           382,311
Forest Laboratories, Inc.(b)                            5,150           236,128
Medco Health Solutions, Inc.(b)                         4,000           124,920
Merck & Co., Inc.                                       6,525           293,429
Pfizer, Inc.                                           25,140           821,324
St. Jude Medical, Inc.(b)                               4,660           313,385


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 55

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Wyeth                                                   2,225     $      81,368
Zimmer Holdings, Inc.(b)                                2,650           188,945
                                                                  -------------
                                                                       3,343,118
                                                                  -------------
Capital Equipment-1.1%
Aerospace & Defense-0.1%
The Boeing Co.                                          1,900            99,218
                                                                  -------------
Automobiles-0.1%
BorgWarner, Inc.                                        1,400            62,636
Cooper Tire & Rubber Co.                                1,400            31,696
Lear Corp.                                                900            48,492
                                                                  -------------
                                                                         142,824
                                                                  -------------
Industrial Components-0.0%
Eaton Corp.                                               800            48,280
                                                                  -------------
Multi-Industry-0.9%
Cooper Industries, Ltd. Cl.A                            3,150           173,943
General Electric Co.                                   34,780         1,140,436
Parker Hannifin Corp.                                   4,375           237,869
Textron, Inc.                                           2,950           187,295
                                                                  -------------
                                                                       1,739,543
                                                                  -------------
                                                                       2,029,865
                                                                  -------------
Consumer Staples-0.9%
Beverages & Tobacco-0.4%
Altria Group, Inc.                                      5,500           269,225
PepsiCo, Inc.                                           7,600           380,000
The Coca-Cola Co.                                       1,150            51,417
                                                                  -------------
                                                                         700,642
                                                                  -------------
Food & Household Products-0.5%
Safeway, Inc.(b)                                        8,550           172,710
SUPERVALU, Inc.                                           650            17,134
The Kroger Co.(b)                                      17,150           283,490
The Procter & Gamble Co.                                7,650           428,170
                                                                  -------------
                                                                         901,504
                                                                  -------------
                                                                       1,602,146
                                                                  -------------
Energy-0.7%
Energy Sources-0.7%
ChevronTexaco Corp.                                     5,100           497,250
ConocoPhillips                                          5,250           390,758
Occidental Petroleum Corp.                              8,200           423,530
                                                                  -------------
                                                                       1,311,538
                                                                  -------------
Industrial Commodities-0.6%
Forest & Paper-0.5%
International Paper Co.                                 5,100           204,102
Kimberly-Clark Corp.                                    3,200           213,440
MeadWestvaco Corp.                                      7,800           235,170
Smurfit-Stone Container Corp.(b)                       18,600           329,964
                                                                  -------------
                                                                         982,676
                                                                  -------------


-------------------------------------------------------------------------------

56 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Metal - Nonferrous-0.1%
Alcoa, Inc.                                             4,000     $     129,520
                                                                  -------------
                                                                       1,112,196
                                                                  -------------
Utilities-0.4%
Electric & Gas-0.4%
American Electric Power Co., Inc.                       5,050           165,286
Constellation Energy Group, Inc.                        2,250            92,475
Entergy Corp.                                             700            42,210
FirstEnergy Corp.                                       5,200           209,248
Sempra Energy                                           3,500           126,525
Wisconsin Energy Corp.                                  5,625           184,219
                                                                  -------------
                                                                         819,963
                                                                  -------------
Transportation-0.3%
Transportation - Road & Rail-0.3%
Burlington Northern Santa Fe Corp.                      5,000           179,000
CSX Corp.                                               5,900           186,322
Norfolk Southern Corp.                                  4,300           122,120
                                                                  -------------
                                                                         487,442
                                                                  -------------
Telecommunications-0.1%
Telecommunications-0.1%
Sprint Corp.                                            6,000           118,080
                                                                  -------------
Total United States Investments
  (cost $37,569,555)                                                 38,476,240
                                                                  -------------
Foreign Investments-12.5%
Australia-0.9%
Bunnings Warehouse Property Trust                      35,924            43,401
Centro Properties Group                                47,670           153,768
Deutsche Office Trust                                 116,500            98,503
General Property Trust                                 83,200           209,863
ING Industrial Fund                                   131,125           181,689
Macquarie CountryWide Trust                            94,362           128,069
Rinker Group, Ltd.                                      8,964            55,483
Ronin Property Group                                  108,500            91,750
Stockland                                              44,426           177,116
Westfield Group(b)                                     45,412           495,330
                                                                  -------------
                                                                       1,634,972
                                                                  -------------
Belgium-0.1%
Delhaize Group                                          2,700           152,354
                                                                  -------------
Bermuda-0.1%
Marvell Technology Group, Ltd.(b)                       8,700           201,144
                                                                  -------------
Brazil-0.1%
Petroleo Brasileiro, SA (ADR)                           4,500           125,505
Votorantim Celulose e Papel, SA (ADR)                   1,200            42,156
                                                                  -------------
                                                                         167,661
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 57

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Canada-0.9%
Alcan, Inc.                                             3,700     $     160,526
Bank of Nova Scotia                                     4,600           125,689
Boardwalk Real Estate Investment Trust                  8,200           105,863
Borealis Retail Real Estate Investment Trust           14,100           128,065
Canadian Real Estate Investment Trust                  12,500           152,358
Cominar Real Estate Investment Trust                    5,300            61,541
H&R Real Estate Investment Trust                        7,600            97,251
InnVest Real Estate Investment Trust                    5,800            48,231
Magna International, Inc. Cl.A                            700            52,277
Manulife Financial Corp.                                3,600           148,998
Manulife Financial Corp.(c)                             1,629            67,489
O&Y Real Estate Investment Trust                        8,800            85,340
RioCan Real Estate Investment Trust                    26,000           315,917
Summit Real Estate Investment Trust                    13,000           174,446
                                                                  -------------
                                                                       1,723,991
                                                                  -------------
China-0.0%
China Petrolium and Chemical Corp. Cl.H               250,000            98,209
                                                                  -------------
Finland-0.1%
Sponda Oyj                                             15,880           129,511
                                                                  -------------
France-1.4%
Arcelor                                                15,100           259,153
Assurances Generales de France(b)                       2,800           160,899
BNP Paribas, SA                                         2,346           143,045
Compagnie de Saint-Gobain                               1,100            55,643
Credit Agricole, SA(b)                                  4,370           110,767
Essilor International, SA                               1,019            62,701
Gecina                                                  3,400           283,173
Klepierre                                               1,700           123,194
L'Oreal, SA                                               626            41,876
LVMH Moet Hennessy Louis Vuitton, SA                      832            53,590
Renault, SA(b)                                          1,900           153,278
Sanofi-Synthelabo                                       2,400           171,131
Schneider Electric, SA(b)                               1,099            69,228
Societe Generale(b)                                     1,200           103,218
Total, SA                                               1,057           207,320
Unibail                                                 5,000           567,306
                                                                  -------------
                                                                       2,565,522
                                                                  -------------
Germany-0.3%
Altana AG(b)                                              968            52,919
Continental AG                                          3,200           166,958
HeidelbergCement AG                                     1,400            61,729
MAN AG(b)                                               2,400            81,935
Porsche AG pfd.                                           133            81,360
SAP AG                                                  1,215           178,172
                                                                  -------------
                                                                         623,073
                                                                  -------------


-------------------------------------------------------------------------------

58 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Hong Kong-0.6%
Esprit Holdings, Ltd.                                  27,000     $     130,593
Hang Lung Properties, Ltd.                            165,000           241,080
Henderson Land Development Co., Ltd.                   37,000           181,655
Kerry Properties, Ltd.                                138,500           251,203
Sun Hung Kai Properties, Ltd.                          40,000           373,212
                                                                  -------------
                                                                       1,177,743
                                                                  -------------
Hungary-0.0%
MOL Magyar Olaj-es Gazipari Rt.                         2,100            91,783
                                                                  -------------
Ireland-0.2%
Allied Irish Banks PLC                                  2,901            45,776
CRH PLC                                                 7,864           179,933
Depfa Bank PLC                                          4,400            58,380
                                                                  -------------
                                                                         284,089
                                                                  -------------
Israel-0.2%
Bank Hapoalim, Ltd.                                    23,000            62,408
Teva Pharmaceutical Industries, Ltd. (ADR)              8,500           231,625
                                                                  -------------
                                                                         294,033
                                                                  -------------
Italy-0.1%
Beni Stabili SpA                                       98,650            84,203
Eni SpA(b)                                              6,800           140,054
                                                                  -------------
                                                                         224,257
                                                                  -------------
Japan-2.1%
Advantest Corp.                                           500            32,002
Aeon Credit Service Co., Ltd.                             500            32,758
Aiful Corp.                                             1,550           156,377
Bridgestone Corp.                                       5,000            95,628
Canon, Inc.                                             8,500           409,110
Denso Corp.                                             5,500           136,302
Eisai Co., Ltd.                                         3,600           103,494
Honda Motor Co., Ltd.                                   3,700           185,589
Hoya Corp.                                              2,100           204,013
Ito-Yokado Co., Ltd.                                    1,000            37,254
Japan Retail Fund Investment Corp.                         27           195,882
JFE Holdings, Inc.                                      4,800           131,981
KDDI Corp.                                                 13            63,048
Keyence Corp.                                             500           103,396
Matsushita Electric Industrial Co., Ltd.                3,000            40,679
Mitsubishi Corp.                                       13,000           135,585
Mitsubishi Estate Co., Ltd.                            45,000           510,291
Mitsubishi Tokyo Financial Group, Inc.                      7            63,607
Nippon Building Fund, Inc.                                 22           165,459
Nippon Meat Packers, Inc.                               5,000            59,758
Nissan Motor Co., Ltd.                                 11,700           128,303
Nitto Denko Corp.                                       2,200            97,329
ORIX JREIT, Inc.                                           27           156,755
Pioneer Corp.                                             800            17,704
Promise Co., Ltd.                                       2,300           147,255
Ricoh Co., Ltd.                                         3,000            59,396


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 59

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Sumitomo Mitsui Financial Group, Inc.                      28     $     170,627
UFJ Holdings, Inc.(b)                                      35           177,841
                                                                  -------------
                                                                       3,817,423
                                                                  -------------
Mexico-0.1%
America Movil SA de CV (ADR)                            2,800            95,900
Grupo Televisa, SA (ADR)                                  200             9,626
                                                                  -------------
                                                                         105,526
                                                                  -------------
Netherlands-0.4%
Eurocommercial Properties NV                            2,500            78,217
ING Groep NV                                            8,400           206,260
Rodamco Europe NV                                       5,700           369,327
Wereldhave NV                                           1,700           145,456
                                                                  -------------
                                                                         799,260
                                                                  -------------
Russia-0.0%
Mobile Telesystems (ADR)                                  400            51,744
                                                                  -------------
Singapore-0.3%
Ascendas Real Estate Investment Trust                 234,800           206,241
CapitaMall Trust                                      169,000           166,311
Flextronics International, Ltd.(b)                      2,900            35,989
Singapore Telecommunications, Ltd.(b)                 120,000           160,813
                                                                  -------------
                                                                         569,354
                                                                  -------------
South Korea-0.3%
Hyundai Motor Co.                                       2,100            91,417
Kookmin Bank(b)                                         2,500            80,059
POSCO                                                   1,100           157,761
Samsung Electronics Co., Ltd. (GDR)(a)                    539           104,453
Shinhan Financial Group Co., Ltd.                       3,700            62,887
                                                                  -------------
                                                                         496,577
                                                                  -------------
Spain-0.2%
ACS, Actividades de Construccion y
  Servicios, SA                                         2,400            40,991
Banco Bilbao Vizcaya Argentaria, SA                     7,724           103,485
Inditex, SA(b)                                          3,747            86,466
Repsol YPF, SA(b)                                       6,800           141,283
Telefonica, SA                                          4,350            62,242
                                                                  -------------
                                                                         434,467
                                                                  -------------
Sweden-0.2%
Svenska Cellulosa AB Cl.B                               3,600           135,821
Telefonaktiebolaget LM Ericsson Cl.B(b)                65,592           178,282
                                                                  -------------
                                                                         314,103
                                                                  -------------
Switzerland-0.7%
Alcon, Inc.                                             4,200           314,328
Credit Suisse Group(b)                                  4,700           147,339
Nestle, SA                                                276            65,505
Nobel Biocare Holding AG                                  423            59,936
Novartis AG                                             4,820           224,303
Roche Holdings AG(b)                                    2,202           214,447


-------------------------------------------------------------------------------

60 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Swiss Re(b)                                             1,086     $      61,752
UBS AG                                                  2,378           160,541
                                                                  -------------
                                                                       1,248,151
                                                                  -------------
Taiwan-0.3%
Compal Electronics, Inc. (GDR)(b)                      34,341           161,400
Hon Hai Precision Industry Co., Ltd. (GDR)(a)           5,510            39,119
Taiwan Semiconductor Manufacturing
Co., Ltd. (ADR)                                        46,426           350,516
                                                                  -------------
                                                                         551,035
                                                                  -------------
United Kingdom-2.9%
A & J Mucklow Group PLC                                12,659            71,664
AstraZeneca PLC                                         3,780           174,626
Aviva PLC                                              14,700           141,358
BHP Billiton PLC                                        3,399            32,174
BP PLC                                                 21,700           193,237
British Land Co. PLC                                   28,400           369,246
Brixton PLC                                            18,700           104,006
Capita Group PLC                                       10,457            59,980
Capital & Regional PLC                                 22,100           220,985
Carnival PLC                                            3,884           187,666
Derwent Valley Holdings PLC                             8,710           140,673
Enterprise Inns PLC                                     4,566            45,217
George Wimpey PLC                                       7,000            53,004
GlaxoSmithKline PLC                                     6,700           136,914
GUS PLC                                                 8,223           126,135
Hammerson PLC                                          12,200           161,332
Hilton Group PLC                                       16,843            79,517
HSBC Holdings PLC                                      15,912           248,303
InterContinental Hotels Group PLC                       5,700            58,344
Land Securities Group PLC                              23,200           481,805
Legal & General Group PLC                              30,765            55,435
Liberty International PLC                              18,000           269,574
LogicaCMG PLC                                             314               917
Man Group PLC                                           1,333            31,853
Reckitt Benckiser PLC                                   6,963           183,636
RMC Group PLC                                           8,200            94,394
Royal & Sun Alliance Insurance Group PLC               26,000            33,358
Royal Bank of Scotland Group PLC                        8,997           251,661
Slough Estates PLC                                     35,950           298,723
Smith & Nephew PLC                                     10,829            97,780
Standard Chartered PLC                                  8,725           148,858
Taylor Woodrow PLC                                     10,400            51,449
Tesco PLC                                              48,865           234,997
Vodafone Group PLC                                    138,842           316,733
Xstrata PLC                                            10,800           157,576
                                                                  -------------
                                                                       5,313,130
                                                                  -------------
Total Foreign Investments
  (cost $21,911,863)                                                 23,069,112
                                                                  -------------
Total Common & Preferred Stocks
  (cost $59,481,418)                                                 61,545,352
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 61

                         Portfolio of Investments--Wealth Preservation Strategy
-------------------------------------------------------------------------------


                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-8.7%
U.S. Treasury Bill-4.5%
  Zero coupon, 9/16/04                                 $8,245     $   8,240,356
                                                                  -------------
Repurchase Agreement-4.2%
State Street Bank & Trust Co.
  1.00%, 8/31/04, due 9/01/04
  in the amount of $7,726,215
  (collateralized by $7,835,000
  U.S. Treasury Note, 2.00%,
  due 11/30/04; value $7,882,958)
  (cost $7,726,000)                                     7,726         7,726,000
                                                                  -------------
Total Short-Term Investments
  (amortized cost $15,966,356)                                       15,966,356
                                                                  -------------
Total Investments-102.5%
  (cost $186,036,415)                                               188,749,419
Other assets less liabilities-(2.5%)                                 (4,654,107)
                                                                  -------------
Net Assets-100%                                                   $ 184,095,312
                                                                  =============


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                        Value at
               Number of    Expiration      Original   August 31,   Unrealized
     Type      Contracts       Month          Value       2004     Depreciation
-------------------------------------------------------------------------------
EURO Stoxx 50      5       September 2004    $166,853   $163,259     $(3,594)


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the aggregate market value of these securities amounted to $4,454,042 or 2.4% of net assets.

(b) Non-income producing security.

(c) U.S. exchange listed.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Pfd. - Preferred stock

TBA - (To be Assigned)-Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


-------------------------------------------------------------------------------

62 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------


STATEMENT OF ASSETS & LIABILITIES
August 31, 2004


                                        Wealth        Balanced        Wealth
                                     Appreciation      Wealth      Preservation
                                       Strategy       Strategy       Strategy
                                     ============   ============   ============
ASSETS
Investments in securities,
  at value (cost $246,796,669
  $399,150,054 and
  $186,036,415, respectively)        $249,849,883   $405,749,290   $188,749,419
Cash                                           11            950            278
Foreign cash, at value
  (cost $1,253,539, $1,077,120
  and $207,687, respectively)(a)        1,259,496      1,076,782        208,377
Receivable for shares of
  beneficial interest sold              2,330,373      4,613,075      2,981,109
Receivable for investments sold           497,628        539,691        110,115
Dividends and interest receivable         370,141      2,108,594        994,386
Other assets                                  533            539            538
                                     ------------   ------------   ------------
Total assets                          254,308,065    414,088,921    193,044,222
                                     ------------   ------------   ------------
LIABILITIES
Payable for investments
  purchased                             1,977,676      3,302,733      8,509,369
Payable for shares of beneficial
  interest redeemed                       215,925        246,837        150,761
Distribution fee payable                  121,154        210,617         75,594
Advisory fee payable                      116,024        104,020         53,149
Transfer Agent fee payable                 30,725         33,449         19,034
Payable for variation margin on
  futures contracts                         5,170          6,679          1,365
Foreign capital gains taxes                 2,666          3,821             -0-
Accrued expenses                          177,841        220,644        139,638
                                     ------------   ------------   ------------
Total liabilities                       2,647,181      4,128,800      8,948,910
                                     ------------   ------------   ------------
Net Assets                           $251,660,884   $409,960,121   $184,095,312
                                     ============   ============   ============
COMPOSITION OF NET ASSETS
Shares of beneficial interest,
  at par                             $        231   $        381   $        174
Additional paid-in capital            248,530,403    402,688,096    180,636,516
Undistributed net investment
  income                                   96,558        882,230        659,151
Accumulated net realized gain
  (loss) on investment and
  foreign currency transactions            (5,566)      (178,210)        89,638
Net unrealized appreciation
  of investments and foreign
  currency denominated assets
  and liabilities(b)                    3,039,258      6,567,624      2,709,833
                                     ------------   ------------   ------------
                                     $251,660,884   $409,960,121   $184,095,312
                                     ============   ============   ============


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 63

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------


                                        Wealth        Balanced        Wealth
                                     Appreciation      Wealth      Preservation
                                       Strategy       Strategy       Strategy
                                     ============   ============   ============
CALCULATION OF MAXIMUM
OFFERING PRICE
Class A Shares
Net asset value and
  redemption price per share
  ($91,135,956 / 8,353,033,
  $185,724,465 / 17,230,848 and
  $64,467,080 / 6,071,526 shares
  of beneficial interest issued and
  outstanding, respectively)               $10.91         $10.78         $10.62
Sales charge--4.25% of public
  offering price                              .48            .48            .47
                                           ------         ------         ------
Maximum offering price                     $11.39         $11.26         $11.09
                                           ======         ======         ======
CLASS B SHARES
Net asset value and
  offering price per share
  ($72,091,562 / 6,649,442,
  $123,264,694 / 11,477,022 and
  $36,947,942 / 3,490,070 shares
  of beneficial interest issued and
  outstanding, respectively)               $10.84         $10.74         $10.59
                                           ======         ======         ======
CLASS C SHARES
Net asset value and
  offering price per share
  ($50,778,882 / 4,684,583,
  $85,171,360 / 7,927,340 and
  $38,857,506 / 3,673,071 shares
  of beneficial interest issued and
  outstanding, respectively)               $10.84         $10.74         $10.58
                                           ======         ======         ======
CLASS R SHARES
Net asset value, redemption and
  offering price per share
  ($9,747 / 895, $9,803 / 910 and
  $11,545 / 1,087 shares of
  beneficial interest issued and
  outstanding, respectively)               $10.89         $10.77         $10.62
                                           ======         ======         ======
ADVISOR CLASS SHARES
Net asset value, redemption
  and offering price per share
  ($37,644,737 / 3,445,901,
  $15,789,799 / 1,463,053 and
  $43,811,239 / 4,122,804 shares
  of beneficial interest issued and
  outstanding, respectively)               $10.92         $10.79         $10.63
                                           ======         ======         ======


(a) The amounts of U.S. $45,865, $59,190 and $15,229, respectively, have been segregated as collateral for the financial futures contracts outstanding at August 31, 2004.

(b) Net of accrued foreign capital gains taxes of $2,666, $3,821 and $0, respectively.

See notes to financial statements.


-------------------------------------------------------------------------------

64 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                        Statement of Operations
-------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
September 2, 2003(a) to August 31, 2004


                                        Wealth        Balanced        Wealth
                                     Appreciation      Wealth      Preservation
                                       Strategy       Strategy       Strategy
                                     ============   ============   ============
INVESTMENT INCOME
Dividends (net of foreign taxes
  withheld of $162,280, $173,666
  and $48,463, respectively)         $  2,402,671   $  2,514,027   $    714,870
Interest                                   37,778      3,037,815      2,215,148
                                     ------------   ------------   ------------
Total income                            2,440,449      5,551,842      2,930,018
                                     ------------   ------------   ------------
EXPENSES
Advisory fee                            1,237,739      1,476,741        696,291
Distribution fee--Class A                 134,703        255,687         88,663
Distribution fee--Class B                 345,692        576,164        172,748
Distribution fee--Class C                 265,766        437,261        182,219
Distribution fee--Class R                      25             25             29
Custodian                                 508,803        584,046        395,145
Transfer agency                           183,046        232,970        104,837
Amortization of offering expenses          96,996         98,119         97,916
Registration                               88,678        108,895         70,326
Audit and legal                            87,495         92,668         89,838
Printing                                   63,844         88,452         41,193
Trustees' fees                             21,455         21,478         21,489
Miscellaneous                               8,382         11,176          8,329
                                     ------------   ------------   ------------
Total expenses                          3,042,624      3,983,682      1,969,023
Less: expenses waived and
  reimbursed by the Adviser
  and the Transfer Agent
  (see Note B)                           (665,272)      (831,545)      (633,550)
Less: expense offset arrangement
  (see Note B)                                 (4)            (7)            (2)
                                     ------------   ------------   ------------
Net expenses.                           2,377,348      3,152,130      1,335,471
                                     ------------   ------------   ------------
Net investment income                      63,101      2,399,712      1,594,547
                                     ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS Net realized gain (loss) on:
  Investment transactions(b)               68,273       (289,001)       (23,720)
  Futures contracts                       (44,710)       131,431        144,513
  Foreign currency transactions            18,828         10,096         (4,688)
Net change in unrealized appreciation/depreciation of:
  Investments(c)                        3,050,548      6,595,415      2,713,004
  Futures contracts                       (14,399)       (25,626)        (3,594)
  Foreign currency denominated
    assets and liabilities                  3,109         (2,165)           423
                                     ------------   ------------   ------------
Net gain on investment and
  foreign currency transactions         3,081,649      6,420,150      2,825,938
                                     ------------   ------------   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                    $  3,144,750   $  8,819,862   $  4,420,485
                                     ============   ============   ============


(a) Commencement of operations.

(b) Net of foreign capital gains taxes of $5,032, $5,103 and $0, respectively.

(c) Net of accrued foreign capital gains taxes of $2,666, $3,821 and $0, respectively.

See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 65

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                                          Wealth
                                                                    Appreciation
                                                                        Strategy
                                                                 =============
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                            $      63,101
Net realized gain on investment and foreign currency
  transactions                                                          42,391
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets
  and liabilities                                                    3,039,258
                                                                 -------------
Net increase in net assets from operations                           3,144,750

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                                              (58,455)
  Class B                                                              (28,054)
  Class C                                                              (24,425)
  Advisor Class                                                        (24,976)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase                                                       248,652,044
                                                                 -------------
Total increase                                                     251,660,884

NET ASSETS
Beginning of period                                                         -0-
                                                                 -------------
End of period (including undistributed net investment
  income of $96,558)                                             $ 251,660,884
                                                                 =============


(a) Commencement of operations.

See notes to financial statements.


-------------------------------------------------------------------------------

66 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                        Balanced
                                                                          Wealth
                                                                        Strategy
                                                                 =============
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income                                            $   2,399,712
Net realized loss on investment and foreign currency
  transactions                                                        (147,474)
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets
  and liabilities                                                    6,567,624
                                                                 -------------
Net increase in net assets from operations                           8,819,862

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                                             (926,236)
  Class B                                                             (370,693)
  Class C                                                             (283,986)
  Class R                                                                  (46)
  Advisor Class                                                       (116,767)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase                                                       402,837,987
                                                                 -------------
Total increase                                                     409,960,121

NET ASSETS
Beginning of period                                                         -0-
                                                                 -------------
End of period (including undistributed net investment
  income of $882,230)                                            $ 409,960,121
                                                                 =============


(a) Commencement of operations.

See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 67

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                          Wealth
                                                                    Preservation
                                                                        Strategy
                                                                 =============
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 =============
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income                                            $   1,594,547
Net realized gain on investment and foreign currency
  transactions                                                         116,105
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets
  and liabilities                                                    2,709,833
                                                                 -------------
Net increase in net assets from operations                           4,420,485

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                                             (360,429)
  Class B                                                             (139,978)
  Class C                                                             (150,149)
  Class R                                                                  (64)
  Advisor Class                                                       (406,010)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase                                                       180,731,457
                                                                 -------------
Total increase                                                     184,095,312

NET ASSETS
Beginning of period                                                         -0-
                                                                 -------------
End of period (including undistributed net investment
  income of $659,151)                                            $ 184,095,312
                                                                 =============


(a) Commencement of operations.

See notes to financial statements.


-------------------------------------------------------------------------------

68 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
August 31, 2004


NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the "Trust") are registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy (formerly Alliance Growth Investors Fund) and the Tax-Managed Wealth Preservation Strategy (formerly Alliance Conservative Investors Fund). Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy (the "Strategies"). The Strategies commenced operations on September 2, 2003. The Strategies offer Class A, Class B, Class C, Class R and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Strategies' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Strategies Board of Trustees.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 69

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets, because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


-------------------------------------------------------------------------------

70 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

The Strategies may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Offering Expenses

Offering expenses of $97,529, $98,658 and $98,454 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, have been deferred and are being amortized on a straight line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 71

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


6. Income and Expenses

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except that each Strategy's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees. Expenses of the Trust are charged to each Strategy in proportion to net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

8. Repurchase Agreements

It is each Strategy's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Strategy may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Strategies pay the Adviser an advisory fee at the annual rates as follows:


                                        Average Daily Net Assets
                      ---------------------------------------------------------
                           First         Next          Next       In Excess of
Strategy               $5 Billion   $2.5 Billion   $2.5 Billion    $10 Billion
-------------------------------------------------------------------------------
Wealth Appreciation        .95%          .90%          .85%           .80%
Balanced Wealth            .75%          .70%          .65%           .60%
Wealth Preservation        .75%          .70%          .65%           .60%


Effective January 1, 2004, the Adviser began waiving a portion of its advisory fees so as to charge the Strategies at the reduced annual rates as follows:


                                          Average Daily Net Assets
                             --------------------------------------------------
                                  First             Next         In Excess of
Strategy                      $2.5 Billion     $2.5 Billion      $5 Billion
-------------------------------------------------------------------------------
Wealth Appreciation               .65%             .55%             .50%
Balanced Wealth                   .55%             .45%             .40%
Wealth Preservation               .55%             .45%             .40%


Such fees are accrued daily and paid monthly.


-------------------------------------------------------------------------------

72 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


Through August 31, 2004, such waivers amounted to $345,294, $353,300 and $166,851, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively. The waiver was made in contemplation of the final agreement with the Office of the New York Attorney General (NYAG) described in "Legal Proceeding" below.

The Adviser has also agreed to waive its fees and bear certain expenses to the extent necessary to limit the total fund operating expenses on an annual basis as follows:


                                     Prior to February 2, 2004
                       --------------------------------------------------------
Strategy                 Class A       Class B       Class C     Advisor Class
-------------------------------------------------------------------------------
Wealth Appreciation       1.80%         2.50%         2.50%          1.50%
Balanced Wealth           1.55%         2.25%         2.25%          1.25%
Wealth Preservation       1.55%         2.25%         2.25%          1.25%


                                         Effective February 2, 2004
                       --------------------------------------------------------
                                                                         Advisor
Strategy                 Class A    Class B     Class C     Class R*     Class
-------------------------------------------------------------------------------
Wealth Appreciation       1.50%      2.20%       2.20%       1.70%       1.20%
Balanced Wealth           1.20%      1.90%       1.90%       1.40%       0.90%
Wealth Preservation       1.20%      1.90%       1.90%       1.40%       0.90%

* Commencement of distribution February 17, 2004.


For the period ended August 31, 2004, such reimbursement amounted to $317,017, $473,062 and $463,674 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

The Strategies compensate Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. Such compensation amounted to $115,484, $150,592 and $65,982 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the period ended August 31, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $2,961, $5,183 and $3,025, respectively.

For the period ended August 31, 2004, the Strategies' expenses were reduced by $4, $7 and $2 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with AGIS.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 73

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, Class C shares for each Strategy for the period ended August 31, 2004 as follows:

                          Front End
                       Sales Charges       Contingent Deferred Sales Charges
                       --------------------------------------------------------
Strategy                  Class A       Class A         Class B        Class C
-------------------------------------------------------------------------------
Wealth Appreciation     $ 137,447          $  4        $ 41,253       $ 12,079
Balanced Wealth           273,845           300          91,965         27,129
Wealth Preservation        80,119           124          43,517          7,975


Brokerage commissions paid on investment transactions for the period ended August 31, 2004 amounted to $451,015, $450,273 and $112,091 for the Wealth
Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, of which $99,408, $95,143 and $18,970 was paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy's average daily net assets attributable to the Class A shares, .50 of 1% of each Strategy's average daily net assets attributable to the Class R shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.


-------------------------------------------------------------------------------

74 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended August 31, 2004, were as follows:

Wealth Appreciation                                Purchases          Sales
===================                              =============    =============
Investment securities
  (excluding U.S government securities)          $278,567,428     $  36,938,767
U.S. government securities                                 -0-               -0-


Balanced Wealth                                     Purchases         Sales
===================                              =============    =============
Investment securities
  (excluding U.S government securities)          $491,585,225     $ 115,528,065
U.S. government securities                          7,188,587         2,004,375


Wealth Preservation                                 Purchases         Sales
===================                              =============    =============
Investment securities
  (excluding U.S government securities)          $168,892,488     $  50,054,154
U.S. government securities                        115,219,953        63,081,092


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:


                                        Gross          Gross
                                     Unrealized     Unrealized   Net Unrealized
Strategy                  Cost      Appreciation   Depreciation   Appreciation
-------------------------------------------------------------------------------
Wealth Appreciation   $247,731,263   $ 11,510,673   $(9,392,053)   $ 2,118,620
Balanced Wealth        400,324,071     14,035,018    (8,609,799)     5,425,219
Wealth Preservation    186,445,018      4,180,451    (1,876,050)     2,304,401


1. Forward Exchange Currency Contracts

The Strategies may enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 75

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation and depreciation by the Strategies.

The Strategies' custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Strategies having a value at least equal to the aggregate amount of the Strategies' commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Strategies have in that particular currency contract.

2. Financial Futures Contracts

The Strategies may buy or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. The Strategies bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Strategies enter into a futures contract, each Strategy deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategies agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategies as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Strategies record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into five classes, designated Class A, Class B, Class C,


-------------------------------------------------------------------------------

76 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


Class R and Advisor Class shares for the Strategies. Transactions in shares of beneficial interest were as follows:


                                                Wealth Appreciation Strategy
                                              ---------------------------------
                                                   Shares           Amount
                                              ---------------   ---------------
                                                September 2,      September 2,
                                                 2003(a) to        2003(a) to
                                              August 31, 2004   August 31, 2004
                                              ---------------   ---------------
Class A
Shares sold                                        9,700,814    $   104,634,253
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends             4,547             48,891
-------------------------------------------------------------------------------
Shares converted from Class B                         57,285            632,176
-------------------------------------------------------------------------------
Shares redeemed                                   (1,409,613)       (15,099,848)
-------------------------------------------------------------------------------
Net increase                                       8,353,033    $    90,215,472
===============================================================================

Class B
Shares sold                                        6,915,614    $    74,391,111
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends             2,168             23,062
-------------------------------------------------------------------------------
Shares converted to Class A                          (57,339)          (632,176)
-------------------------------------------------------------------------------
Shares redeemed                                     (211,001)        (2,269,621)
-------------------------------------------------------------------------------
Net increase                                       6,649,442    $    71,512,376
===============================================================================

Class C
Shares sold                                        4,939,004    $    52,899,223
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends             1,059             11,325
-------------------------------------------------------------------------------
Shares redeemed                                     (255,480)        (2,747,114)
-------------------------------------------------------------------------------
Net increase                                       4,684,583    $    50,163,434
===============================================================================

Advisor Class
Shares sold                                        5,442,893    $    57,974,580
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends               682              7,878
-------------------------------------------------------------------------------
Shares redeemed                                   (1,997,674)       (21,231,796)
-------------------------------------------------------------------------------
Net increase                                       3,445,901    $    36,750,662
===============================================================================

                                                February 17,      February 17,
                                                 2004(b) to        2004(b) to
                                              August 31, 2004   August 31, 2004
                                              ---------------   ---------------
Class R
Shares sold                                              895    $        10,100
-------------------------------------------------------------------------------
Net increase                                             895    $        10,100
===============================================================================

(a) Commencement of operations.

(b) Commencement of distribution.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 77

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


                                                   Balanced Wealth Strategy
                                              ---------------------------------
                                                  Shares             Amount
                                              ---------------   ---------------
                                                September 2,      September 2,
                                                 2003(a) to        2003(a) to
                                              August 31, 2004   August 31, 2004
                                              ---------------   ---------------
Class A
Shares sold                                       19,094,562    $   202,257,704
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends            79,701            858,760
-------------------------------------------------------------------------------
Shares converted from Class B                         66,957            720,229
-------------------------------------------------------------------------------
Shares redeemed                                   (2,010,372)       (21,386,302)
-------------------------------------------------------------------------------
Net increase                                      17,230,848    $   182,450,391
===============================================================================

Class B
Shares sold                                       12,029,068    $   127,317,947
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends            29,179            313,711
-------------------------------------------------------------------------------
Shares converted to Class A                          (67,149)          (720,229)
-------------------------------------------------------------------------------
Shares redeemed                                     (514,076)        (5,459,669)
-------------------------------------------------------------------------------
Net increase                                      11,477,022    $   121,451,760
===============================================================================

Class C
Shares sold                                        8,396,209    $    88,504,866
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends            14,683            158,988
-------------------------------------------------------------------------------
Shares redeemed                                     (483,552)        (5,156,358)
-------------------------------------------------------------------------------
Net increase                                       7,927,340    $    83,507,496
===============================================================================

Advisor Class
Shares sold                                        2,194,888    $    23,089,731
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends             8,137             87,945
-------------------------------------------------------------------------------
Shares redeemed                                     (739,972)        (7,759,336)
-------------------------------------------------------------------------------
Net increase                                       1,463,053    $    15,418,340
===============================================================================


                                                February 17,      February 17,
                                                 2004(b) to        2004(b) to
                                              August 31, 2004   August 31, 2004
                                              ---------------   ---------------
Class R
Shares sold                                              910    $        10,000
-------------------------------------------------------------------------------
Net increase                                             910    $        10,000
===============================================================================

(a) Commencement of operations.

(b) Commencement of distribution.


-------------------------------------------------------------------------------

78 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


                                                 Wealth Preservation Strategy
                                              ---------------------------------
                                                   Shares            Amount
                                              ---------------   ---------------
                                                September 2,       September 2,
                                                 2003(a) to        2003(a) to
                                              August 31, 2004   August 31, 2004
                                              ---------------   ---------------
Class A
Shares sold                                        7,255,352    $    75,723,321
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends            30,665            321,857
-------------------------------------------------------------------------------
Shares converted from Class B                         16,034            164,626
-------------------------------------------------------------------------------
Shares redeemed                                   (1,230,525)       (12,854,719)
-------------------------------------------------------------------------------
Net increase                                       6,071,526    $    63,355,085
===============================================================================

Class B
Shares sold                                        3,757,888    $    39,168,151
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends            11,462            120,607
-------------------------------------------------------------------------------
Shares converted to Class A                          (16,069)          (164,626)
-------------------------------------------------------------------------------
Shares redeemed                                     (263,211)        (2,753,705)
-------------------------------------------------------------------------------
Net increase                                       3,490,070    $    36,370,427
===============================================================================

Class C
Shares sold                                        3,859,604    $    40,192,703
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends             9,591            100,973
-------------------------------------------------------------------------------
Shares redeemed                                     (196,124)        (2,042,264)
-------------------------------------------------------------------------------
Net increase                                       3,673,071    $    38,251,412
===============================================================================

Advisor Class
Shares sold                                        4,221,599    $    43,785,305
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends             5,177             54,511
-------------------------------------------------------------------------------
Shares redeemed                                     (103,972)        (1,096,848)
-------------------------------------------------------------------------------
Net increase                                       4,122,804    $    42,742,968
===============================================================================


                                                February 17,       February 17,
                                                 2004(b) to        2004(b) to
                                              August 31, 2004   August 31, 2004
                                              ---------------   ---------------
Class R
Shares sold                                            1,086    $        11,559
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends                 1                  6
-------------------------------------------------------------------------------
Net increase                                           1,087    $        11,565
===============================================================================

(a) Commencement of operations.

(b) Commencement of distribution.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 79

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies' investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies' investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications.The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $500 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the period ended August 31, 2004.


-------------------------------------------------------------------------------

80 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended August 31, 2004 is as follows:

                                                                      August 31,
                                                                            2004
                                                                  =============
Wealth Appreciation Strategy
Distributions paid from:
  Ordinary income                                                 $     135,910
Total taxable distributions                                       $     135,910
Total distributions paid                                          $     135,910

Balanced Wealth Strategy
Distributions paid from:
  Ordinary income                                                 $   1,697,728
Total taxable distributions                                       $   1,697,728
Total distributions paid                                          $   1,697,728

Wealth Preservation Strategy
Distributions paid from:
  Ordinary income                                                 $   1,056,630
Total taxable distributions                                       $   1,056,630
Total distributions paid                                          $   1,056,630


                                      Wealth         Balanced         Wealth
                                   Appreciation       Wealth       Preservation
                                     Strategy        Strategy        Strategy
                                  =============   =============   =============
Undistributed ordinary income     $     983,387   $   1,816,328   $   1,129,731
Accumulated capital and other
  gains(a)                               42,199          61,708          27,661
Unrealized appreciation(b)            2,104,664       5,393,608       2,301,230
                                  -------------   -------------   -------------
Total accumulated earnings        $   3,130,250   $   7,271,644   $   3,458,622
                                  -------------   -------------   -------------

(a) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy's next taxable year. For the year ended August 31, 2004, the Wealth Preservation Strategy deferred to September 1, 2004 post October currency losses of of $4,921.

(b) The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and marked to market of passive foreign investment companies.

During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to foreign currency gains, non-deductible offering costs and distribution fees and tax character of gains/losses on disposition of passive foreign investment companies, resulted in a net increase to undistributed net investment income, a net increase to accumulated net realized loss on investment and foreign currency transactions and a corresponding net decrease to additional paid-in capital.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 81

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due to foreign currency gains, non-deductible offering costs and distribution fees and tax character of gains/losses on disposition of passive foreign investment companies, resulted in a net increase to undistributed net investment income, a net increase to accumulated net realized loss on investment and foreign currency transactions and a corresponding net decrease to additional paid-in capital.

During the current fiscal year, permanent differences for the Wealth Preservation Strategy, primarily due to foreign currency losses, non-deductible offering costs and distribution fees and tax character of gains/losses on disposition of passive foreign investment companies, resulted in a net increase to undistributed net investment income, a net decrease to accumulated net realized gain on investment and foreign currency transactions and a corresponding net decrease to additional paid-in capital.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, until December 31, 2008; and


-------------------------------------------------------------------------------

82 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For more information on this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Trust; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Trust as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 83

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


-------------------------------------------------------------------------------

84 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Strategies' shares or other adverse consequences to the Strategies. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 85

                                                            Financial Highlights
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                          Wealth
                                                                    Appreciation
                                                                        Strategy
                                                                 --------------
                                                                         Class A
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .03
Net realized and unrealized gain on investment and foreign
  Currency transactions                                                    .91
                                                                 --------------
Net increase in net asset value from operations                            .94
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.03)
                                                                 --------------
Net asset value, end of period                                          $10.91
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       9.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $91,136 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.55%
  Expenses, before waivers/reimbursements(e)                              2.03%
  Net investment income(c)(e)                                              .33%
Portfolio turnover rate                                                     28%


See footnote summary on page 100.


-------------------------------------------------------------------------------

86 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                          Wealth
                                                                    Appreciation
                                                                        Strategy
                                                                 --------------
                                                                         Class B
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                 (.04)
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .90
                                                                 --------------
Net increase in net asset value from operations                            .86
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.02)
                                                                 --------------
Net asset value, end of period                                          $10.84
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       8.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $72,092 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              2.24%
  Expenses, before waivers/reimbursements(e)                              2.75%
  Net investment loss(c)(e)                                               (.36)%
Portfolio turnover rate                                                     28%


See footnote summary on page 100.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 87

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                          Wealth
                                                                    Appreciation
                                                                        Strategy
                                                                 --------------
                                                                         Class C
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                 (.04)
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .90
                                                                 --------------
Net increase in net asset value from operations                            .86
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.02)
                                                                 --------------
Net asset value, end of period                                          $10.84
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       8.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $50,779 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              2.25%
  Expenses, before waivers/reimbursements(e)                              2.76%
  Net investment loss(c)(e)                                               (.38)%
Portfolio turnover rate                                                     28%


See footnote summary on page 100.


-------------------------------------------------------------------------------

88 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                          Wealth
                                                                    Appreciation
                                                                        Strategy
                                                                 --------------
                                                                         Class R
                                                                 --------------
                                                                    February 17,
                                                                      2004(f) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $11.29
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(g)                                                .02
Net realized and unrealized loss on investment and foreign
  currency transactions                                                   (.42)
                                                                 --------------
Net decrease in net asset value from operations                           (.40)
                                                                 --------------
Net asset value, end of period                                          $10.89
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                      (3.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $10 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.70%
  Expenses, before waivers/reimbursements(e)                              2.18%
  Net investment income(e)(g)                                              .32%
Portfolio turnover rate                                                     28%


See footnote summary on page 100.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 89

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                          Wealth
                                                                    Appreciation
                                                                        Strategy
                                                                 --------------
                                                                   Advisor Class
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .06
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .89
                                                                 --------------
Net increase in net asset value from operations                            .95
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.03)
                                                                 --------------
Net asset value, end of period                                          $10.92
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       9.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $37,645 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.28%
  Expenses, before waivers/reimbursements(e)                              1.84%
  Net investment income(c)(e)                                              .58%
Portfolio turnover rate                                                     28%


See footnote summary on page 100.


-------------------------------------------------------------------------------

90 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                        Balanced
                                                                          Wealth
                                                                        Strategy
                                                                 --------------
                                                                         Class A
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .15
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .73
                                                                 --------------
Net increase in net asset value from operations                            .88
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.10)
                                                                 --------------
Net asset value, end of period                                          $10.78
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       8.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $185,724 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.25%
  Expenses, before waivers/reimbursements(e)                              1.67%
  Net investment income(c)(e)                                             1.57%
Portfolio turnover rate                                                     59%


See footnote summary on page 100.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 91

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                        Balanced
                                                                          Wealth
                                                                        Strategy
                                                                 --------------
                                                                         Class B
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .09
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .71
                                                                 --------------
Net increase in net asset value from operations                            .80
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.06)
                                                                 --------------
Net asset value, end of period                                          $10.74
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       8.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $123,265 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.95%
  Expenses, before waivers/reimbursements(e)                              2.37%
  Net investment income(c)(e)                                              .88%
Portfolio turnover rate                                                     59%


See footnote summary on page 100.


-------------------------------------------------------------------------------

92 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                        Balanced
                                                                          Wealth
                                                                        Strategy
                                                                 --------------
                                                                         Class C
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .08
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .72
                                                                 --------------
Net increase in net asset value from operations                            .80
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.06)
                                                                 --------------
Net asset value, end of period                                          $10.74
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       8.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $85,171 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.96%
  Expenses, before waivers/reimbursements(e)                              2.38%
  Net investment income(c)(e)                                              .85%
Portfolio turnover rate                                                     59%


See footnote summary on page 100.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 93

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                        Balanced
                                                                          Wealth
                                                                        Strategy
                                                                 --------------
                                                                         Class R
                                                                 --------------
                                                                    February 17,
                                                                      2004(f) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.99
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(g)                                                .08
Net realized and unrealized loss on investment and foreign
  currency transactions                                                   (.25)
                                                                 --------------
Net decrease in net asset value from operations                           (.17)
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.05)
                                                                 --------------
Net asset value, end of period                                          $10.77
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                      (1.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $10 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.40%
  Expenses, before waivers/reimbursements(e)                              1.79%
  Net investment income(e)(g)                                             1.48%
Portfolio turnover rate                                                     59%


See footnote summary on page 100.


-------------------------------------------------------------------------------

94 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                        Balanced
                                                                          Wealth
                                                                        Strategy
                                                                 --------------
                                                                   Advisor Class
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .19
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .72
                                                                 --------------
Net increase in net asset value from operations                            .91
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.12)
                                                                 --------------
Net asset value, end of period                                          $10.79
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       9.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $15,790 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                               .98%
  Expenses, before waivers/reimbursements(e)                              1.52%
  Net investment income(c)(e)                                             1.80%
Portfolio turnover rate                                                     59%


See footnote summary on page 100.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 95

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                          Wealth
                                                                    Preservation
                                                                        Strategy
                                                                 --------------
                                                                         Class A
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .18
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .55
                                                                 --------------
Net increase in net asset value from operations                            .73
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.11)
                                                                 --------------
Net asset value, end of period                                          $10.62
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       7.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $64,467 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.26%
  Expenses, before waivers/reimbursements(e)                              1.91%
  Net investment income(c)(e)                                             1.90%
Portfolio turnover rate                                                    126%


See footnote summary on page 100.


-------------------------------------------------------------------------------

96 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                          Wealth
                                                                    Preservation
                                                                        Strategy
                                                                 --------------
                                                                         Class B
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .12
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .54
                                                                 --------------
Net increase in net asset value from operations                            .66
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.07)
                                                                 --------------
Net asset value, end of period                                          $10.59
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $36,948 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.95%
  Expenses, before waivers/reimbursements(e)                              2.64%
  Net investment income(c)(e)                                             1.23%
Portfolio turnover rate                                                    126%


See footnote summary on page 100.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 97

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                          Wealth
                                                                    Preservation
                                                                        Strategy
                                                                 --------------
                                                                         Class C
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .12
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .53
                                                                 --------------
Net increase in net asset value from operations                            .65
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.07)
                                                                 --------------
Net asset value, end of period                                          $10.58
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       6.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $38,857 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.95%
  Expenses, before waivers/reimbursements(e)                              2.61%
  Net investment income(c)(e)                                             1.23%
Portfolio turnover rate                                                    126%


See footnote summary on page 100.


-------------------------------------------------------------------------------

98 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                          Wealth
                                                                    Preservation
                                                                        Strategy
                                                                 --------------
                                                                         Class R
                                                                 --------------
                                                                    February 17,
                                                                      2004(f) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.66
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(g)                                                .11
Net realized and unrealized loss on investment and foreign
  currency transactions                                                   (.09)
                                                                 --------------
Net increase in net asset value from operations                            .02
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.06)
                                                                 --------------
Net asset value, end of period                                          $10.62
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                        .21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $12 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                              1.40%
  Expenses, before waivers/reimbursements(e)                              2.10%
  Net investment income(e)(g)                                             1.91%
Portfolio turnover rate                                                    126%


See footnote summary on page 100.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 99

                                                            Financial Highlights
-------------------------------------------------------------------------------


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                          Wealth
                                                                    Preservation
                                                                        Strategy
                                                                 --------------
                                                                   Advisor Class
                                                                 --------------
                                                                    September 2,
                                                                      2003(a) to
                                                                      August 31,
                                                                            2004
                                                                 --------------
Net asset value, beginning of period                                    $10.00
                                                                 --------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .21
Net realized and unrealized gain on investment and foreign
  currency transactions                                                    .55
                                                                 --------------
Net increase in net asset value from operations                            .76
                                                                 --------------
LESS: DIVIDENDS
Dividends from net investment income                                      (.13)
                                                                 --------------

Net asset value, end of period                                          $10.63
                                                                 ==============
TOTAL RETURN
Total investment return based on net asset value(d)                       7.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $43,811 Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                               .97%
  Expenses, before waivers/reimbursements(e)                              1.70%
  Net investment income(c)(e)                                             2.14%
Portfolio turnover rate                                                    126%


(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Net of expenses waived and reimbursed by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Annualized.

(f) Commencement of distribution.

(g) Net of expenses waived and reimbursed by the Adviser.


-------------------------------------------------------------------------------

100 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Preservation Strategy (constituting series of the AllianceBernstein Portfolios, hereafter referred to as the "Funds") at August 31 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 22, 2004


TAX INFORMATION (unaudited)

For the fiscal year ended August 31, 2004, certain dividends paid by the Strategies may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. 62.1%, 48.6% and 16.3% of the total ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, represents the amount of qualified dividend income.

100.0%, 29.9% and 11.5% of the total ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2005.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 101

                                                                        Trustees
-------------------------------------------------------------------------------

TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Brenton W. Harries(1)
Donald J. Robinson(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G. Paul, Senior Vice President
Andrew Aran, Vice President
Thomas J. Bardong, Vice President
Stephen Beinhacker, Vice President
Michael P. Curcio, Vice President
Robert B. Davidson III, Vice President
Geoffrey Hauck, Vice President
Seth J. Masters, Vice President
Melanie A. May, Vice President
Jimmy K. Pang, Vice President
Stephen W. Pelensky, Vice President
Jeffrey S. Phlegar, Vice President
Karen Sesin, Vice President
Lawrence J. Shaw, Vice President
Michael A. Snyder, Vice President
Christopher M. Toub, Vice President
Greg J. Wilensky, Vice President
Mark R. Manley, Clerk
Andrew L. Gangolf, Assistant Clerk
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller & Chief Accounting Officer


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
PricewaterhouseCoopers Center
300 Madison Avenue
New York, NY 10017


(1) Member of the Audit Committee.

(2) The day-to-day management of and investment decisions for each Strategy's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers.


-------------------------------------------------------------------------------

102 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                         Management of the Fund
-------------------------------------------------------------------------------


MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Strategies are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.



                                                                                                   OTHER
                                                                               PORTFOLIOS       TRUSTEESHIPS
                                                                                 IN FUND             AND
   NAME, AGE OF TRUSTEE,                     PRINCIPAL                           COMPLEX        DIRECTORSHIPS
         ADDRESS                            OCCUPATION(S)                      OVERSEEN BY        HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                     TRUSTEE           TRUSTEE
--------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

Marc O. Mayer,**, 47                Executive Vice President of ACMC                 66             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC ("SCB & Co.")
(Elected on November 18,            and its predecessor since prior to
2003)                               1999.

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #+, 72       Investment Adviser and an                       113             None
Suite 100                           Independent Consultant. He was
2 Sound View Drive                  formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
(6)                                 investment adviser, with which he
(Chairman of the Board)             had been associated since prior
                                    to 1999. He was formerly Deputy Comptroller
                                    and Chief Investment Officer of the State of
                                    New York and, prior thereto, Chief
                                    Investment Officer of the New York Bank for
                                    Savings.

Ruth Block***, #+, 73               Formerly Executive Vice President                94             None
500 S.E. Mizner Blvd.               and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society
(11)                                of the United States; Chairman
                                    and Chief Executive Officer of Evlico; a
                                    Director of Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals), Tandem
                                    Financial Group and Donaldson, Lufkin &
                                    Jenrette Securities Corporation; former
                                    Governor at Large, National Association of
                                    Securities Dealers, Inc.



-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 103

                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                                                   OTHER
                                                                               PORTFOLIOS       TRUSTEESHIPS
                                                                                 IN FUND             AND
   NAME, AGE OF TRUSTEE,                     PRINCIPAL                           COMPLEX        DIRECTORSHIPS
         ADDRESS                            OCCUPATION(S)                      OVERSEEN BY        HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                     TRUSTEE           TRUSTEE
--------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

David H. Dievler, #+, 75            Independent Consultant. Until                    98             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of ACMC responsible
(5)                                 for mutual fund administration. Prior to
                                    joining ACMC in 1984, he was Chief Financial
                                    Officer of Eberstadt Asset Management since
                                    1968. Prior to that, he was a Senior Manager
                                    at Price Waterhouse & Co. Member of the
                                    American Institute of Certified Public
                                    Accountants since 1953.

John H. Dobkin,#+, 62               Consultant. He was formerly                      96             None
P.O. Box 12                         President of Save Venice, Inc.
Annandale, NY 12504                 (preservation organization) from
(5)                                 2001-2002; a Senior Advisor
                                    from June 1999-June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989-May 1999.
                                    Previously, Director of the National Academy
                                    of Design and during 1988-1992, he was
                                    Director and Chairman of the Audit Committee
                                    of ACMC.

Brenton W. Harries, #+, 76          Executive Vice President of                       7             None
253 Bell Tower Crossing             McGraw-Hill, Inc., and President
Poinciana, FL 34759                 and Chief Executive Officer of
(13)                                Standard and Poor's Corporation. Formerly
                                    the President and Chief Executive Officer of
                                    Global Electronic Markets Company.



-------------------------------------------------------------------------------

104 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                                                   OTHER
                                                                               PORTFOLIOS       TRUSTEESHIPS
                                                                                 IN FUND             AND
   NAME, AGE OF TRUSTEE,                     PRINCIPAL                           COMPLEX        DIRECTORSHIPS
         ADDRESS                            OCCUPATION(S)                      OVERSEEN BY        HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                     TRUSTEE           TRUSTEE
--------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

Donald J. Robinson, #+,70           Senior Counsel to the law firm of                95             None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a
(17)                                senior partner and a member of
                                    the Executive Committee of that firm. He was
                                    also a member and Chairman of the Municipal
                                    Securities Rulemaking Board and a Trustee of
                                    the Museum of the City of New York.



* There is no stated term of office for the Trustees.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

*** Ms. Block may have been an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 105

                                                         Management of the Fund
-------------------------------------------------------------------------------


Officer Information

Certain information concerning the Fund's Officers is listed below.



       NAME,                            POSITION(S)                       PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                     HELD WITH TRUST                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 47                   President                       See biography above.

Philip L. Kirstein, 59              Senior Vice President           Senior Vice President and Independent
                                    and Independent                 Compliance Officer--Mutual Funds of
                                    Compliance Officer              ACMC with which he has been associated
                                                                    since October 2004. Prior thereto, he was
                                                                    Counsel of  Kirkpartrick & Lockhart, LLP
                                                                    from 2003 to October 2004, and  General
                                                                    Counsel and First Vice President of Merrill
                                                                    Lynch Investment Managers since prior to 1999.

Teresa Marziano, 50                 Senior Vice President           Senior Vice President of ACMC** since
                                                                    October 2000 and co-Chief Investment
                                                                    Officer of Real Estate Investments since
                                                                    July 2004. Prior thereto, she was a
                                                                    Senior Analyst of investment research
                                                                    at Sanford C. Bernstein & Co., Inc.
                                                                    ("Bernstein") since prior to 1999.

Joseph G. Paul, 44                  Senior Vice President           Senior Vice President of ACMC**,
                                                                    co-Chief Investment Officer of Real
                                                                    Estate Investments since July 2004;
                                                                    and Chief Investment Officer of Small
                                                                    and Mid Capitalization Value Equities
                                                                    since 2002. He is also Chief Investment
                                                                    Officer of Advanced Value at ACMC
                                                                    since October 2000, and held the same
                                                                    position at SCB since prior to 1999.

Andrew Aran, 47                     Vice President                  Vice President of ACMC**, with which
                                                                    he has been associated since prior to
                                                                    1999.

Thomas J. Bardong, 59               Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Stephen Beinhacker, 40              Vice President                  Senior President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Michael P. Curcio, 39               Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Robert B. Davidson III, 43          Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Geoffrey Hauck, 40                  Vice President                  Senior President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.



-------------------------------------------------------------------------------

106 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                                         Management of the Fund
-------------------------------------------------------------------------------



       NAME,                            POSITION(S)                       PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                     HELD WITH TRUST                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Seth J. Masters, 45                 Vice President                  Executive Vice President of ACMC**
                                                                    and Chief Investment Officer of Style
                                                                    Blend and Core Equity Services and
                                                                    head of U.S. and Global Style Blend
                                                                    teams since October 2000. Prior
                                                                    thereto, he was Chief Investment
                                                                    Officer for Emerging Markets Value
                                                                    at Sanford C. Bernstein & Co., Inc.
                                                                    ("Bernstein") since prior to 1999.

Melanie A. May, 34                  Vice President                  Vice President of ACMC** since 2000.
                                                                    Prior thereto, she was an Assistant
                                                                    Vice President at Bernstein since prior
                                                                    to 1999.

Jimmy K. Pang, 31                   Vice President                  Vice President of ACMC**, with which
                                                                    he has been associated since prior to
                                                                    1999.

Stephen W. Pelensky, 49             Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Jeffrey S. Phlegar, 38              Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Karen Sesin, 45                     Vice President                  Senior Vice President of ACMC** with
                                                                    which she has been associated since
                                                                    1999. Prior thereto, she was a chief
                                                                    investment officer for Waycrosse, Inc.,
                                                                    an investment company affiliated with
                                                                    Cargill, Inc. since prior to 1999.

Lawrence J. Shaw, 53                Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Michael A. Snyder, 41               Vice President                  Senior Vice President of ACMC,
                                                                    since May 2001. Previously he was
                                                                    a Managing Director in the high
                                                                    yield asset management group
                                                                    at Donaldson, Lufkin & Jenrette
                                                                    Corporation from 1999-2001.

Christopher M. Toub, 45             Vice President                  Executive Vice President of ACMC**,
                                                                    with which he has been associated
                                                                    since prior to 1999.

Greg J. Wilensky, 37                Vice President                  Vice President of ACMC** and Director
                                                                    of Stable Value Investments, with which
                                                                    he has been associated since prior to
                                                                    1999.



-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 107

                                                         Management of the Fund
-------------------------------------------------------------------------------



       NAME,                            POSITION(S)                       PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                     HELD WITH TRUST                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Mark R. Manley, 42                  Clerk                           Deputy General Counsel and Chief
                                                                    Compliance Officer of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Andrew L. Gangolf, 50               Assistant Clerk                 Senior Vice President and Assistant
                                                                    General Counsel of AllianceBernstein
                                                                    Investment Research and
                                                                    Management, Inc. ("ABIRM")**,
                                                                    with which he has been associated
                                                                    since prior to 1999.

Mark D. Gersten, 54                 Treasurer and Chief             Senior Vice President of Alliance Global
                                    Financial Officer               Investor Services, Inc. ("AGIS")** and
                                                                    Vice President of ABIRM**, with which
                                                                    he has been associated since prior
                                                                    to 1999.

Vincent S. Noto, 39                 Controller and Chief            Vice President of AGIS**, with which
                                    Accounting Officer              he has been associated since prior
                                                                    to 1999.



* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM, AGIS and Bernstein are affiliates of the Trust.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------

108 o ALLIANCEBERNSTEIN WEALTH STRATEGIES

                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN WEALTH STRATEGIES o 109

ALLIANCEBERNSTEIN WEALTHSTRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
       Investment Research and Management



(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


WEALSTRATAR0804

[LOGO] ALLIANCEBERNSTEIN (SM)
       Investment Research and Management



AllianceBernstein Tax-Managed Wealth Strategies

Wealth Appreciation Strategy
Balanced Wealth Strategy and
Wealth Preservation Strategy


Wealth Strategies


Annual Report--August 31, 2004

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

October 25, 2004

Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the "Strategies") for the annual reporting period ended August 31, 2004.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy seeks to achieve long-term growth of capital by investing in a portfolio of equity securities. The Strategy is designed for investors who seek tax-efficient equity returns but also want broad diversification of related risks across styles, capitalization ranges and geographic regions. Normally, the Strategy's targeted blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Advisor will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Advisor will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Advisor's determination of reasonable risk. The Strategy is designed for investors who seek a moderate tilt toward tax-efficient equity returns but also want risk diversification offered by tax-exempt debt securities and broad diversification of equity risk across styles, capitalization ranges and geographic regions. Normally, the Strategy targets an approximately equal weighting for equity and tax-exempt debt securities. The Strategy intends to meet the tax requirement for passing municipal bond interest through to shareholders as exempt interest dividends. The Strategy's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Strategy's tax-exempt fixed-income securities will primarily be investment grade, but may include high yield securities ("junk bonds"). The Advisor will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Advisor will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by investing its debt portion in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Advisor, undue risk to


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 1 principal. The Strategy is designed for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of tax-exempt debt securities. Normally, the Strategy's targeted weighting is 70% debt and 30% equity securities. The Strategy's targeted equity blend is an equal weighting of growth and value stocks (50% each), with approximately 70% of each in U.S. companies and 30% in non-U.S. companies. The Strategy's tax-exempt fixed-income securities will be investment grade. The Advisor will allow the Strategy's relative weightings to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Advisor will rebalance the portfolio toward the targeted blends. The Strategy seeks to maximize after-tax returns by investing its debt portion in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders.

Investment Results

The tables on pages 6-8 show performance for each Strategy compared to their respective benchmarks for the six- and 12-month (or since inception) periods ended August 31, 2004. Each Strategy's balanced benchmark is as follows:
AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor's (S&P) 500 Stock Index and 30% Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Lehman Brothers (LB) 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB 5-Year General Obligation Municipal Index.

For the 12-month period ended August 31, 2004, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy generated meaningful positive returns, but underperformed their respective balanced benchmarks. Similarly, AllianceBernstein Tax-Managed Wealth Appreciation Strategy underperformed its balanced benchmark for the since inception period ended August 31, 2004. The Strategies were particularly impacted by the performance of their U.S. and non-U.S. growth portions due to the underperformance of quality growth stocks worldwide during the reporting period. The value components of the Strategies' investment portfolios outperformed during the periods under review and partially offset the underperformance in the growth segments. Additionally, our municipal bond strategies outperformed the LB 5-Year General Obligation Municipal Index during the 12-month reporting period.

For the six-month period ended August 31, 2004, each of the Tax-Managed Wealth Strategies underperformed their respective balanced benchmarks in an environment of declining equity and bond markets. Weak performance in both the U.S. and non-U.S. growth components of the Strategies' investment portfolios


2 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES overcame strong performance in non-U.S. value stocks. Growth stocks, which showed some signs of recovery early in 2004, slipped back on signs of a slow patch in economic activity, particularly in technology and retail.

Market Review and Investment Strategy

In 2004 so far, both U.S. and non-U.S. stocks have continued their rally which began in the spring of 2003. There was some fall off in the last couple of months as investors became concerned about moderation in the pace of growth and the impact of both rising interest rates and energy prices. Some moderation in the expansion's pace was to be expected after the rapid acceleration in economic growth in 2003. High energy prices are a major concern as they tend to dampen consumer spending, but the current price of crude oil is out of line with inventories, suggesting that the market has built in a huge premium for the risk of a supply disruption. While some technology companies have offered cautious guidance in recent months, the macro data on the technology sector paints a brighter picture with order backlogs at record levels and inventories relative to backlogs at record lows.

The outperformance of our value holdings, which has continued so far in 2004, has dramatically reduced the valuation differential between the cheapest and most expensive stocks. In this setting, we have reduced the risk level of the value portion of the portfolios through increased sector diversification. In contrast, valuations for large-cap growth stocks remain quite attractive. The largest growth stocks are now selling at a modest discount to other stocks, while they traditionally have commanded a premium. Given the level of opportunity that we currently see in growth, we have opted to adopt a more aggressive growth posture. As a result, we are trimming our financial holdings meaningfully, and have moved from an underweighted position to an overweighted position in the consumer services sector with an increased emphasis on Internet-retailing and media stocks. With the U.S. Federal Reserve on a path to rising interest rates, we have positioned our bond portfolios shorter in duration than their benchmarks with a barbell structure emphasizing short and long bonds over intermediate bonds. We continue to invest in the lower end of investment-grade municipal credits with the potential for ratings upgrades.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Tax-Managed Wealth Strategies. His hard work, dedication and contributions to the Strategies will be greatly missed.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Tax-Managed Balanced Wealth Strategy was formerly called Alliance Growth Investors Fund and Tax-Managed Wealth Preservation Strategy was formerly called Alliance Conservative Investors Fund. Until September 2, 2003, Alliance Growth Investors Fund and Alliance Conservative Investors Fund were managed using different investment strategies, most notably, the Funds were not tax-managed funds. As a result, the returns shown are not reflective of returns that would have occurred using the Strategies' new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Tax-Managed Wealth Appreciation Strategy is relatively new and has been in existence for only a short period of time. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies' quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit Tax-Managed Wealth Appreciation Strategy's expenses on an annual basis to 1.50%, 2.20%, 2.20%, and 1.20% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. Prior to February 2, 2004, Tax-Managed Wealth Appreciation Strategy's expenses were limited to 1.80%, 2.50%, 2.50% and 1.50% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit Tax-Managed Balanced Wealth Strategy's expenses on an annual basis to 1.20%, 1.90%, 1.90% and 0.90% of


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

HISTORICAL PERFORMANCE
(continued from previous page)


the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. Prior to February 2, 2004, Tax-Managed Balanced Wealth Strategy's expenses were limited to 1.55%, 2.25%, 2.25% and 1.25% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit Tax-Managed Wealth Preservation Strategy's expenses on an annual basis to 1.20%, 1.90%, 1.90% and 0.90% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. Prior to February 2, 2004, Tax-Managed Wealth Preservation Strategy's expenses were limited to 1.55%, 2.25%, 2.25% and 1.25% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. These waivers extend through the Strategies' current fiscal year and may be extended by the Advisor for additional one-year terms. Without the waivers, the Strategies' expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosure: The unmanaged Standard & Poor's (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization weighted index that measures stock performance in 23 countries in Europe, Australasia and the Far East. The LB 5-Year General Obligation Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk: The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy will include both equity and fixed-income securities. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks. Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy will also allocate their investments to tax-exempt debt securities. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weighting. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies' shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax advantaged accounts, such as qualified retirement plans. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 5

TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2004
                                                             Returns
                                                 ------------------------------
                                                 6 Months      Since Inception*
-------------------------------------------------------------------------------
   Class A                                        -2.97%            7.75%
   Class B                                        -3.25%            7.10%
   Class C                                        -3.16%            7.10%
   Advisor Class                                  -2.79%            8.10%

   70% S&P 500 Stock Index/30% MSCI EAFE Index    -2.45%           13.33%

   S&P 500 Stock Index                            -2.74%            9.92%

   MSCI EAFE Index                                -1.77%           21.29%


* Since inception returns for the Strategy and the benchmarks are from 9/2/03. Since inception returns for the benchmarks (since 9/2/03) are calculated using a price return for the partial period from 9/2/03-9/30/03 and linking it to a total return for the 11 months from 9/30/03-8/31/04.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/2/03* TO 8/31/04


AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A: $10,317 70% S&P 500 Stock Index/30% MSCIEAFE Index: $11,325
S&P 500 Stock Index: $10,992
MSCI EAFE Index: $12,129

[THE FOLLOWING DATA WERE PRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              AllianceBernstein            70% S&P 500
              Tax-Managed Wealth           Stock Index/
                 Appreciation                30% MSCI              S&P 500             MSCI EAFE
               Strategy Class A             EAFE Index            Stock Index             Index
-----------------------------------------------------------------------------------------------------
9/2/03*            $  9,575                $ 10,000               $ 10,000              $ 10,000
9/30/03            $  9,403                $  9,889               $  9,758              $ 10,195
10/31/03           $  9,862                $ 10,465               $ 10,309              $ 10,831
11/30/03           $  9,891                $ 10,600               $ 10,400              $ 11,074
12/31/03           $ 10,356                $ 11,238               $ 10,945              $ 11,940
1/31/04            $ 10,557                $ 11,430               $ 11,146              $ 12,109
2/29/04            $ 10,634                $ 11,621               $ 11,301              $ 12,391
3/31/04            $ 10,567                $ 11,519               $ 11,131              $ 12,466
4/30/04            $ 10,337                $ 11,317               $ 10,956              $ 12,194
5/31/04            $ 10,490                $ 11,437               $ 11,106              $ 12,232
6/30/04            $ 10,700                $ 11,673               $ 11,321              $ 12,521
7/31/04            $ 10,279                $ 11,289               $ 10,947              $ 12,116
8/31/04            $ 10,317                $ 11,325               $ 10,992              $ 12,129



* Since inception of the Strategy's Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/04) as compared to the performance of its balanced benchmark (70% S&P 500 Stock Index / 30% MSCI EAFE Index), as well as the components of the balanced benchmark by themselves.


See Historical Performance and Benchmark disclosures on pages 4-5. (Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2004
                                                             Returns
                                                 ------------------------------
                                                 6 Months         12 Months
-------------------------------------------------------------------------------
   Class A                                        -1.95%            6.36%
   Class B                                        -2.26%            5.50%
   Class C                                        -2.26%            5.59%
   Advisor Class                                  -1.72%            5.73%*

   50% S&P 500 Stock Index/50% LB 5-Year
     General Obligation Municipal Index           -1.30%            8.02%

   S&P 500 Stock Index                            -2.74%           11.45%

   LB 5-Year General Obligation Municipal Index    0.15%            4.58%


* Since inception. The Advisor Class share inception date is 9/2/03.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
8/31/94 TO 8/31/04


AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A: $18,198 50% S&P 500 Stock Index/50% LB 5-Year General Obligation Municipal
  Index: $23,066
S&P 500 Stock Index: $27,603
LB 5-Year General Obligation Municipal Index: $17,325

[THE FOLLOWING DATA WERE PRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                           50% S&P 500
               AllianceBernstein           Stock Index/
             Tax-Managed Balanced          50% LB 5-Year                           LB 5-Year General
                Wealth Strategy         General Obligation          S&P 500            Obligation
                    Class A               Municipal Index         Stock Index        Municipal Index
-----------------------------------------------------------------------------------------------------
8/31/94            $  9,575               $ 10,000               $ 10,000              $ 10,000
8/31/95            $ 10,962               $ 11,477               $ 12,142              $ 10,812
8/31/96            $ 11,982               $ 12,770               $ 14,415              $ 11,224
8/31/97            $ 14,538               $ 15,791               $ 20,270              $ 11,976
8/31/98            $ 15,329               $ 16,970               $ 21,916              $ 12,792
8/31/99            $ 19,516               $ 20,536               $ 30,641              $ 13,075
8/31/00            $ 21,841               $ 22,758               $ 35,639              $ 13,772
8/31/01            $ 18,067               $ 21,007               $ 26,950              $ 15,010
8/31/02            $ 15,947               $ 19,806               $ 22,102              $ 15,995
8/31/03            $ 17,110               $ 21,354               $ 24,767              $ 16,566
8/31/04            $ 18,198               $ 23,066               $ 27,603              $ 17,325



This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/94 to 8/31/04) as compared to the performance of its balanced benchmark (50% S&P 500 Stock Index / 50% LB 5-Year General Obligation Municipal Index), as well as the components of the balanced benchmark by themselves.


See Historical Performance and Benchmark disclosures on pages 4-5. (Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 7

TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


THE STRATEGY VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2004
                                                             Returns
                                                 ------------------------------
                                                 6 Months         12 Months
-------------------------------------------------------------------------------
   Class A                                        -1.16%            3.94%
   Class B                                        -1.48%            3.22%
   Class C                                        -1.57%            3.21%
   Advisor Class                                  -1.09%            4.14%*

   30% S&P 500 Stock Index/70% LB 5-Year
     General Obligation Municipal Index           -0.72%            6.64%

   S&P 500 Stock Index                            -2.74%           11.45%

   LB 5-Year General Obligation Municipal Index    0.15%            4.58%


* Since inception. The Advisor Class share inception date is 9/2/03.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
8/31/94 TO 8/31/04


AllianceBernstein Tax-Managed Wealth Preservation Strategy Class A: $17,540 30% S&P 500 Stock Index/70% LB 5-Year General Obligation Municipal
  Index: $20,835
S&P 500 Stock Index: $27,603
LB 5-Year General Obligation Municipal Index: $17,325

[THE FOLLOWING DATA WERE PRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                           30% S&P 500
              AllianceBernstein            Stock Index/
              Tax-Managed Wealth           70% LB 5-Year                            LB 5-Year General
            Preservation Strategy       General Obligation        S&P 500             Obligation
                    Class A              Municipal Index         Stock Index        Municipal Index
-----------------------------------------------------------------------------------------------------
8/31/94            $  9,575                $ 10,000               $ 10,000              $ 10,000
8/31/95            $ 10,535                $ 11,211               $ 12,142              $ 10,812
8/31/96            $ 11,152                $ 12,140               $ 14,415              $ 11,224
8/31/97            $ 12,877                $ 14,188               $ 20,270              $ 11,976
8/31/98            $ 13,911                $ 15,211               $ 21,916              $ 12,792
8/31/99            $ 15,431                $ 17,263               $ 30,641              $ 13,075
8/31/00            $ 16,553                $ 18,752               $ 35,639              $ 13,772
8/31/01            $ 16,113                $ 18,560               $ 26,950              $ 15,010
8/31/02            $ 16,044                $ 18,411               $ 22,102              $ 15,995
8/31/03            $ 16,873                $ 19,537               $ 24,767              $ 16,566
8/31/04            $ 17,540                $ 20,835               $ 27,603              $ 17,325



This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Preservation Strategy Class A shares (from 8/31/94 to 8/31/04) as compared to the performance of its balanced benchmark (30% S&P 500 Stock Index / 70% LB 5-Year General Obligation Municipal Index), as well as the components of the balanced benchmark by themselves.


See Historical Performance and Benchmark disclosures on pages 4-5. (Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004
-------------------------------------------------------------------------------
                                                NAV Returns      SEC Returns
Class A Shares
Since Inception*                                   7.75%            3.21%

Class B Shares
Since Inception*                                   7.10%            3.10%

Class C Shares
Since Inception*                                   7.10%            6.10%

Advisor Class Shares
Since Inception*                                   8.10%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                              7.36%
Since Inception*                                                    5.11%

Class B Shares
1 Year                                                              7.41%
Since Inception*                                                    5.93%

Class C Shares
1 Year                                                             10.51%
Since Inception*                                                    8.79%


* Inception date: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

See Historical Performance disclosures on pages 4-5.
(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 9

TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                              7.35%
Since Inception*                                                    5.10%

Class B Shares
1 Year                                                              7.41%
Since Inception*                                                    5.93%

Class C Shares
1 Year                                                             10.51%
Since Inception*                                                    8.79%

Advisor Class Shares
1 Year                                                             12.62%
Since Inception*                                                    9.80%


RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                              4.79%
Since Inception*                                                    4.34%

Class B Shares
1 Year                                                              4.81%
Since Inception*                                                    5.04%

Class C Shares
1 Year                                                              6.83%
Since Inception*                                                    7.48%

Advisor Class Shares
1 Year                                                              8.23%
Since Inception*                                                    8.34%


* Inception date: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

See Historical Performance disclosures on pages 4-5.
(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004
-------------------------------------------------------------------------------
                                                NAV Returns      SEC Returns
Class A Shares
1 Year                                             6.36%            1.80%
5 Years                                           -1.39%           -2.24%
10 Years                                           6.63%            6.17%

Class B Shares
1 Year                                             5.50%            1.50%
5 Years                                           -2.13%           -2.13%
10 Years(a)                                        6.02%            6.02%

Class C Shares
1 Year                                             5.59%            4.59%
5 Years                                           -2.11%           -2.11%
10 Years                                           5.87%            5.87%

Advisor Class Shares
Since Inception*                                   5.73%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                              2.62%
5 Years                                                            -1.87%
10 Years                                                            6.47%

Class B Shares
1 Year                                                              2.36%
5 Years                                                            -1.76%
10 Years(a)                                                         6.32%

Class C Shares
1 Year                                                              5.35%
5 Years                                                            -1.74%
10 Years                                                            6.18%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 9/2/03 for Advisor Class shares.

See Historical Performance disclosures on pages 4-5.
(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 11

TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                              2.35%
5 Years                                                            -3.41%
10 Years                                                            4.28%

Class B Shares
1 Year                                                              2.28%
5 Years                                                            -3.05%
10 Years(a)                                                         4.35%

Class C Shares
1 Year                                                              5.27%
5 Years                                                            -3.03%
10 Years                                                            4.27%

Advisor Class Shares
1 Year                                                              7.01%
Since Inception*                                                    6.11%


RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                              1.75%
5 Years                                                            -2.12%
10 Years                                                            4.56%

Class B Shares
1 Year                                                              1.54%
5 Years                                                            -1.87%
10 Years(a)                                                         4.58%

Class C Shares
1 Year                                                              3.48%
5 Years                                                            -1.85%
10 Years                                                            4.50%

Advisor Class Shares
1 Year                                                              4.86%
Since Inception*                                                    5.31%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 9/2/03 for Advisor Class shares.

See Historical Performance disclosures on pages 4-5.
(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004
-------------------------------------------------------------------------------
                                                NAV Returns      SEC Returns
Class A Shares
1 Year                                             3.94%           -0.51%
5 Years                                            2.59%            1.71%
10 Years                                           6.24%            5.78%

Class B Shares
1 Year                                             3.22%           -0.79%
5 Years                                            1.89%            1.89%
10 Years(a)                                        5.65%            5.65%

Class C Shares
1 Year                                             3.21%            2.21%
5 Years                                            1.89%            1.89%
10 Years                                           5.51%            5.51%

Advisor Class Shares
Since Inception*                                   4.14%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                             -0.13%
5 Years                                                             1.83%
10 Years                                                            6.06%

Class B Shares
1 Year                                                             -0.43%
5 Years                                                             1.98%
10 Years(a)                                                         5.94%

Class C Shares
1 Year                                                              2.57%
5 Years                                                             1.98%
10 Years                                                            5.79%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 9/2/03 for Advisor Class shares.

See Historical Performance disclosures on pages 4-5.
(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 13

TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                             -0.28%
5 Years                                                             0.40%
10 Years                                                            4.03%

Class B Shares
1 Year                                                             -0.46%
5 Years                                                             0.81%
10 Years(a)                                                         4.19%

Class C Shares
1 Year                                                              2.54%
5 Years                                                             0.81%
10 Years                                                            4.08%

Advisor Class Shares
1 Year                                                              4.56%
Since Inception*                                                    4.41%


RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                             -0.09%
5 Years                                                             0.78%
10 Years                                                            4.04%

Class B Shares
1 Year                                                             -0.28%
5 Years                                                             1.08%
10 Years(a)                                                         4.13%

Class C Shares
1 Year                                                              1.67%
5 Years                                                             1.07%
10 Years                                                            4.03%

Advisor Class Shares
1 Year                                                              3.10%
Since Inception*                                                    3.81%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception date: 9/2/03 for Advisor Class shares.

See Historical Performance disclosures on pages 4-5.


14 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

FUND EXPENSES


As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


Tax-Managed Wealth Appreciation Strategy

                                                     Beginning              Ending
                                                 Account Value       Account Value       Expenses Paid
                                                 March 1, 2004     August 31, 2004      During Period*
------------------------------------------------------------------------------------------------------
Class A
Actual                                                 $ 1,000           $  970.27              $ 7.45
Hypothetical (5% return before expenses)               $ 1,000           $1,017.64              $ 7.63
Class B
Actual                                                 $ 1,000           $  967.48              $10.91
Hypothetical (5% return before expenses)               $ 1,000           $1,014.12              $11.17
Class C
Actual                                                 $ 1,000           $  968.36              $10.91
Hypothetical (5% return before expenses)               $ 1,000           $1,014.12              $11.17
Advisor Class
Actual                                                 $ 1,000           $  972.10              $ 5.96
Hypothetical (5% return before expenses)               $ 1,000           $1,019.16              $ 6.11


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 15

Tax-Managed Balanced Wealth Strategy

                                                                         Beginning              Ending
                                                 Account Value       Account Value       Expenses Paid
                                                 March 1, 2004     August 31, 2004      During Period*
------------------------------------------------------------------------------------------------------
Class A
Actual                                                 $ 1,000           $  980.53              $ 5.99
Hypothetical (5% return before expenses)               $ 1,000           $1,019.16              $ 6.11
Class B
Actual                                                 $ 1,000           $  977.42              $ 9.47
Hypothetical (5% return before expenses)               $ 1,000           $1,015.63              $ 9.65
Class C
Actual                                                 $ 1,000           $  977.45              $ 9.47
Hypothetical (5% return before expenses)               $ 1,000           $1,015.63              $ 9.65
Advisor Class
Actual                                                 $ 1,000           $  982.76              $ 4.50
Hypothetical (5% return before expenses)               $ 1,000           $1,020.67              $ 4.58


Tax-Managed Wealth Preservation Strategy

                                                                         Beginning              Ending
                                                 Account Value       Account Value       Expenses Paid
                                                 March 1, 2004     August 31, 2004      During Period*
------------------------------------------------------------------------------------------------------
Class A
Actual                                                 $ 1,000           $  988.44              $ 6.01
Hypothetical (5% return before expenses)               $ 1,000           $1,019.16              $ 6.11
Class B
Actual                                                 $ 1,000           $  985.16              $ 9.51
Hypothetical (5% return before expenses)               $ 1,000           $1,015.63              $ 9.65
Class C
Actual                                                 $ 1,000           $  984.28              $ 9.50
Hypothetical (5% return before expenses)               $ 1,000           $1,015.63              $ 9.65
Advisor Class
Actual                                                 $ 1,000           $  989.14              $ 4.51
Hypothetical (5% return before expenses)               $ 1,000           $1,020.67              $ 4.58

* Expenses are equal to each Class' annualized expense ratio, shown in the table below, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

                                         Annualized Expense Ratio
                        -------------------------------------------------------
                               Wealth            Balanced              Wealth
                         Appreciation              Wealth        Preservation
                             Strategy            Strategy            Strategy
-------------------------------------------------------------------------------
Class A                          1.50%               1.20%               1.20%
Class B                          2.20%               1.90%               1.90%
Class C                          2.20%               1.90%               1.90%
Advisor Class                    1.20%               0.90%               0.90%



16 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

TAX-MANAGED WEALTH APPRECIATION STRATEGY
PORTFOLIO SUMMARY
August 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $60.2


SECURITY TYPE BREAKDOWN*
_  98.2%  Common & Preferred Stocks
                                                 [PIE CHART OMITTED]
_   1.8%  Short-Term


SECTOR BREAKDOWN*
_  25.7%  Finance
_  17.1%  Technology                             [PIE CHART OMITTED]
_  13.7%  Consumer Cyclical
_  10.9%  Medical
_   8.0%  Capital Equipment
_   5.4%  Consumer Staples
_   5.2%  Energy
_   4.4%  Industrial Commodities
_   2.9%  Utilities
_   2.1%  Telecommunications
_   1.9%  Construction & Housing
_   0.9%  Transportation

_   1.8%  Short-Term


* All data is as of August 31, 2004. The Strategy's security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 17

TAX-MANAGED BALANCED WEALTH STRATEGY
PORTFOLIO SUMMARY
August 31, 2004

PORTFOLIO STATISTICS
Net Assets ($mil): $176.4


SECURITY TYPE BREAKDOWN*
_  53.2%  Municipal Bonds
_  46.8%  Common & Preferred Stocks              [PIE CHART OMITTED]


SECTOR BREAKDOWN*
_  53.2%  Municipal Bonds
_  12.0%  Finance                                [PIE CHART OMITTED]
_   8.4%  Technology
_   6.5%  Consumer Cyclical
_   5.3%  Medical
_   3.9%  Capital Equipment
_   2.5%  Energy
_   2.5%  Consumer Staples
_   2.0%  Industrial Commodities
_   1.3%  Utilities
_   1.0%  Construction & Housing
_   0.9%  Telecommunications
_   0.5%  Transportation


* All data is as of August 31, 2004. The Strategy's security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.


18 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

TAX-MANAGED WEALTH PRESERVATION STRATEGY
PORTFOLIO SUMMARY
August 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $125.3


SECURITY TYPE BREAKDOWN*
_  70.0%  Municipal Bonds
_  30.0%  Common & Preferred Stocks              [PIE CHART OMITTED]


SECTOR BREAKDOWN*
_  70.0%  Municipal Bonds
_   7.8%  Finance                                [PIE CHART OMITTED]
_   5.4%  Technology
_   4.0%  Consumer Cyclical
_   3.4%  Medical
_   2.5%  Capital Equipment
_   1.7%  Energy
_   1.6%  Consumer Staples
_   1.2%  Industrial Commodities
_   1.0%  Utilities
_   0.6%  Telecommunications
_   0.5%  Transportation
_   0.3%  Construction & Housing


* All data is as of August 31, 2004. The Strategy's security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 19

WEALTH APPRECIATION STRATEGY
PORTFOLIO OF INVESTMENTS
August 31, 2004

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-97.5%

United States Investments-66.6%
Finance-17.4%
Banking-8.6%
Bank of America Corp.                                  15,220      $    684,595
Citigroup, Inc.                                        32,350         1,506,863
Fannie Mae                                              6,300           469,035
Freddie Mac                                             3,100           208,072
Golden West Financial Corp.                             1,200           129,876
J.P. Morgan Chase & Co.                                25,200           997,416
National City Corp.                                    12,700           479,933
SunTrust Banks, Inc.                                    5,100           347,310
Wachovia Corp.                                          7,500           351,825
                                                                   ------------
                                                                      5,174,925
                                                                   ------------
Financial Services-2.5%
Lehman Brothers Holdings, Inc.                          5,400           399,006
MBNA Corp.                                             22,950           554,013
Merrill Lynch & Co., Inc.                               4,000           204,280
The Goldman Sachs Group, Inc.                           3,800           340,670
                                                                   ------------
                                                                      1,497,969
                                                                   ------------
Insurance-6.3%
American International Group, Inc.                     13,450           958,178
Anthem, Inc.(a)                                         2,600           211,224
Jefferson-Pilot Corp.                                   4,900           234,710
MetLife, Inc.                                           6,100           227,225
The Allstate Corp.                                      3,600           169,956
The Chubb Corp.                                         5,700           387,657
The Hartford Financial Services Group, Inc.             3,200           195,712
The Progressive Corp.                                   5,850           469,755
The St. Paul Travelers Cos., Inc.                       1,993            69,137
Torchmark Corp.                                         2,700           138,996
UnitedHealth Group, Inc.                               10,550           697,672
XL Capital, Ltd. Cl.A                                   1,000            70,200
                                                                   ------------
                                                                      3,830,422
                                                                   ------------
                                                                     10,503,316
                                                                   ------------
Technology-13.0%
Data Processing-6.3%
Arrow Electronics, Inc.(a)                              7,600           164,464
Avnet, Inc.(a)                                          3,700            58,756
Dell, Inc.(a)                                          27,500           958,100
Electronic Arts, Inc.(a)                               12,500           622,250
EMC Corp.(a)                                           19,600           211,092
Hewlett-Packard Co.                                    26,400           472,296
Ingram Micro, Inc. Cl.A(a)                              7,000           103,740
Microsoft Corp.                                        29,300           799,890
Solectron Corp.(a)                                     47,000           242,520
Tech Data Corp.(a)                                      4,000           150,640
                                                                   ------------
                                                                      3,783,748
                                                                   ------------


20 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electrical & Electronics-4.3%
ADC Telecommunications, Inc.(a)                        34,500      $     73,830
Broadcom Corp. Cl.A(a)                                  9,400           255,116
Cisco Systems, Inc.(a)                                 26,100           489,636
Corning, Inc.(a)                                       45,100           456,412
Juniper Networks, Inc.(a)                              23,300           533,337
QUALCOMM, Inc.                                         12,600           479,430
Tellabs, Inc.(a)                                       36,000           326,520
                                                                   ------------
                                                                      2,614,281
                                                                   ------------
Electronic Components & Instruments-2.4%
Applied Materials, Inc.(a)                             16,600           263,774
Intel Corp.                                            29,550           629,119
Maxim Integrated Products, Inc.                         5,300           230,179
Symantec Corp.(a)                                       7,100           340,516
                                                                   ------------
                                                                      1,463,588
                                                                   ------------
                                                                      7,861,617
                                                                   ------------
Consumer Cyclical-11.0%
Broadcasting & Publishing-3.9%
Comcast Corp. Cl.A Special(a)                          10,600           294,150
R.R. Donnelly & Sons Co.                                2,900            89,117
The E.W. Scripps Co. Cl.A                               3,750           383,663
Time Warner, Inc.(a)                                   25,300           413,655
Viacom, Inc. Cl.B                                      10,800           359,748
Yahoo!, Inc.(a)                                        27,700           789,727
                                                                   ------------
                                                                      2,330,060
                                                                   ------------
Business & Public Services-0.3%
The Interpublic Group of Cos., Inc.(a)                 20,000           211,000
                                                                   ------------
Leisure & Tourism-0.4%
Starbucks Corp.(a)                                      5,100           220,524
                                                                   ------------
Merchandising-5.3%
Amazon.com, Inc.(a)                                     8,700           331,818
Bed Bath & Beyond, Inc.(a)                              8,050           301,231
eBay, Inc.(a)                                           9,050           783,187
Lowe's Cos., Inc.                                      13,520           671,944
Office Depot, Inc.(a)                                  17,900           286,579
Target Corp.                                            5,350           238,503
The May Department Stores Co.                           1,800            44,118
Wal-Mart Stores, Inc.                                  10,390           547,241
                                                                   ------------
                                                                      3,204,621
                                                                   ------------
Textiles & Apparel-1.1%
Jones Apparel Group, Inc.                              10,000           356,900
V. F. Corp.                                             6,400           315,776
                                                                   ------------
                                                                        672,676
                                                                   ------------
                                                                      6,638,881
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 21

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Medical-6.8%
Health & Personal Care-6.8%
Amgen, Inc.(a)                                         11,100      $    658,119
Avon Products, Inc.                                     9,550           421,919
Boston Scientific Corp.(a)                             14,300           510,939
Forest Laboratories, Inc.(a)                            6,150           281,978
Johnson & Johnson                                       1,200            69,720
Medtronic, Inc.                                         3,200           159,200
Merck & Co., Inc.                                       4,500           202,365
Pfizer, Inc.                                           34,300         1,120,581
St. Jude Medical, Inc.(a)                               6,380           429,055
Wyeth                                                   1,400            51,198
Zimmer Holdings, Inc.(a)                                2,350           167,555
                                                                   ------------
                                                                      4,072,629
                                                                   ------------
Capital Equipment-5.1%
Aerospace & Defense-0.4%
Goodrich Corp.                                          1,900            60,344
The Boeing Co.                                          3,500           182,770
                                                                   ------------
                                                                        243,114
                                                                   ------------
Automobiles-0.7%
BorgWarner, Inc.                                        4,600           205,804
Cooper Tire & Rubber Co.                                2,200            49,808
Lear Corp.                                              3,500           188,580
                                                                   ------------
                                                                        444,192
                                                                   ------------
Industrial Components-0.3%
Eaton Corp.                                             2,800           168,980
                                                                   ------------
Multi-Industry-3.7%
Cooper Industries, Ltd. Cl.A                            6,400           353,408
General Electric Co.                                   48,310         1,584,085
Textron, Inc.                                           4,700           298,403
                                                                   ------------
                                                                      2,235,896
                                                                   ------------
                                                                      3,092,182
                                                                   ------------
Consumer Staples-3.7%
Beverages & Tobacco-1.6%
Altria Group, Inc.                                      4,200           205,590
Anheuser-Busch Cos., Inc.                               3,350           176,880
PepsiCo, Inc.                                           7,300           365,000
The Coca-Cola Co.                                       4,300           192,253
                                                                   ------------
                                                                        939,723
                                                                   ------------
Food & Household Products-2.1%
Safeway, Inc.(a)                                       15,100           305,020
SUPERVALU, Inc.                                         2,800            73,808
The Kroger Co.(a)                                      17,100           282,663
The Procter & Gamble Co.                               11,150           624,066
                                                                   ------------
                                                                      1,285,557
                                                                   ------------
                                                                      2,225,280
                                                                   ------------


22 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Energy-3.0%
Energy Sources-3.0%
ChevronTexaco Corp.                                     4,200      $    409,500
ConocoPhillips                                          8,500           632,655
Occidental Petroleum Corp.                             11,300           583,645
Valero Energy Corp.                                     2,500           165,075
                                                                   ------------
                                                                      1,790,875
                                                                   ------------
Utilities-2.9%
Electric & Gas-2.9%
American Electric Power Co., Inc.                      10,500           343,665
Constellation Energy Group, Inc.                        3,500           143,850
Entergy Corp.                                           3,100           186,930
FirstEnergy Corp.                                       7,900           317,896
Sempra Energy                                           5,500           198,825
TXU Corp.                                               8,900           370,507
Wisconsin Energy Corp.                                  5,700           186,675
                                                                   ------------
                                                                      1,748,348
                                                                   ------------
Industrial Commodities-1.8%
Forest & Paper-1.5%
Georgia-Pacific Corp.                                   5,300           180,094
Kimberly-Clark Corp.                                    3,200           213,440
MeadWestvaco Corp.                                     10,800           325,620
Smurfit-Stone Container Corp.(a)                        9,500           168,530
                                                                   ------------
                                                                        887,684
                                                                   ------------
Metal - Nonferrous-0.3%
Alcoa, Inc.                                             6,300           203,994
                                                                   ------------
                                                                      1,091,678
                                                                   ------------
Transportation-0.9%
Transportation - Road & Rail-0.9%
Burlington Northern Santa Fe Corp.                      2,800           100,240
CSX Corp.                                               6,100           192,638
Norfolk Southern Corp.                                  7,800           221,520
                                                                   ------------
                                                                        514,398
                                                                   ------------
Construction & Housing-0.7%
Building Materials-0.7%
Masco Corp.                                            12,200           391,986
                                                                   ------------
Telecommunications-0.3%
Telecommunications-0.3%
Sprint Corp.                                           10,100           198,768
                                                                   ------------
Total United States Investments
  (cost $39,365,584)                                                 40,129,958
                                                                   ------------
Foreign Investments-30.9%
Australia-0.2%
Rinker Group Ltd.                                       9,105            56,355
The News Corp., Ltd.                                    9,046            70,699
                                                                   ------------
                                                                        127,054
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 23

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Belgium-0.3%
Delhaize Group                                          3,800      $    214,424
                                                                   ------------
Bermuda-0.2%
Marvell Technology Group, Ltd.(a)                       5,000           115,600
                                                                   ------------
Brazil-0.4%
Petroleo Brasileiro, SA (ADR)                           5,800           161,762
Votorantim Celulose e Papel, SA (ADR)                   1,600            56,208
                                                                   ------------
                                                                        217,970
                                                                   ------------
Canada-1.3%
Alcan, Inc.                                             5,200           225,605
Bank of Nova Scotia                                     8,200           224,055
Manulife Financial Corp.                                4,900           202,802
Manulife Financial Corp.(b)                             3,911           162,033
                                                                   ------------
                                                                        814,495
                                                                   ------------
China-0.2%
China Petroleum & Chemical Corp. Cl.H                 283,000           111,172
                                                                   ------------
France-4.0%
Arcelor                                                18,600           319,221
Assurances Generales de France(a)                       4,500           258,587
BNP Paribas, SA                                         5,560           339,016
Compagnie de Saint-Gobain                               1,200            60,701
Credit Agricole, SA(a)                                  5,300           134,339
Essilor International, SA                               1,366            84,052
Groupe Danone(a)                                        1,180            94,864
L'Oreal, SA(a)                                          2,017           134,925
LVMH Moet Hennessy Louis Vuitton, SA                    2,197           141,512
Renault, SA(a)                                          2,500           201,682
Sanofi-Synthelabo(a)                                    1,338            95,364
Schneider Electric, SA(a)                               1,661           104,629
Societe Generale(a)                                     1,700           146,226
Total, SA                                               1,415           277,539
                                                                   ------------
                                                                      2,392,657
                                                                   ------------
Germany-1.6%
Altana AG(a)                                            1,448            79,159
Continental AG                                          5,600           292,177
HeidelbergCement AG                                     2,300           101,412
MAN AG(a)                                               2,800            95,591
Porsche AG pfd.                                           191           116,840
SAP AG                                                  1,818           266,598
                                                                   ------------
                                                                        951,777
                                                                   ------------
Hong Kong-0.3%
Esprit Holdings, Ltd.                                  36,000           174,124
                                                                   ------------
Hungary-0.2%
MOL Magyar Olaj-es Gazipari Rt.                         3,100           135,489
                                                                   ------------


24 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Ireland-0.6%
Allied Irish Banks PLC                                  2,971      $     46,881
CRH PLC                                                 8,944           204,644
Depfa Bank PLC                                          6,500            86,243
                                                                   ------------
                                                                        337,768
                                                                   ------------
Israel-0.5%
Bank Hapoalim, Ltd.                                    36,000            97,682
Teva Pharmaceutical Industries, Ltd. (ADR)              8,250           224,813
                                                                   ------------
                                                                        322,495
                                                                   ------------
Italy-0.3%
Eni SpA(a)                                              9,000           185,366
                                                                   ------------
Japan-6.1%
Aiful Corp.                                             1,900           191,688
Bridgestone Corp.                                       6,000           114,753
Canon, Inc.                                            11,600           558,314
Denso Corp.                                             7,300           180,911
Eisai Co., Ltd.                                         4,800           137,992
Honda Motor Co., Ltd.                                   5,400           270,859
Hoya Corp.                                              2,600           252,588
Ito -Yokado Co., Ltd.                                   2,000            74,507
JFE Holdings, Inc.                                      6,500           178,723
KDDI Corp.                                                 24           116,396
Keyence Corp.                                             600           124,075
Mitsubishi Corp.                                       16,000           166,873
Mitsubishi Tokyo Financial Group, Inc.                     11            99,955
Nippon Meat Packers, Inc.                               6,000            71,710
Nissan Motor Co., Ltd.                                 16,800           184,230
Nitto Denko Corp.                                       3,500           154,842
Pioneer Corp.                                           1,300            28,770
Promise Co., Ltd.                                       3,200           204,876
Ricoh Co., Ltd.                                         5,000            98,994
Sumitomo Mitsui Financial Group, Inc.                      36           219,377
UFJ Holdings, Inc.(a)                                      50           254,059
                                                                   ------------
                                                                      3,684,492
                                                                   ------------
Mexico-0.3%
America Movil SA de CV (ADR)                            3,800           130,150
Grupo Televisa, SA (ADR)                                1,100            52,943
                                                                   ------------
                                                                        183,093
                                                                   ------------
Netherlands-0.2%
ING Groep NV                                            4,600           112,952
                                                                   ------------
Panama-0.3%
Carnival Corp.                                          4,600           210,634
                                                                   ------------
Russia-0.1%
Mobile Telesystems (ADR)(a)                               600            77,616
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 25

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Singapore-0.4%
Flextronics International, Ltd.(a)                      3,300      $     40,953
Singapore Telecommunications, Ltd.(a)                 138,000           184,935
                                                                   ------------
                                                                        225,888
                                                                   ------------
South Korea-1.2%
Hyundai Motor Co., Ltd.                                 2,800           121,890
Kookmin Bank(a)                                         3,700           118,487
POSCO                                                   1,600           229,470
Samsung Electronics Co., Ltd. (GDR)(c)                    731           141,663
Shinhan Financial Group Co., Ltd.                       5,800            98,580
                                                                   ------------
                                                                        710,090
                                                                   ------------
Spain-0.9%
ACS, Actividades de Construccion y
  Servicios, SA(a)                                      3,639            62,152
Banco Bilbao Vizcaya Argentaria, SA                    10,169           136,243
Inditex, SA(a)                                          2,939            67,821
Repsol YPF, SA(a)                                       8,800           182,837
Telef"nica, SA                                          6,853            98,056
                                                                   ------------
                                                                        547,109
                                                                   ------------
Sweden-0.7%
Svenska Cellulosa AB Cl.B                               4,200           158,459
Telefonaktiebolaget LM Ericsson Cl.B(a)                87,773           238,570
                                                                   ------------
                                                                        397,029
                                                                   ------------
Switzerland-2.8%
Alcon, Inc.                                             6,700           501,428
Credit Suisse Group(a)                                  5,800           181,822
Nestle, SA                                                425           100,868
Nobel Biocare Holding AG                                  474            67,163
Novartis AG                                             5,564           258,926
Roche Holdings AG(a)                                    2,833           275,898
Swiss Re(a)                                             1,475            83,872
UBS AG                                                  3,441           232,305
                                                                   ------------
                                                                      1,702,282
                                                                   ------------
Taiwan-0.9%
Compal Electronics, Inc. (GDR)(a)(c)                   44,150           207,506
Hon Hai Precision Industry Co., Ltd. (GDR)(c)          10,005            71,035
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR)                                           32,730           247,112
                                                                   ------------
                                                                        525,653
                                                                   ------------
Thailand-0.1%
PTT Public Co., Ltd.                                   12,500            45,050
                                                                   ------------


26 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
United Kingdom-6.8%
AstraZeneca PLC                                         5,380      $    248,542
Aviva PLC                                              19,500           187,516
BP PLC                                                 25,700           228,856
Capita Group PLC                                        3,917            22,468
Carnival PLC                                            5,007           241,927
Enterprise Inns PLC                                     2,135            21,143
George Wimpey PLC                                       9,100            68,905
GlaxoSmithKline PLC                                     8,800           179,827
GUS PLC                                                11,676           179,101
Hilton Group PLC                                       22,608           106,733
HSBC Holdings PLC                                      19,970           311,628
InterContinental Hotels Group PLC                       5,700            58,344
Legal & General Group PLC                              33,176            59,779
Reckitt Benckiser PLC                                   7,929           209,113
RMC Group PLC                                          12,900           148,498
Royal Bank of Scotland Group PLC                       11,791           329,813
Smith & Nephew PLC                                     15,574           140,625
Standard Chartered PLC                                 11,896           202,959
Taylor Woodrow PLC                                     13,200            65,301
Tesco PLC                                              67,769           325,908
Vodafone Group PLC                                    189,188           431,585
Whitbread PLC                                           7,700           113,507
Xstrata PLC                                            15,000           218,855
                                                                   ------------
                                                                      4,100,933
                                                                   ------------
Total Foreign Investments
  (cost $17,706,159)                                                 18,623,212
                                                                   ------------
Total Common & Preferred Stocks
  (cost $57,071,743)                                                 58,753,170
                                                                   ------------
SHORT-TERM INVESTMENT-1.8%
Time Deposit-1.8%
State Street Euro Dollar
  0.85%, 9/01/04
  (cost $1,068,000)                                    $1,068         1,068,000
                                                                   ------------
Total Investments-99.3%
  (cost $58,139,743)                                               $ 59,821,170
Other assets less liabilities-0.7%                                      419,705
                                                                   ------------
Net Assets-100%                                                    $ 60,240,875
                                                                   ============


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                        Value at
               Number of    Expiration      Original   August 31,   Unrealized
     Type      Contracts       Month         Value        2004     Appreciation
-------------------------------------------------------------------------------
Euro Stoxx 50      6      September 2004    $191,927    $195,911      $3,984


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 27

(a)  Non-income producing security.

(b)  U.S. exchange listed.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the aggregate market value of these securities amounted to $420,204 or 0.7% of net assets.

Glossary of Terms:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
Pfd. - Preferred stock

See notes to financial statements.


28 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

BALANCED WEALTH STRATEGY
PORTFOLIO OF INVESTMENTS
August 31, 2004


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-53.1%

United States Investments-53.1%
Alabama-1.5%
Jefferson County Sewer Revenue (Capital
  Improvement Warrants) Series 99A FGIC
  Prerefunded 02/01/2009 @ 101
  5.00%, 2/01/33                                       $1,345      $  1,492,466
  5.00%, 2/01/41                                        1,100         1,224,377
                                                                   ------------
                                                                      2,716,843
                                                                   ------------
Arkansas-2.6%
Hot Springs Sales & Use Tax Series 01
  4.125%, 7/01/08                                       1,275         1,333,982
Springdale Sales & Use Tax Revenue
  Series 04 MBIA
  4.00%, 7/01/16                                        3,215         3,290,038
                                                                   ------------
                                                                      4,624,020
                                                                   ------------
California-6.6%
California Department of Transportation Revenue
  GABS Series 04A FGIC
  5.00%, 2/01/12                                        1,500         1,664,520
California Department of Water Resources
  (Center VY Project) Series 03Y FGIC
  5.25%, 12/01/19                                       1,525         1,664,843
California Economic Recovery Series 04A
  5.25%, 1/01/10                                        2,765         3,077,168
California GO Series 03
  4.00%, 2/01/08                                          450           471,780
California Statewide Communities Development
  Authority Revenue (Kaiser Permanente)
  Series 04F
  2.30%, 4/01/33                                          500           496,160
Los Angeles Water And Power Revenue
  Series 01B-6
  1.34%, 7/01/34                                        1,300         1,300,000
Santa Margarita/Dana Point Authority Revenue
  Series 04A AMBAC
  5.00%, 8/01/20                                        2,760         2,940,863
                                                                   ------------
                                                                     11,615,334
                                                                   ------------
Colorado-1.4%
Regional Transportation District COP
  (Transit Vehicles) Series 02A AMBAC
  2.30%, 12/01/22                                       2,400         2,393,616
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 29

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Connecticut-1.9%
Connecticut GO Series 03G
  5.00%, 3/15/10                                       $1,500      $  1,661,310
Connecticut State Development Authority PCR
  AMBAC
  3.35%, 5/01/31                                        1,300         1,749,566
                                                                   ------------
                                                                      3,410,876
                                                                   ------------
District of Columbia-0.9%
District of Columbia GO Series 03A MBIA
  5.50%, 6/01/10                                        1,480         1,671,157
                                                                   ------------
Florida-3.8%
Broward County GO Series 03
  5.00%, 1/01/08                                        1,500         1,626,975
Dade County School District Series 94 MBIA
  5.00%, 8/01/12                                        1,100         1,223,816
Fishhawk CDD Series 04B
  5.125%, 11/01/09                                        280           282,568
Florida Board of Education (Public Education)
  Series 03B
  5.00%, 6/01/09                                        1,340         1,477,162
Live Oak CDD No. 001 Series 03B
  5.30%, 5/01/08                                           85            86,206
Midtown Miami Florida CDD Series 04A
  6.00%, 5/01/24                                          280           282,772
Overoaks CDD Series 04B
  5.125%, 5/01/09                                         200           200,350
Parkway Center CDD Series 04B
  5.625%, 5/01/14                                         200           202,942
Seacoast Utility Authority (Water & Sewer
  Utility Systems) Series 01 FGIC
  5.25%, 3/01/10                                        1,210         1,356,519
                                                                   ------------
                                                                      6,739,310
                                                                   ------------
Georgia-1.0%
Atlanta Water & Sewer Revenue Series 97 FGIC
  5.40%, 1/01/14                                        1,455         1,582,560
Cobb County Development Authority SWDR
  (Georgia Waste Management Project)
  Series 04A
  3.10%, 4/01/33                                          185           183,457
                                                                   ------------
                                                                      1,766,017
                                                                   ------------
Hawaii-1.1%
Hawaii GO Series 02CY FSA
  5.25%, 2/01/09                                        1,800         1,988,172
                                                                   ------------

30 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Illinois-1.0%
Chicago GO (Emergency Telephone System)
  Series 99 FGIC
  5.00%, 1/01/09                                      $ 1,135      $  1,239,488
Winnebago & Boone Counties School
  District No. 205 Series 03
  2.27%, 10/28/04                                         450           450,450
                                                                   ------------
                                                                      1,689,938
                                                                   ------------
Indiana-0.4%
Rockport PCR (Indiana Michigan Power Co.
  Project) Series 03C
  2.625%, 4/01/25                                         220           219,270
Whiting Environmental Facilties (BP Products
  Project) Series 02C
  1.39%, 7/01/34                                          500           500,000
                                                                   ------------
                                                                        719,270
                                                                   ------------
Kentucky-0.8%
Kentucky Property & Buildings Community
  Revenue (Project No. 74) Series 02
  5.375%, 2/01/08                                       1,265         1,390,146
                                                                   ------------
Maine-0.6%
Maine State Housing Authority General Housing
  Revenue (Draw Down) Series 04A
  1.8429%, 1/01/10                                      1,000         1,000,000
                                                                   ------------
Maryland-0.4%
Tax Exempt Municipal Infrastructure Series 04A
  3.80%, 5/01/08(a)                                       615           623,592
                                                                   ------------
Massachusetts-5.0%
Massachusetts GO Series 00B
  Prerefunded 06/01/2010 @ 100
  5.75%, 6/01/12                                        1,500         1,724,640
Massachusetts GO Series 02A MBIA
  5.50%, 2/01/09                                        2,735         3,056,417
Massachusetts GO Series 03A
  5.375%, 8/01/08                                       1,075         1,189,874
Massachusetts GO Series 04A
  5.00%, 8/01/08                                          540           590,204
Route 3 North Transportation Improvement
  Association Series 00 MBIA
  5.375%, 6/15/33                                       1,925         2,182,392
                                                                   ------------
                                                                      8,743,527
                                                                   ------------
Minnesota-0.6%
Minneapolis School District No. 001 Series 97
  5.00%, 2/01/14                                        1,000         1,044,370
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 31

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Nevada-0.3%
Clark County PCR Series 00C AMT
  3.25%, 6/01/31                                        $ 335      $    328,662
Las Vegas Local Improvement Bonds
  (District No. 607) Series 04
  5.35%, 6/01/12                                          250           255,237
                                                                   ------------
                                                                        583,899
                                                                   ------------
New Hampshire-0.2%
New Hampshire Business Finance Authority
  PCR Series 97A AMT
  2.05%, 7/01/27                                          325           325,634
                                                                   ------------
New Jersey-1.0%
New Jersey Economic Development Authority
  Series 01A MBIA
  5.00%, 7/01/11                                        1,645         1,831,740
                                                                   ------------
New York-2.2%
New York City GO
  Series 04G
  5.00%, 8/01/08                                          565           612,042
  Series 04B
  5.00%, 8/01/12                                        1,315         1,434,350
New York Thruway Authority Service Contract
  Revenue (Local Highway & Bridge) Series 63A
  5.00%, 3/15/09                                          850           927,265
New York Tobacco Settlement Financing Corp.
  Series 03C-1
  5.25%, 6/01/13                                          815           866,956
                                                                   ------------
                                                                      3,840,613
                                                                   ------------
North Carolina-1.2%
Forsyth County GO (Public Improvement)
  Series 03B
  5.00%, 3/01/10                                        1,500         1,663,485
North Carolina Municipal Power Agency No. 1
  Catawba Electric Revenue Series 93 ACA
  5.50%, 1/01/10                                          385           423,400
                                                                   ------------
                                                                      2,086,885
                                                                   ------------
Ohio-2.1%
Cleveland Municipal School District Series 04 FSA
  5.25%, 12/01/19                                       1,000         1,100,440
Ohio Turnpike Commission Revenue
  Series 96A MBIA
  5.50%, 2/15/26                                        2,500         2,688,400
                                                                   ------------
                                                                      3,788,840
                                                                   ------------
Oregon-1.0%
Oregon Department of Transportation (Regional
  Light Rail Extension-Westside) AMBAC
  5.00%, 6/01/09                                        1,515         1,673,636
                                                                   ------------


32 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Pennsylvania-1.8%
Allegheny County Airport Revenue
  (Pittsburgh Int'l Airport) Series 97 MBIA AMT
  5.75%, 1/01/06                                       $  650      $    681,408
Beaver County IDA PCR
  (Cleveland Electric Project) Series 98
  3.75%, 10/01/30                                         280           278,452
Philadelphia GO Series 03A XLCA
  5.00%, 2/15/11                                        2,000         2,211,920
                                                                   ------------
                                                                      3,171,780
                                                                   ------------
Rhode Island-0.1%
Rhode Island Industrial Facilities Corporation
  SWDR AMT (Waste Management, Inc. Project)
  Series 04A
  2.75%, 4/01/16                                          200           199,722
                                                                   ------------
South Carolina-3.5%
Florence County Solid Waste Disposal & Waste
  Water Treatment (Roche Carolina, Inc.)
  Series 97
  1.40%, 4/01/27                                        2,380         2,380,000
Richland County School District No. 001
  Series 03 FSA SCSDE
  4.75%, 3/01/09                                        1,130         1,230,513
South Carolina Public Service Authority
  Series 05A FGIC
  5.25%, 1/01/20                                        1,000         1,052,960
York County School District No. 003
  (Rock Hill School District) Series 03 SCSDE
  5.00%, 3/01/10                                        1,335         1,474,067
                                                                   ------------
                                                                      6,137,540
                                                                   ------------
Texas-5.7%
Brazos River Authority PCR (Electric Co.)
  Series 95B AMT
  5.05%, 6/01/30                                          240           246,319
Gulf Coast Waste Disposal Authority Series 03D
  3.20%, 4/01/12                                          190           190,270
Houston GO Series 02 MBIA
  5.00%, 3/01/09                                        2,750         3,013,807
Katy Development Authority (Metro Contract)
  Series 99A
  5.75%, 6/01/09                                          440           463,861
North Texas Thruway Authority Dallas North
  Thruway Systems Revenue Series 03C
  5.00%, 1/01/07                                          940         1,001,589
San Antonio Electric & Gas Series 01
  5.25%, 2/01/09                                        1,600         1,763,056


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 33

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Texas Public Finance Authority Revenue
  (Unemployment Compensation Assessment)
  Series 03A FSA
  5.00%, 6/15/08                                       $1,500      $  1,635,075
Texas Tech University Revenues
  Series 96 AMBAC
  6.00%, 2/15/06                                        1,570         1,666,508
                                                                   ------------
                                                                      9,980,485
                                                                   ------------
Utah-0.8%
Alpine School District Series 02
  5.00%, 3/15/11                                        1,340         1,483,661
                                                                   ------------
Washington-3.5%
Seattle Municipal Light & Power Revenue
  Series 01
  5.50%, 3/01/08                                        1,300         1,432,470
  5.50%, 3/01/09                                        1,000         1,116,060
Washington County School District (St. George)
  Series 01
  5.00%, 3/01/07                                        1,100         1,177,957
Washington Public Power Supply System
  (Nuclear Project No. 2) Series 98A
  5.75%, 7/01/09                                        1,100         1,240,976
Washington State (Motor Vehicle Fuel Tax)
  Series 04D MBIA
  4.25%, 1/01/08                                        1,195         1,266,449
                                                                   ------------
                                                                      6,233,912
                                                                   ------------
Wisconsin-0.1%
Badger Tobacco Asset Securitization Corp.
  Series 02
  6.125%, 6/01/27                                         235           222,155
                                                                   ------------
Total Municipal Bonds
  (cost $93,033,312)                                                 93,696,690
                                                                   ------------
COMMON & PREFERRED STOCKS-46.7%

United States Investments-31.8%
Finance-8.1%
Banking-4.1%
Bank of America Corp.                                  18,862           848,413
Citigroup, Inc.                                        45,200         2,105,416
Fannie Mae                                              8,800           655,160
Freddie Mac                                             4,500           302,040
Golden West Financial Corp.                             2,600           281,398
J.P. Morgan Chase & Co.                                34,500         1,365,510
National City Corp.                                    22,100           835,159
SunTrust Banks, Inc.                                    7,800           531,180
Wachovia Corp.                                          7,700           361,207
                                                                   ------------
                                                                      7,285,483
                                                                   ------------


34 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Financial Services-1.1%
Lehman Brothers Holdings, Inc.                          3,300      $    243,837
MBNA Corp.                                             31,650           764,031
Merrill Lynch & Co., Inc.                               5,700           291,099
The Goldman Sachs Group, Inc.                           6,000           537,900
                                                                   ------------
                                                                      1,836,867
                                                                   ------------
Insurance-2.9%
American International Group, Inc.                     18,850         1,342,874
Anthem, Inc.(b)                                         3,650           296,526
Jefferson-Pilot Corp.                                   8,200           392,780
MetLife, Inc.                                           7,600           283,100
The Chubb Corp.                                         6,800           462,468
The Hartford Financial Services Group, Inc.             4,900           299,684
The Progressive Corp.                                   8,500           682,550
The St. Paul Travelers Cos., Inc.                       3,033           105,215
UnitedHealth Group, Inc.                               14,500           958,885
XL Capital Ltd. Cl.A                                    5,000           351,000
                                                                   ------------
                                                                      5,175,082
                                                                   ------------
                                                                     14,297,432
                                                                   ------------
Technology-6.5%
Data Processing-3.1%
Arrow Electronics, Inc.(b)                              6,500           140,660
Avnet, Inc.(b)                                         14,200           225,496
Dell, Inc.(b)                                          38,800         1,351,792
Electronic Arts, Inc.(b)                               17,800           886,084
EMC Corp.(b)                                           28,100           302,637
Hewlett-Packard Co.                                    41,700           746,013
Ingram Micro, Inc.(b)                                   6,000            88,920
Microsoft Corp.                                        43,500         1,187,550
Solectron Corp.(b)                                     65,400           337,464
Tech Data Corp.(b)                                      7,900           297,514
                                                                   ------------
                                                                      5,564,130
                                                                   ------------
Electrical & Electronics-2.2%
ADC Telecommunications, Inc.(b)                        32,400            69,336
Broadcom Corp. Cl.A(b)                                 13,400           363,676
Cisco Systems, Inc.(b)                                 36,900           692,244
Corning, Inc.(b)                                       82,500           834,900
Juniper Networks, Inc.(b)                              32,900           753,081
QUALCOMM, Inc.                                         17,900           681,095
Tellabs, Inc.(b)                                       45,400           411,778
                                                                   ------------
                                                                      3,806,110
                                                                   ------------
Electronic Components & Instruments-1.2%
Applied Materials, Inc.(b)                             23,500           373,415
Intel Corp.                                            41,200           877,148
Maxim Integrated Products, Inc.                         8,000           347,440
Symantec Corp.(b)                                      10,200           489,192
                                                                   ------------
                                                                      2,087,195
                                                                   ------------
                                                                     11,457,435
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 35

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Cyclical-5.2%
Broadcasting & Publishing-1.8%
Comcast Corp. Cl.A Special(b)                          10,700      $    296,925
R.R. Donnelly & Sons Co.                                3,700           113,701
The E.W. Scripps Co. Cl.A                               5,450           557,589
Time Warner, Inc.(b)                                   34,200           559,170
Viacom, Inc. Cl.B                                      14,000           466,340
Yahoo!, Inc.(b)                                        39,100         1,114,741
                                                                   ------------
                                                                      3,108,466
                                                                   ------------
Business & Public Services-0.1%
The Interpublic Group of Cos., Inc.(b)                 25,400           267,970
                                                                   ------------
Leisure & Tourism-0.2%
Starbucks Corp.(b)                                      7,300           315,652
                                                                   ------------
Merchandising-2.6%
Amazon.com, Inc.(b)                                    12,100           461,494
Bed Bath & Beyond, Inc.(b)                             11,200           419,104
eBay, Inc.(b)                                          12,700         1,099,058
Lowe's Cos., Inc.                                      19,200           954,240
Office Depot, Inc.(b)                                  21,300           341,013
Target Corp.                                            7,750           345,495
The May Department Stores Co.                           7,900           193,629
Wal-Mart Stores, Inc.                                  14,300           753,181
                                                                   ------------
                                                                      4,567,214
                                                                   ------------
Textiles & Apparel-0.5%
Jones Apparel Group, Inc.                              13,500           481,815
V. F. Corp.                                             9,000           444,060
                                                                   ------------
                                                                        925,875
                                                                   ------------
                                                                      9,185,177
                                                                   ------------
Medical-3.3%
Health & Personal Care-3.3%
Amgen, Inc.(b)                                         16,100           954,569
Avon Products, Inc.                                    13,600           600,848
Boston Scientific Corp.(b)                             20,700           739,611
Forest Laboratories, Inc.(b)                            8,800           403,480
Johnson & Johnson                                       1,200            69,720
Medco Health Solutions, Inc.(b)                         3,000            93,690
Medtronic, Inc.                                         4,500           223,875
Merck & Co., Inc.                                       8,800           395,736
Pfizer, Inc.                                           44,300         1,447,281
St. Jude Medical, Inc.(b)                               9,040           607,940
Zimmer Holdings, Inc.(b)                                3,500           249,550
                                                                   ------------
                                                                      5,786,300
                                                                   ------------
Capital Equipment-2.5%
Aerospace & Defense-0.3%
Goodrich Corp.                                          5,700           181,032
The Boeing Co.                                          4,400           229,768
                                                                   ------------
                                                                        410,800
                                                                   ------------


36 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Automobiles-0.3%
BorgWarner, Inc.                                        4,400      $    196,856
Cooper Tire & Rubber Co.                                4,400            99,616
Lear Corp.                                              5,200           280,176
                                                                   ------------
                                                                        576,648
                                                                   ------------
Industrial Components-0.2%
Eaton Corp.                                             4,800           289,680
                                                                   ------------
Multi-Industry-1.7%
Cooper Industries, Ltd. Cl.A                            5,800           320,276
General Electric Co.                                   66,600         2,183,814
Parker Hannifin Corp.                                   2,500           135,925
Textron, Inc.                                           6,500           412,685
                                                                   ------------
                                                                      3,052,700
                                                                   ------------
                                                                      4,329,828
                                                                   ------------
Consumer Staples-1.8%
Beverages & Tobacco-0.8%
Altria Group, Inc.                                      9,000           440,550
Anheuser-Busch Cos., Inc.                               4,250           224,400
PepsiCo, Inc.                                           8,200           410,000
The Coca-Cola Co.                                       5,900           263,789
                                                                   ------------
                                                                      1,338,739
                                                                   ------------
Food & Household Products-1.0%
Safeway, Inc.(b)                                       13,000           262,600
SUPERVALU, Inc.                                         8,200           216,152
The Kroger Co.(b)                                      23,500           388,455
The Procter & Gamble Co.                               15,800           884,326
                                                                   ------------
                                                                      1,751,533
                                                                   ------------
                                                                      3,090,272
                                                                   ------------
Energy-1.4%
Energy Sources-1.4%
ChevronTexaco Corp.                                     5,800           565,500
ConocoPhillips                                         11,300           841,059
Occidental Petroleum Corp.                             16,100           831,565
Valero Energy Corp.                                     3,200           211,296
                                                                   ------------
                                                                      2,449,420
                                                                   ------------
Utilities-1.3%
Electric & Gas-1.3%
American Electric Power Co., Inc.                      12,900           422,217
Constellation Energy Group, Inc.                       10,200           419,220
Entergy Corp.                                           5,500           331,650
FirstEnergy Corp.                                       9,200           370,208
TXU Corp.                                              13,600           566,168
Wisconsin Energy Corp.                                  7,200           235,800
                                                                   ------------
                                                                      2,345,263
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 37

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Industrial Commodities-0.8%
Forest & Paper-0.7%
Georgia-Pacific Corp.                                  15,600      $    530,088
International Paper Co.                                 3,300           132,066
Kimberly-Clark Corp.                                    2,200           146,740
MeadWestvaco Corp.                                     17,400           524,610
                                                                   ------------
                                                                      1,333,504
                                                                   ------------
Metal - Nonferrous-0.1%
Alcoa, Inc.                                             4,400           142,472
                                                                   ------------
                                                                      1,475,976
                                                                   ------------
Transportation-0.5%
Transportation - Road & Rail-0.5%
Burlington Northern Santa Fe Corp.                      5,500           196,900
CSX Corp.                                               2,300            72,634
Norfolk Southern Corp.                                 22,700           644,680
                                                                   ------------
                                                                        914,214
                                                                   ------------
Construction & Housing-0.3%
Building Materials-0.3%
Masco Corp.                                            15,000           481,950
                                                                   ------------
Telecommunications-0.1%
Telecommunications-0.1%
Sprint Corp.                                           10,000           196,800
                                                                   ------------
Total United States Investments
  (cost $52,767,353)                                                 56,010,067
                                                                   ------------
Foreign Investments-14.9%
Australia-0.1%
Rinker Group, Ltd.                                     12,572            77,814
The News Corp., Ltd                                    11,444            89,440
                                                                   ------------
                                                                        167,254
                                                                   ------------
Belgium-0.1%
Delhaize Group                                          4,000           225,710
                                                                   ------------
Bermuda-0.1%
Marvell Technology Group, Ltd.(b)                       7,200           166,464
                                                                   ------------
Brazil-0.2%
Petroleo Brasileiro, SA (ADR)                           7,400           206,386
Votorantim Celulose e Papel, SA (ADR)                   2,800            98,364
                                                                   ------------
                                                                        304,750
                                                                   ------------
Canada-0.8%
Alcan, Inc.                                             5,700           247,298
Bank of Nova Scotia                                    11,800           322,421
Magna International, Inc. Cl.A                          2,000           149,362
Manulife Financial Corp.(c)                             6,000           248,329
Manulife Financial Corp.                                9,837           407,547
                                                                   ------------
                                                                      1,374,957
                                                                   ------------


38 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
China-0.1%
China Petroleum & Chemical Corp. Cl.H                 302,000      $    118,636
                                                                   ------------
France-1.9%
Arcelor                                                25,740           441,761
Assurances Generales de France(b)                       4,900           281,573
BNP Paribas, SA                                         8,191           499,439
Compagnie de Saint-Gobain                               1,700            85,994
Credit Agricole, SA(b)                                  7,500           190,102
Essilor International, SA                               2,035           125,216
Groupe Danone(b)                                        1,348           108,370
L'Oreal, SA(b)                                          2,654           177,537
LVMH Moet Hennessy Louis Vuitton, SA                    3,866           249,015
Renault, SA(b)                                          3,300           266,219
Sanofi-Aventis(b)                                       2,361           168,277
Sanofi-Synthelabo, SA                                   1,000            71,305
Schneider Electric, SA(b)                               2,537           159,810
Societe Generale(b)                                     1,700           146,226
Total, SA                                               1,995           391,300
                                                                   ------------
                                                                      3,362,144
                                                                   ------------
Germany-0.8%
Altana AG(b)                                            1,994           109,008
Continental AG                                          7,400           386,091
Hannover Rueckversicherung AG                           2,000            64,838
HeidelbergCement AG                                     3,400           149,913
MAN AG(b)                                               4,500           153,630
Porsche AG pfd.                                           271           165,778
SAP AG                                                  2,351           344,759
                                                                   ------------
                                                                      1,374,017
                                                                   ------------
Hong Kong-0.1%
Esprit Holdings, Ltd.                                  47,000           227,329
                                                                   ------------
Hungary-0.1%
MOL Magyar Olaj-es Gazipari Rt. (GDR)(a)                2,500           108,375
MOL Magyar Olaj-es Gazipari Rt.                         1,900            83,042
                                                                   ------------
                                                                        191,417
                                                                   ------------
Ireland-0.3%
Allied Irish Banks PLC                                  4,046            63,844
CRH PLC                                                12,875           294,588
Depfa Bank PLC                                          7,400            98,184
                                                                   ------------
                                                                        456,616
                                                                   ------------
Israel-0.3%
Bank Hapoalim, Ltd.                                    52,400           142,182
Teva Pharmaceutical Industries, Ltd. (ADR)             11,700           318,825
                                                                   ------------
                                                                        461,007
                                                                   ------------
Italy-0.2%
Eni SpA(b)                                             21,524           443,312
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 39

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Japan-2.8%
Aiful, Corp.                                            2,450      $    247,177
Bridgestone Corp.                                       9,000           172,130
Canon, Inc.                                            15,400           741,211
Denso Corp.                                            10,700           265,170
Eisai Co., Ltd.                                         6,700           192,614
Funai Electric Co., Ltd.                                  600            84,256
Honda Motor Co., Ltd.                                   6,700           336,066
Hoya Corp.                                              3,800           369,167
Ito-Yokado Co., Ltd.                                    2,000            74,507
JFE Holdings, Inc.                                      7,900           217,218
KDDI Corp.                                                 33           160,044
Keyence Corp.                                             800           165,433
Mitsubishi Corp.                                       25,000           260,739
Mitsubishi Tokyo Financial Group, Inc.                     15           136,302
Nippon Meat Packers, Inc.                              10,000           119,516
Nissan Motor Co., Ltd.                                 22,900           251,124
Nitto Denko Corp.                                       4,400           194,658
Pioneer Corp.                                             800            17,704
Promise Co., Ltd.                                       3,700           236,888
Ricoh Co., Ltd.                                         9,000           178,188
Sumitomo Mitsui Financial Group, Inc.                      47           286,409
UFJ Holdings, Inc.(b)                                      58           294,708
                                                                   ------------
                                                                      5,001,229
                                                                   ------------
Mexico-0.1%
America Movil SA de CV (ADR)                            5,100           174,675
Cemex SA de CV (ADR)                                      400            11,320
Grupo Televisa, SA (ADR)                                1,400            67,382
                                                                   ------------
                                                                        253,377
                                                                   ------------
Netherlands-0.2%
ING Groep NV                                           14,100           346,222
                                                                   ------------
Panama-0.2%
Carnival Corp.                                          6,750           309,083
                                                                   ------------
Russia-0.1%
Mobile Telesystems (ADR)                                  900           116,424
                                                                   ------------
Singapore-0.2%
Flextronics International, Ltd.(b)                      5,900            73,219
Singapore Telecommunications, Ltd.(b)                 174,000           233,179
                                                                   ------------
                                                                        306,398
                                                                   ------------


40 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
South Korea-0.5%
Hyundai Motor Co., Ltd.                                 3,300      $    143,656
Kookmin Bank(b)                                         4,500           144,106
POSCO                                                   2,500           358,547
Samsung Electronics Co., Ltd. (GDR)(a)                  1,025           198,594
Shinhan Financial Group Co., Ltd.                       6,500           110,477
                                                                   ------------
                                                                        955,380
                                                                   ------------
Spain-0.4%
ACS, Actividades de Construcci"n y
  Servicios, SA                                         5,094            87,003
Banco Bilbao Vizcaya Argentaria, SA                    11,531           154,491
Inditex, SA(b)                                          7,170           165,455
Repsol YPF, SA(b)                                      12,900           268,023
Telef"nica, SA                                          7,336           104,967
                                                                   ------------
                                                                        779,939
                                                                   ------------
Sweden-0.4%
Sandvik AB                                              1,575            54,154
Svenska Cellulosa AB Cl.B                               7,000           264,097
Telefonaktiebolaget LM Ericsson Cl.B(b)               120,147           326,564
                                                                   ------------
                                                                        644,815
                                                                   ------------
Switzerland-1.3%
Alcon, Inc.                                             9,200           688,528
Credit Suisse Group(b)                                  6,700           210,036
Nestle, SA                                                541           128,399
Nobel Biocare Holding AG                                  716           101,452
Novartis AG                                             7,656           356,279
Roche Holdings AG                                       3,983           387,894
Swiss Re(b)                                             2,051           116,624
UBS AG                                                  4,806           324,458
                                                                   ------------
                                                                      2,313,670
                                                                   ------------
Taiwan-0.4%
Compal Electronics, Inc. (GDR)(a)(b)                   56,543           265,753
Hon Hai Precision Industry Co., Ltd. (GDR)(a)          11,677            82,908
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR)                                           45,675           344,846
                                                                   ------------
                                                                        693,507
                                                                   ------------
Thailand-0.0%
PTT Public Co., Ltd.                                   21,900            78,928
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 41

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
United Kingdom-3.2%
AstraZeneca PLC                                         7,528      $    347,773
Aviva PLC                                              23,300           224,058
BP PLC                                                 33,500           298,314
Capita Group PLC                                        5,534            31,742
Carnival PLC                                            7,298           352,623
Enterprise Inns PLC                                     8,463            83,809
George Wimpey PLC                                      16,200           122,666
GlaxoSmithKline PLC                                    12,500           255,436
GUS PLC                                                14,572           223,524
Hilton Group PLC                                       11,946            56,398
HSBC Holdings PLC                                      29,985           467,909
InterContinental Hotels Group PLC                       8,100            82,910
Legal & General Group PLC                              40,582            73,124
Persimmon PLC                                           6,000            72,603
Reckitt Benckiser PLC                                  10,009           263,970
RMC Group PLC                                          14,000           161,161
Royal & Sun Alliance Insurance Group PLC               49,100            62,995
Royal Bank of Scotland Group PLC                       15,986           447,154
Smith & Nephew PLC                                     21,429           193,493
Standard Chartered PLC                                 15,407           262,860
Taylor Woodrow PLC                                     21,700           107,351
Tesco PLC                                              87,726           421,883
Vodafone Group PLC                                    271,866           620,194
Whitbread PLC                                          12,400           182,790
Xstrata PLC                                            17,850           260,438
                                                                   ------------
                                                                      5,677,178
                                                                   ------------
Total Foreign Investments
  (cost $24,191,870)                                                 26,349,763
                                                                   ------------
Total Common & Preferred Stocks
  (cost $76,959,223)                                                 82,359,830
                                                                   ------------
Total Investments-99.8%
  (cost $169,992,535)                                               176,056,520
Other assets less liabilities-0.2%                                      384,046
                                                                   ------------
Net Assets-100%                                                    $176,440,566
                                                                   ============


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                        Value at
               Number of    Expiration     Original    August 31,   Unrealized
     Type      Contracts       Month         Value        2004     Depreciation
-------------------------------------------------------------------------------
Euro STOXX 50      4      September 2004    $132,800    $130,607     $(2,193)


42 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

INTEREST RATE SWAP TRANSACTIONS (see Note D)


                                                          Rate Type
                                               -----------------------------
                                                  Payments       Payments        Unrealized
    Swap            Notional      Termination     made by      received by     Appreciation/
Counterparty         Amount          Date       the Strategy   the Strategy    (Depreciation)
----------------------------------------------------------------------------------------------
  JP Morgan        $1,500,000       9/01/06         BMA*          2.173%          $  3,499
  JP Morgan         1,500,000       2/01/12        3.365%          BMA*            (14,816)
  Merrill Lynch     3,200,000       2/03/06         BMA*         85.10% of          11,111
                                                              1 month LIBOR#


*  BMA (Bond Market Association)

#  LIBOR (London Interbank Offered Rate)

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the aggregate market value of these securities amounted to $1,279,222 or 0.7% of net assets.

(b)  Non-income producing security.

(c)  U.S. Exchange listed.

Glossary of Terms:

ACA - American Capital Access Financial Guaranty Corporation
ADR - American Depositary Receipt
AMBAC - American Municipal Bond Assurance Corporation
AMT - Alternative Minimum Tax--(subject to)
CDD - Community Development District
COP - Certificate of Participation
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance Inc.
GABS - Grant Aniticipation Bonds
GDR - Global Depositary Receipt
GO - General Obligation
IDA - Industrial Development Authority
MBIA - Municipal Bond Investors Assurance
PCR - Pollution Control Revenue
pfd. - Preferred Stock
SCSDE - The South Carolina State Department of Education
SWDR - Solid Waste Disposal Revenue
XLCA - XL Capital Assurance Inc.

See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 43

WEALTH PRESERVATION STRATEGY
PORTFOLIO OF INVESTMENTS
August 31, 2004

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-68.4%

Alabama-1.9%
Jefferson County Sewer Revenue
  (Capital Improvement Warrants)
  Series 99A FGIC Prerefunded
  02/01/2009 @ 101
  5.00%, 2/01/33                                       $1,100      $  1,220,604
  5.00%, 2/01/41                                        1,000         1,113,070
                                                                   ------------
                                                                      2,333,674
                                                                   ------------
Alaska-0.9%
North Slope Boro (Capital Appreciation)
  Series 63A MBIA
  Zero coupon, 6/30/05                                  1,200         1,185,108
                                                                   ------------
Arizona-0.9%
Arizona State Transportation Board GANS
  Series 01 MBIA
  5.00%, 1/01/08                                        1,000         1,084,990
                                                                   ------------
Arkansas-1.0%
Arkansas State Development Finance Authority
  Exempt Facs Revenue Series 01
  2.85%, 8/01/21                                          210           210,109
Hot Springs Sales & Use Tax Series 01
  4.125%, 7/01/08                                         965         1,009,641
                                                                   ------------
                                                                      1,219,750
                                                                   ------------
California-4.6%
California Department of Transportation Revenue
  GABS Series 04A FGIC
  5.00%, 2/01/12                                        1,450         1,609,036
California Department of Water Resources
  Power Supply Revenue Series 02A MBIA-IBC
  5.50%, 5/01/10                                          325           367,679
California Economic Recovery Series 04A
  5.25%, 1/01/10                                          900         1,001,610
California GO Series 03
  4.00%, 2/01/08                                          455           477,022
  4.75%, 3/01/06                                          500           522,255
California Statewide Communities Development
  Authority Revenue (Kaiser Permanente)
  Series 04F
  2.30%, 4/01/33                                          240           238,157
Los Angeles County TRANS Series 04
  3.00%, 6/30/05                                        1,500         1,519,620
                                                                   ------------
                                                                      5,735,379
                                                                   ------------


44 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Connecticut-2.9%
Connecticut GO Series 03G
  5.00%, 3/15/10                                       $1,000      $  1,107,540
Connecticut State Development Authority
  PCR Series 96 AMBAC AMT
  3.35%, 5/01/31                                        1,300         1,314,703
Connecticut State Special Tax Obligation Revenue
  (Transportation Infrastructure)
  Series 95B FGIC
  Prerefunded 10/01/2004 @ 101
  5.625%, 10/01/14                                      1,240         1,256,827
                                                                   ------------
                                                                      3,679,070
                                                                   ------------
District of Columbia-1.9%
District of Columbia GO
  Series 93B-1 AMBAC
  5.50%, 6/01/07                                        1,000         1,089,060
  Series 03-A MBIA
  5.50%, 6/01/10                                        1,135         1,281,597
                                                                   ------------
                                                                      2,370,657
                                                                   ------------
Florida-6.0%
Broward County GO Series 03
  5.00%, 1/01/09                                        1,200         1,315,104
Dade County School District Series 94 MBIA
  5.00%, 8/01/12                                        1,000         1,112,560
Florida Board of Education Lottery Revenue
  Series 03A
  4.00%, 7/01/05                                        1,200         1,225,272
Florida Board of Education (Public Education)
  Series 03B
  5.00%, 6/01/09                                        1,000         1,102,360
Florida Department of Transportation
  (Right of Way) Series 03A
  3.00%, 7/01/05                                        1,100         1,113,970
Orlando Waste Water Systems Revenue
  Series 03A AMBAC
  2.00%, 10/01/04                                       1,600         1,600,944
                                                                   ------------
                                                                      7,470,210
                                                                   ------------
Illinois-2.7%
Chicago Illinois Series 93B AMBAC
  5.00%, 1/01/10                                        1,385         1,520,093
Cook County Community Consolidated
  School District No. 054 Series 03
  3.00%, 1/01/05                                        1,225         1,231,725
Winnebago & Boone Counties
  School District No. 205 Series 03
  2.27%, 10/28/04                                         630           630,630
                                                                   ------------
                                                                      3,382,448
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 45

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Indiana-1.2%
Indiana Transportation Finance Authority
  Highway Revenue Series 03A
  5.00%, 6/01/09                                       $1,000      $  1,098,150
Rockport PCR
  (Indiana Michigan Power Co. Project)
  Series 03C
  2.625%, 4/01/25                                         330           328,904
Whiting Environmental Facilties
  (BP Products Project)
  Series 02C
  1.39%, 7/01/34                                           90            90,000
                                                                   ------------
                                                                      1,517,054
                                                                   ------------
Kansas-0.6%
Burlington PCR
  (Kansas Gas & Electric Co. Project)
  Series 04B MBIA
  2.65%, 6/01/31                                          765           769,536
                                                                   ------------
Kentucky-0.9%
Kentucky Property & Buildings Community
  Revenue (Project No. 74) Series 02
  5.375%, 2/01/08                                         985         1,082,446
                                                                   ------------
Maine-0.6%
Maine State Housing Authority General Housing
  Revenue (Draw Down) Series 04A
  1.8429%, 1/01/10                                        800           800,000
                                                                   ------------
Maryland-0.2%
Tax Exempt Municipal Infrastructure Series 04A
  3.80%, 5/01/08(a)                                       300           304,191
                                                                   ------------
Massachusetts-2.6%
Massachusetts Development Finance Agency
  Resource Recovery Revenue
  Series 01A
  5.50%, 1/01/11                                        1,000         1,120,990
Massachusetts GO
  Series 03A
  5.375%, 8/01/08                                         800           885,488
  Series 00-B
  5.75%, 6/01/12                                        1,100         1,264,736
                                                                   ------------
                                                                      3,271,214
                                                                   ------------
Michigan-1.4%
Detroit Water Supply Systems Series 99A FGIC
  5.75%, 7/01/26                                        1,520         1,755,174
                                                                   ------------


46 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Minnesota-1.6%
Minneapolis School District No. 001 Series 97
  5.00%, 2/01/14                                       $1,000      $  1,044,370
Western Minnesota Municipal Power Agency
  Series 96A AMBAC
  6.25%, 1/01/05                                          900           914,562
                                                                   ------------
                                                                      1,958,932
                                                                   ------------
Nevada-1.0%
Carson City School District Series 04 FSA
  5.00%, 4/01/06                                        1,100         1,156,265
Clark County PCR Series 00C AMT
  3.25%, 6/01/31                                          170           166,784
                                                                   ------------
                                                                      1,323,049
                                                                   ------------
New Hampshire-0.3%
New Hampshire Business Finance Authority PCR
  Series 97A AMT
  2.05%, 7/01/27                                          340           340,663
                                                                   ------------
New Jersey-4.4%
Monmouth County GO Series 04A
  4.00%, 1/15/06                                        1,200         1,239,252
New Jersey Educational Facilities Authority
  (Princeton University) Series 03D
  5.00%, 7/01/07                                          770           832,740
New Jersey State Transportation Authority
  Series 95B MBIA
  6.00%, 6/15/05                                          425           440,168
New Jersey TANS Series 04A
  3.00%, 6/24/05                                        1,665         1,684,647
New Jersey Transportation Trust Fund Authority
  (Transportation Systems) Series 95B MBIA
  Prerefunded 06/15/2005 @ 102
  5.75%, 6/15/13                                        1,100         1,159,334
Tobacco Settlement Financing Corp. NJ
  Series 02
  5.75%, 6/01/32                                          140           126,725
                                                                   ------------
                                                                      5,482,866
                                                                   ------------
New Mexico-0.1%
Farmington PCR
  (San Juan Project)
  Series 03B
  2.10%, 4/01/33                                          170           169,006
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 47

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York-2.9%
New York City GO
  Series 04B
  5.00%, 8/01/10                                       $  175      $    191,126
  Series 04G
  5.00%, 8/01/12                                          685           747,171
New York State Dormitory Authority Revenues
  Series 97A MBIA-IBC
  Prerefunded 2/15/07@102
  5.75%, 8/15/22                                          400           444,328
New York Thruway Authority Service
  Contract Revenue (Local Highway & Bridge)
  Series 63A
  5.00%, 3/15/09                                          585           638,177
New York Tobacco Settlement Financing Corp.
  Series 03A-1
  4.00%, 6/01/06                                          860           887,073
  Series 03C-1
  5.25%, 6/01/13                                          650           691,437
                                                                   ------------
                                                                      3,599,312
                                                                   ------------
North Carolina-2.3%
Forsyth County GO (Public Improvement)
  Series 03B
  5.00%, 3/01/10                                        1,400         1,552,586
North Carolina GO Series 03D
  4.50%, 2/01/07                                        1,000         1,060,000
North Carolina Municipal Power Agency No. 1
  Catawba Electric Revenue Series 93 ACA
  5.50%, 1/01/10                                          300           329,922
                                                                   ------------
                                                                      2,942,508
                                                                   ------------
Ohio-3.2%
Cleveland Municipal School District
  Series 04 FSA
  5.25%, 12/01/19                                         585           643,757
Columbus GO
  Series 04-2
  5.50%, 7/01/08                                        1,510         1,680,162
Franklin County GO
  Series 03
  5.00%, 6/01/05                                        1,500         1,539,600
Water Development Authority Pollution Control
  Facilities Revenue Series 00
  2.20%, 4/01/24                                          160           159,981
                                                                   ------------
                                                                      4,023,500
                                                                   ------------
Oregon-1.0%
Oregon GO TANS
  2.25%, 11/15/04                                       1,285         1,287,570
                                                                   ------------


48 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Pennsylvania-1.8%
Beaver County IDA PCR
  (Cleveland Electric Project)
  Series 98
  3.75%, 10/01/30                                      $  160      $    159,115
Pennsylvania Higher Educational Facilities
  Authority Health Services Revenue
  (University of Pennsylvania)
  Series 96B
  5.10%, 1/01/05                                        1,035         1,046,178
Philadelphia Municipal Authority Revenue
  Series 03A, FSA
  4.00%, 5/15/05                                        1,000         1,017,890
                                                                   ------------
                                                                      2,223,183
                                                                   ------------
Rhode Island-1.0%
Rhode Island Economic Development Corp.
  (Apartment Revenue) Series 03A AMT
  4.00%, 7/01/05                                        1,005         1,024,738
Rhode Island Housing & Mortgage Finance Corp.
  (Homeowner Opportunity Notes)
  Series 02-41-C AMT
  3.375%, 11/01/05                                        295           299,354
                                                                   ------------
                                                                      1,324,092
                                                                   ------------
South Carolina-4.1%
Florence County Solid Waste Disposal &
  Waste Water Treatment
  (Roche Carolina, Inc.)
  Series 97
  1.40%, 4/01/27                                        1,190         1,190,000
Orangeburg Projects Corp. Capital Projects
  Sales & Use Tax Revenue Series 02 MBIA
  4.50%, 4/01/05                                        1,000         1,018,350
Richland County School District No. 001
  Series 03 FSA SCSDE
  4.75%, 3/01/09                                          855           931,052
South Carolina School Facilities Series 02A
  4.00%, 1/01/07                                          750           785,685
York County School District No. 003
  (Rock Hill School District)
  Series 03 SCSDE
  5.00%, 3/01/10                                        1,050         1,159,379
                                                                   ------------
                                                                      5,084,466
                                                                   ------------
Tennessee-0.8%
Hamilton County GO Series 04
  5.00%, 1/01/06                                          940           981,924
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 49

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Texas-7.0%
Brazos River Authority PCR (Electric Co.)
  Series 95B AMT
  5.05%, 6/01/30                                       $  310      $    318,162
Carrollton Farmers Branch Independent
  School District
  5.00%, 2/15/09                                        1,325         1,450,888
El Paso Airport Revenue
  (El Paso International Airport)
  Series 03 FSA AMT
  4.00%, 8/15/05                                        1,000         1,021,860
Gulf Coast Waste Disposal Authority Series 03D
  3.20%, 4/01/12                                          290           290,412
North Texas Thruway Authority Dallas
  North Thruway Systems Revenue Series 03C
  5.00%, 1/01/07                                          740           788,485
San Antonio Electric & Gas
  Series 01
  5.00%, 2/01/07                                        2,300         2,455,986
  Series 95
  5.375%, 2/01/18                                       1,100         1,168,607
Texas Public Finance Authority Revenue
  (Unemployment Compensation Assessment)
  Series 03A FSA
  5.00%, 6/15/08                                        1,160         1,264,458
                                                                   ------------
                                                                      8,758,858
                                                                   ------------
Utah-0.8%
Box Elder County School District Series 01
  5.00%, 6/15/05                                        1,000         1,027,930
                                                                   ------------
Virginia-3.3%
Virginia Beach GO Series 02
  5.00%, 3/01/06                                        1,220         1,280,646
Virginia College Building Authority
  5.00%, 2/01/07                                        1,500         1,605,390
Virginia Transportation Board (Northern Virginia
  Transportation PG Project) Series 02A
  3.00%, 5/15/05                                        1,200         1,213,308
                                                                   ------------
                                                                      4,099,344
                                                                   ------------
Washington-2.5%
Seattle Municipal Light & Power Revenue
  Series 01
  5.50%, 3/01/08                                        1,000         1,101,900
  6.00%, 11/01/04                                       1,100         1,108,261
Washington Public Power Supply System
  (Nuclear Project No. 2) Series 98A
  5.75%, 7/01/09                                          860           970,218
                                                                   ------------
                                                                      3,180,379
                                                                   ------------
Total Municipal Bonds
  (cost $85,268,857)                                                 85,768,483
                                                                   ------------


50 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-29.4%

United States Investments-20.0%
Finance-5.1%
Banking-2.5%
Bank of America Corp.                                   7,952      $    357,681
Citigroup, Inc.                                        20,150           938,587
Fannie Mae                                              3,300           245,685
Freddie Mac                                             2,000           134,240
Golden West Financial Corp.                             1,700           183,991
J.P. Morgan Chase & Co.                                16,600           657,028
National City Corp.                                     6,300           238,077
SunTrust Banks, Inc.                                    2,500           170,250
Wachovia Corp.                                          3,500           164,185
                                                                   ------------
                                                                      3,089,724
                                                                   ------------
Financial Services-0.7%
Lehman Brothers Holdings, Inc.                          2,200           162,558
MBNA Corp.                                             14,320           345,685
Merrill Lynch & Co., Inc.                               2,600           132,782
The Goldman Sachs Group, Inc.                           2,550           228,607
                                                                   ------------
                                                                        869,632
                                                                   ------------
Insurance-1.9%
American International Group, Inc.                      8,550           609,102
Anthem, Inc.(b)                                         1,650           134,046
Jefferson-Pilot Corp.                                   5,500           263,450
MetLife, Inc.                                           5,100           189,975
The Chubb Corp.                                         3,600           244,836
The Hartford Financial Services Group, Inc.             1,200            73,392
The Progressive Corp.                                   3,850           309,155
The St. Paul Travelers Cos., Inc.                       2,036            70,629
UnitedHealth Group, Inc.                                6,300           416,619
XL Capital, Ltd. Cl.A                                   1,300            91,260
                                                                   ------------
                                                                      2,402,464
                                                                   ------------
                                                                      6,361,820
                                                                   ------------
Technology-4.1%
Data Processing-2.1%
Arrow Electronics, Inc.(b)                              3,500            75,740
Avnet, Inc.(b)                                          9,300           147,684
Dell, Inc.(b)                                          17,350           604,474
Electronic Arts, Inc.(b)                                8,050           400,729
EMC Corp.(b)                                           12,400           133,548
Hewlett-Packard Co.                                    24,600           440,094
Ingram Micro, Inc.(b)                                   1,000            14,820
Microsoft Corp.                                        19,700           537,810
Solectron Corp.(b)                                     30,725           158,541
Tech Data Corp.(b)                                      1,400            52,724
                                                                   ------------
                                                                      2,566,164
                                                                   ------------
Electrical & Electronics-1.3%
ADC Telecommunications, Inc.(b)                        20,900            44,726


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 51

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Broadcom Corp. Cl.A(b)                                  6,000      $    162,840
Cisco Systems, Inc.(b)                                 16,500           309,540
Corning, Inc.(b)                                       38,800           392,656
Juniper Networks, Inc.(b)                              14,800           338,772
QUALCOMM, Inc.                                          8,000           304,400
Tellabs, Inc.(b)                                        8,700            78,909
                                                                   ------------
                                                                      1,631,843
                                                                   ------------
Electronic Components & Instruments-0.7%
Applied Materials, Inc.(b)                             10,500           166,845
Intel Corp.                                            17,550           373,640
Maxim Integrated Products, Inc.                         3,700           160,691
Symantec Corp.(b)                                       4,550           218,218
                                                                   ------------
                                                                        919,394
                                                                   ------------
                                                                      5,117,401
                                                                   ------------
Consumer Cyclical-3.2%
Broadcasting & Publishing-1.1%
Comcast Corp. Cl.A Special(b)                           7,200           199,800
The E.W. Scripps Co. Cl.A                               2,500           255,775
Time Warner, Inc.(b)                                   14,200           232,170
Viacom, Inc. Cl.B                                       6,200           206,522
Yahoo!, Inc.(b)                                        17,600           501,776
                                                                   ------------
                                                                      1,396,043
                                                                   ------------
Business & Public Services-0.1%
The Interpublic Group of Cos., Inc.(b)                  8,000            84,400
                                                                   ------------
Leisure & Tourism-0.1%
Starbucks Corp.(b)                                      3,250           140,530
                                                                   ------------
Merchandising-1.6%
Amazon.com, Inc.(b)                                     5,400           205,956
Bed Bath & Beyond, Inc.(b)                              5,000           187,100
eBay, Inc.(b)                                           5,750           497,605
Lowe's Cos., Inc.                                       8,650           429,905
Office Depot, Inc.(b)                                   9,200           147,292
Target Corp.                                            3,450           153,801
The May Department Stores Co.                           5,300           129,903
Wal-Mart Stores, Inc.                                   6,400           337,088
                                                                   ------------
                                                                      2,088,650
                                                                   ------------
Textiles & Apparel-0.3%
Jones Apparel Group, Inc.                               4,400           157,036
V. F. Corp.                                             3,700           182,558
                                                                   ------------
                                                                        339,594
                                                                   ------------
                                                                      4,049,217
                                                                   ------------


52 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Medical-2.0%
Health & Personal Care-2.0%
Amgen, Inc.(b)                                          7,300      $    432,817
Avon Products, Inc.                                     6,150           271,707
Boston Scientific Corp.(b)                              9,300           332,289
Forest Laboratories, Inc.(b)                            3,950           181,107
Johnson & Johnson                                         800            46,480
Medco Health Solutions, Inc.(b)                         1,300            40,599
Medtronic, Inc.                                         2,000            99,500
Merck & Co., Inc.                                       1,300            58,461
Pfizer, Inc.                                           19,640           641,639
St. Jude Medical, Inc.(b)                               4,000           269,000
Wyeth                                                   1,000            36,570
Zimmer Holdings, Inc.(b)                                1,600           114,080
                                                                   ------------
                                                                      2,524,249
                                                                   ------------
Capital Equipment-1.6%
Aerospace & Defense-0.2%
Goodrich Corp.                                          3,800           120,688
The Boeing Co.                                          1,800            93,996
                                                                   ------------
                                                                        214,684
                                                                   ------------
Automobiles-0.1%
BorgWarner, Inc.                                        2,000            89,480
Lear Corp.                                              1,200            64,656
                                                                   ------------
                                                                        154,136
                                                                   ------------
Industrial Components-0.2%
Eaton Corp.                                             3,200           193,120
                                                                   ------------
Multi-Industry-1.1%
Cooper Industries, Ltd. Cl.A                            3,900           215,358
General Electric Co.                                   28,000           918,120
Textron, Inc.                                           4,400           279,356
                                                                   ------------
                                                                      1,412,834
                                                                   ------------
                                                                      1,974,774
                                                                   ------------
Consumer Staples-1.1%
Beverages & Tobacco-0.4%
Altria Group, Inc.                                      3,700           181,115
Anheuser-Busch Cos., Inc.                               2,000           105,600
PepsiCo, Inc.                                           1,500            75,000
The Coca-Cola Co.                                       2,600           116,246
                                                                   ------------
                                                                        477,961
                                                                   ------------
Food & Household Products-0.7%
Safeway, Inc.(b)                                        8,100           163,620
SUPERVALU, Inc.                                         5,500           144,980
The Kroger Co.(b)                                      10,300           170,259
The Procter & Gamble Co.                                7,250           405,783
                                                                   ------------
                                                                        884,642
                                                                   ------------
                                                                      1,362,603
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 53

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Energy-1.0%
Energy Sources-1.0%
ChevronTexaco Corp.                                     4,600      $    448,500
ConocoPhillips                                          4,900           364,707
Occidental Petroleum Corp.                              7,200           371,880
Valero Energy Corp.                                     1,500            99,045
                                                                   ------------
                                                                      1,284,132
                                                                   ------------
Utilities-1.0%
Electric & Gas-1.0%
American Electric Power Co., Inc.                       8,700           284,751
Constellation Energy Group, Inc.                        6,900           283,590
Entergy Corp.                                           3,700           223,110
FirstEnergy Corp.                                       6,200           249,488
Wisconsin Energy Corp.                                  4,900           160,475
                                                                   ------------
                                                                      1,201,414
                                                                   ------------
Transportation-0.5%
Transportation - Road & Rail-0.5%
Burlington Northern Santa Fe Corp.                      3,700           132,460
CSX Corp.                                               1,600            50,528
Norfolk Southern Corp.                                 15,300           434,520
                                                                   ------------
                                                                        617,508
                                                                   ------------
Industrial Commodities-0.3%
Forest & Paper-0.3%
Georgia-Pacific Corp.                                  10,500           356,790
Smurfit-Stone Container Corp.(b)                        3,400            60,316
                                                                   ------------
                                                                        417,106
                                                                   ------------
Telecommunications-0.1%
Telecommunications-0.1%
Sprint Corp.                                            6,700           131,856
                                                                   ------------
Total United States Investments
  (cost $22,963,914)                                                 25,042,080
                                                                   ------------
Foreign Investments-9.4%
Australia-0.1%
Rinker Group, Ltd.                                      5,629            34,841
The News Corp., Ltd                                     4,086            31,934
                                                                   ------------
                                                                         66,775
                                                                   ------------
Belgium-0.1%
Delhaize Group                                          2,300           129,783
                                                                   ------------
Bermuda-0.1%
Marvell Technology Group, Ltd.(b)                       3,200            73,984
                                                                   ------------
Brazil-0.1%
Petroleo Brasileiro, SA (ADR)                           3,100            86,459
Votorantim Celulose e Papel, SA (ADR)                   1,300            45,669
                                                                   ------------
                                                                        132,128
                                                                   ------------


54 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Canada-0.4%
Alcan, Inc.                                             2,800      $    121,479
Bank of Nova Scotia                                     5,300           144,816
Magna International, Inc. Cl.A                            500            37,341
Manulife Financial Corp.(c)                             2,700           111,748
Manulife Financial Corp.                                3,674           152,214
                                                                   ------------
                                                                        567,598
                                                                   ------------
China-0.0%
China Petroleum & Chemical Corp. Cl.H                 146,000            57,354
                                                                   ------------
France-1.3%
Alcatel, SA(b)                                          3,778            44,576
Arcelor                                                12,840           220,366
Assurances Generales de France(b)                       2,600           149,406
BNP Paribas, SA                                         4,562           278,164
Credit Agricole, SA(b)                                  1,800            45,624
Essilor International, SA                                 801            49,286
Groupe Danone(b)                                          594            47,753
L'Oreal, SA(b)                                          1,138            76,126
LVMH Moet Hennessy Louis Vuitton, SA                    1,575           101,448
Renault, SA(b)                                          1,500           121,009
Sanofi-Aventis(b)                                       1,187            84,639
Sanofi-Synthelabo, SA                                   1,575           112,256
Schneider Electric, SA(b)                               1,069            67,338
Societe Generale(b)                                     1,100            94,617
Total, SA                                                 783           153,578
                                                                   ------------
                                                                      1,646,186
                                                                   ------------
Germany-0.5%
Altana AG(b)                                            1,067            58,331
Continental AG                                          3,500           182,611
HeidelbergCement AG                                     1,400            61,729
MAN AG(b)                                               1,700            58,038
Porsche AG pfd.                                           126            77,077
SAP AG                                                  1,048           153,682
                                                                   ------------
                                                                        591,468
                                                                   ------------
Hong Kong-0.1%
Esprit Holdings, Ltd.                                  20,000            96,736
                                                                   ------------
Hungary-0.1%
MOL Magyar Olaj-es Gazipari Rt. (GDR)(a)                1,710            74,128
                                                                   ------------
Ireland-0.2%
Allied Irish Banks PLC                                  1,781            28,103
CRH PLC                                                 5,389           123,304
Depfa Bank PLC                                          4,900            65,014
                                                                   ------------
                                                                        216,421
                                                                   ------------
Israel-0.2%
Bank Hapoalim, Ltd.                                    22,100            59,966
Teva Pharmaceutical Industries, Ltd. (ADR)              5,150           140,338
                                                                   ------------
                                                                        200,304
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 55

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Italy-0.2%
Eni SpA(b)                                              9,558      $    196,858
                                                                   ------------
Japan-1.8%
Aiful, Corp.                                            1,150           116,022
Bridgestone Corp.                                       4,000            76,502
Canon, Inc.                                             7,600           365,792
Denso Corp.                                             4,600           113,999
Eisai Co., Ltd.                                         3,100            89,120
Funai Electric Co., Ltd.                                  300            42,128
Honda Motor Co., Ltd.                                   3,300           165,525
Hoya Corp.                                              1,500           145,724
Ito-Yokado Co., Ltd.                                    1,000            37,253
JFE Holdings, Inc.                                      4,000           109,984
KDDI Corp.                                                 11            53,348
Keyence Corp.                                             400            82,716
Mitsubishi Corp.                                       11,000           114,725
Mitsubishi Tokyo Financial Group, Inc.                      6            54,521
Nissan Motor Co., Ltd.                                 10,000           109,661
Nitto Denko Corp.                                       1,800            79,633
Promise Co., Ltd.                                       1,850           118,444
Ricoh Co., Ltd.                                         6,000           118,793
Sumitomo Mitsui Financial Group, Inc.                      24           146,251
UFJ Holdings, Inc.(b)                                      28           142,273
                                                                   ------------
                                                                      2,282,414
                                                                   ------------
Mexico-0.1%
America Movil SA de CV (ADR)                            2,000            68,500
Grupo Televisa, SA (ADR)                                  200             9,626
                                                                   ------------
                                                                         78,126
                                                                   ------------
Netherlands-0.2%
DSM NV                                                    800            39,108
ING Groep NV                                            7,200           176,794
                                                                   ------------
                                                                        215,902
                                                                   ------------
Panama-0.1%
Carnival Corp.                                          3,000           137,370
                                                                   ------------
Russia-0.0%
Mobile Telesystems (ADR)                                  200            25,872
                                                                   ------------
Singapore-0.1%
Flextronics International, Ltd.(b)                      3,000            37,230
Singapore Telecommunications, Ltd.(b)                  88,000           117,930
                                                                   ------------
                                                                        155,160
                                                                   ------------


56 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
South Korea-0.3%
Hyundai Motor Co., Ltd.                                 1,600      $     69,651
Kookmin Bank(b)                                         1,400            44,833
POSCO                                                     900           129,077
Samsung Electronics Co., Ltd. (GDR)(a)                    401            77,694
Shinhan Financial Group Co., Ltd.                       3,300            56,088
                                                                   ------------
                                                                        377,343
                                                                   ------------
Spain-0.2%
Banco Bilbao Vizcaya Argentaria, SA                     6,088            81,566
Inditex, SA(b)                                          3,084            71,166
Repsol YPF, SA(b)                                       5,600           116,351
Telef"nica, SA                                          1,652            23,638
                                                                   ------------
                                                                        292,721
                                                                   ------------
Sweden-0.2%
Sandvik AB                                                942            32,389
Svenska Cellulosa AB Cl.B                               2,900           109,412
Telefonaktiebolaget LM Ericsson Cl.B(b)                54,382           147,812
                                                                   ------------
                                                                        289,613
                                                                   ------------
Switzerland-0.8%
Alcon, Inc.                                             4,100           306,844
Credit Suisse Group(b)                                  3,300           103,451
Nestle, SA                                                231            54,825
Nobel Biocare Holding AG                                  292            41,374
Novartis AG                                             4,012           186,702
Roche Holdings AG                                       1,765           171,889
Swiss Re(b)                                               869            49,413
UBS AG                                                  1,998           134,887
                                                                   ------------
                                                                      1,049,385
                                                                   ------------
Taiwan-0.2%
Compal Electronics, Inc. (GDR)(a)(b)                   25,239           118,625
Hon Hai Precision Industry Co., Ltd. (GDR)(a)           4,404            31,272
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR)                                           18,743           141,509
                                                                   ------------
                                                                        291,406
                                                                   ------------
Thailand-0.0%
PTT Public Co., Ltd.                                   10,300            37,122
                                                                   ------------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 57

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
United Kingdom-2.0%
AstraZeneca PLC                                         2,957      $    136,605
Aviva PLC                                              12,400           119,241
BP PLC                                                 14,900           132,683
Capita Group PLC                                        2,474            14,191
Carnival PLC                                            3,221           155,631
Enterprise Inns PLC                                     3,490            34,562
George Wimpey PLC                                       5,800            43,917
GlaxoSmithKline PLC                                     5,600           114,435
GUS PLC                                                 5,657            86,774
HSBC Holdings PLC                                      11,376           177,520
Legal & General Group PLC                              17,448            31,439
Persimmon PLC                                           3,800            45,982
Reckitt Benckiser PLC                                   5,565           146,767
RMC Group PLC                                           9,900           113,964
Royal Bank of Scotland Group PLC                        7,053           197,284
Smith & Nephew PLC                                      9,106            82,223
Standard Chartered PLC                                  9,205           157,047
Tesco PLC                                              35,086           168,732
Vodafone Group PLC                                    116,827           266,511
Whitbread PLC                                           6,200            91,395
Xstrata PLC                                            10,000           145,904
                                                                   ------------
                                                                      2,462,807
                                                                   ------------
Total Foreign Investments
  (cost $10,566,058)                                                 11,744,964
                                                                   ------------
Total Common & Preferred Stocks
  (cost $33,529,972)                                                 36,787,044
                                                                   ------------
Total Investments-97.8%
  (cost $118,798,829)                                               122,555,527
Other assets less liabilities-2.2%                                    2,743,246
                                                                   ------------
Net Assets-100%                                                    $125,298,773
                                                                   ============


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                         Value at
                  Number      Expiration     Original   August 31,   Unrealized
    Type      of Contracts      Month         Value       2004     Depreciation
-------------------------------------------------------------------------------
Euro STOXX 50       4       September 2004   $135,134    $130,607     $(4,527)


58 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

INTEREST RATE SWAP TRANSACTIONS (see Note D)


                                                           Rate Type
                                                -----------------------------
                                                   Payments       Payments        Unrealized
     Swap            Notional      Termination     made by       received by     Appreciation/
 Counterparty        Amount           Date      the Strategy    the Strategy    (Depreciation)
----------------------------------------------------------------------------------------------
  JP Morgan        $ 1,450,000       9/01/06         BMA*          2.173%          $  3,383
  JP Morgan          1,450,000       2/01/12        3.365%          BMA*            (14,322)
Merrill Lynch        3,400,000       2/03/06         BMA*         85.10% of          11,805
                                                               1 month LIBOR#


*  BMA (Bond Market Association)

#  LIBOR (London Interbank Offered Rate)

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the aggregate market value of these securities amounted to $605,910 or 0.5% of net assets.

(b)  Non-income producing security.

(c)  U.S. Exchange listed.

Glossary of Terms:

ACA - American Capital Access Financial Guaranty Corporation
ADR - American Depositary Receipt
AMBAC - American Municipal Bond Assurance Corporation
AMT - Alternative Minimum Tax--(subject to)
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance Inc.
GABS - Grant Anticipation Bonds
GANS - Grant Anticipation Notes
GDR - Global Depositary Receipt
GO - General Obligation
IBC - International Bancshares Corporation
IDA - Industrial Development Authority
MBIA - Municipal Bond Investors Assurance
PCR - Pollution Control Revenue
pfd. - Preferred Stock
SCSDE - The South Carolina State Department of Education
TANS - Tax Anticipation Notes
TRANS - Tax and Revenue Anticipation Notes

See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 59

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

                                         Wealth       Balanced        Wealth
                                     Appreciation      Wealth      Preservation
                                       Strategy       Strategy       Strategy
                                     ============   ============   ============
ASSETS
Investments in securities,
  at value (cost $58,139,743,
  $169,992,535 and $118,798,829
  respectively)                      $ 59,821,170   $176,056,520   $122,555,527
Cash                                          178        187,071        557,608
Foreign cash, at value
  (cost $268,244, $201,789 and
  $137,895, respectively)(a)              269,590        203,308        139,154
Receivable for shares of beneficial
  interest sold                           496,647        654,557      1,454,327
Dividends and interest receivable          91,156      1,015,944        925,392
Receivable due from Adviser                    -0-         4,785             -0-
Receivable for investments sold                -0-        32,621        260,336
Unrealized appreciation of swap
  contracts                                    -0-        14,610         15,188
Other assets                                  794             -0-            -0-
                                     ------------   ------------   ------------
Total assets                           60,679,535    178,169,416    125,907,532
                                     ------------   ------------   ------------
LIABILITIES
Payable for shares of beneficial
  interest redeemed                       272,733        345,690        329,775
Advisory fee payable                       35,084             -0-         9,844
Transfer Agent fee payable                  5,381         33,726         20,647
Distribution fee payable                   31,046         87,082         71,319
Payable for investments
  purchased                                 4,023      1,054,121          2,546
Payable for variation margin on
  futures contracts                         1,546          1,085          1,110
Unrealized depreciation of swap
  contracts                                    -0-        14,816         14,322
Foreign capital gains taxes                    -0-         5,093          2,395
Accrued expenses                           88,847        187,237        156,801
                                     ------------   ------------   ------------
Total liabilities                         438,660      1,728,850        608,759
                                     ------------   ------------   ------------
Net Assets                           $ 60,240,875   $176,440,566   $125,298,773
                                     ============   ============   ============
COMPOSITION OF NET ASSETS
Shares of beneficial interest,
  at par                             $         56   $        166   $        116
Additional paid-in capital             58,845,551    201,253,949    125,949,276
Undistributed net investment
  income                                   28,303        136,441          2,745
Accumulated net realized loss on
  investment and foreign currency
  transactions                           (319,656)   (31,007,461)    (4,398,804)
Net unrealized appreciation
  of investments and foreign
  currency denominated assets
  and liabilities(b)                    1,686,621      6,057,471      3,745,440
                                     ------------   ------------   ------------
                                     $ 60,240,875   $176,440,566   $125,298,773
                                     ============   ============   ============


60 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

                                        Wealth        Balanced        Wealth
                                     Appreciation      Wealth      Preservation
                                       Strategy       Strategy       Strategy
                                     ============   ============   ============
CALCULATION OF MAXIMUM
OFFERING PRICE
Class A Shares
Net asset value and redemption price
  per share ($29,431,465 / 2,732,607,
  $97,551,293 / 9,192,825 and
  $55,937,155 / 5,250,295 shares
  of beneficial interest issued and
  outstanding, respectively)               $10.77         $10.61         $10.65
Sales charge--4.25% of public
  offering price                              .48            .47            .47
                                           ------         ------         ------
Maximum offering price                     $11.25         $11.08         $11.12
                                           ======         ======         ======
Class B Shares
Net asset value and offering price per
  share ($14,480,699 / 1,352,330,
  $50,134,790 / 4,720,740 and
  $46,780,893 / 4,303,508 shares
  of beneficial interest issued and
  outstanding, respectively)               $10.71         $10.62         $10.87
                                           ======         ======         ======
Class C Shares
Net asset value and offering price per
  share ($14,557,661 / 1,359,204,
  $26,766,275 / 2,515,759 and
  $22,283,842 / 2,047,609 shares
  of beneficial interest issued and
  outstanding, respectively)               $10.71         $10.64         $10.88
                                           ======         ======         ======
Advisor Class Shares
Net asset value, redemption and
  offering price per share
  ($1,771,050 / 163,961,
  $1,988,208 / 187,252 and
  $296,883 / 27,812 shares of
  beneficial interest issued and
  outstanding, respectively)               $10.80         $10.62         $10.67
                                           ======         ======         ======


(a) The amounts of U.S. $18,275, $12,184 and $12,184 respectively, have been segregated as collateral for the financial futures contracts outstanding at August 31, 2004.

(b) Net of accrued foreign capital gains taxes of $0, $5,093 and $2,395, respectively.

See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 61

STATEMENT OF OPERATIONS
Period Ended August 31, 2004

                                        Wealth        Balanced        Wealth
                                     Appreciation      Wealth      Preservation
                                      Strategy(a)     Strategy       Strategy
                                     ============   ============   ============
INVESTMENT INCOME
Interest                             $     13,620   $  1,894,081   $  1,567,961
Dividends (net of foreign taxes
  withheld of $38,334, $58,797
  and $27,769, respectively)              670,445      1,038,412        502,946
                                     ------------   ------------   ------------
Total income                              684,065      2,932,493      2,070,907
                                     ------------   ------------   ------------
EXPENSES
Advisory fee                              401,841        989,778        778,029
Distribution fee--Class A                  47,404        215,775        125,404
Distribution fee--Class B                  74,206        426,943        471,073
Distribution fee--Class C                  78,421        161,014        147,035
Custodian                                 230,180        265,099        225,350
Amortization of offering expenses          94,936             -0-            -0-
Audit                                      57,663         59,878         58,270
Registration                               44,119         77,942         67,181
Transfer agency                            34,634        360,356        236,407
Trustees' fees                             21,919         31,557         30,983
Printing                                   15,958        134,494        107,783
Legal                                       3,295         56,150         42,579
Miscellaneous                               4,971         23,035         10,459
                                     ------------   ------------   ------------
Total expenses                          1,109,547      2,802,021      2,300,553
Less: expenses waived and reimbursed
  by the Adviser and the Transfer
  Agent (see Note B)                     (368,085)      (658,741)      (484,715)
Less: expense offset arrangement
  (see Note B)                                 (2)           (26)           (18)
                                     ------------   ------------   ------------
Net expenses                              741,460      2,143,254      1,815,820
                                     ------------   ------------   ------------
Net investment income gain (loss)         (57,395)       789,239        255,087
                                     ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions(b)             (371,254)     4,886,192      3,347,401
  Futures contracts                        51,016        (19,828)       (14,906)
  Swap contracts                               -0-        (6,649)        (5,924)
  Foreign currency transactions            23,859        (52,602)       (48,600)
Net change in unrealized
  appreciation/depreciation of:
  Investments(c)                        1,681,427        (32,802)      (373,395)
  Futures contracts                         3,984         (2,193)        (4,527)
  Swap contracts                               -0-          (206)           866
  Foreign currency denominated
    assets and liabilities                  1,210           (387)           425
                                     ------------   ------------   ------------
Net gain on investment and foreign
  currency transactions                 1,390,242      4,771,525      2,901,340
                                     ------------   ------------   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                         $  1,332,847   $  5,560,764   $  3,156,427
                                     ============   ============   ============


(a)  Commenced operations on September 2, 2003.

(b) Net of foreign capital gains taxes of $582, $5,859 and $2,962, respectively.

(c) Net of accrued foreign capital gains taxes of $0, $5,093, and $2,395, respectively.


62 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Wealth
                                                                 Appreciation
                                                                    Strategy
                                                                 =============
                                                                  September 2,
                                                                   2003(a) to
                                                                   August 31,
                                                                      2004
                                                                 =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss                                              $     (57,395)
Net realized loss on investment and foreign currency
  transactions                                                        (296,379)
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets
  and liabilities                                                    1,686,621
                                                                 -------------
Net increase in net assets from operations                           1,332,847

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                                               (4,774)
  Advisor Class                                                        (14,194)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase                                                        58,926,996
                                                                 -------------
Total increase                                                      60,240,875

NET ASSETS
Beginning of period                                                          0
                                                                 -------------
End of period (including undistributed net investment
  income of $28,303)                                             $  60,240,875
                                                                 =============


(a)  Commencement of operations.

See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 63

                                              Balanced Wealth Strategy
                                     ==========================================
                                                     May 1, 2003
                                      Year Ended         to         Year Ended
                                      August 31,     August 31,      April 30,
                                         2004           2003*          2003
                                     ============   ============   ============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income gain (loss)    $    789,239   $    (70,101)  $    211,853
Net realized gain (loss) on
  investment and foreign currency
  transactions                          4,807,113        242,682    (12,852,032)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets
  and liabilities                         (35,588)     5,164,682      3,763,515
                                     ------------   ------------   ------------
Net increase (decrease) in net
  assets from operations                5,560,764      5,337,263     (8,876,664)

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                (503,970)            -0-      (560,154)
  Class B                                 (64,941)            -0-      (110,451)
  Class C                                 (30,315)            -0-       (20,142)
  Advisor Class                           (12,379)            -0-            -0-

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase(decrease)                 87,477,388     (2,858,121)   (20,117,524)
                                     ------------   ------------   ------------
Total increase (decrease)              92,426,547      2,479,142    (29,684,935)

NET ASSETS
Beginning of period                    84,014,019     81,534,877    111,219,812
                                     ------------   ------------   ------------
End of period (including
  undistributed/(distributions in
  excess of) net investment income
  of $136,441, ($109,678) and
  ($95,654), respectively)           $176,440,566   $ 84,014,019   $ 81,534,877
                                     ============   ============   ============


*  The Strategy changed its fiscal year end from April 30 to August 31.

See notes to financial statements.


64 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

                                            Wealth Preservation Strategy
                                     ==========================================
                                                     May 1, 2003
                                      Year Ended         to         Year Ended
                                      August 31,     August 31,      April 30,
                                         2004           2003*          2003
                                     ============   ============   ============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                $    255,087   $    366,885   $  1,595,971
Net realized gain (loss) on
  investment and foreign currency
  transactions                          3,277,971        685,404     (1,264,087)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign
  currency denominated assets
  and liabilities                        (376,631)       968,449      2,269,710
                                     ------------   ------------   ------------
Net increase in net assets
  from operations                       3,156,427      2,020,738      2,601,594

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                (151,813)      (250,888)      (939,200)
  Class B                                 (37,874)      (234,262)      (901,823)
  Class C                                 (13,337)       (43,315)      (159,161)
  Advisor Class                              (512)            -0-            -0-

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
Net increase                           28,198,786        967,990      9,778,085
                                     ------------   ------------   ------------
Total increase                         31,151,677      2,460,263     10,379,495

NET ASSETS
Beginning of period                    94,147,096     91,686,833     81,307,338
                                     ------------   ------------   ------------
End of period (including
  undistributed/(distributions
  in excess of) net investment
  income of $2,745, ($316,955)
  and ($276,452), respectively)      $125,298,773   $ 94,147,096   $ 91,686,833
                                     ============   ============   ============


*  The Strategy changed its fiscal year end from April 30 to August 31.

See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 65

NOTES TO FINANCIAL STATEMENTS
August 31, 2004

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the "Trust") are registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy (formerly Alliance Growth Investors Fund) and the Tax-Managed Wealth Preservation Strategy (formerly Alliance Conservative Investors Fund). Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy (the "Strategies"). The Tax-Managed Wealth Appreciation Strategy commenced operations on September 2, 2003. The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Strategies' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Strategies' Board of Trustees.


66 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets, because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 67

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

The Strategies may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Offering Expenses

Offering expenses of $95,730 for the Wealth Appreciation Strategy have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. For the municipal debt obligations, the Strategies amortize premiums and accrete discounts as adjustments to interest income. The Strategies accrete discounts as adjustments to interest income for all other debt obligations. Additionally, these securities are adjusted for premium amortization for financial statement reporting purposes only.


68 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

6. Income and Expenses

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except that each Strategy's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees. Expenses of the Trust are charged to each Strategy in proportion to net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Change of Fiscal Year End

During 2003, the Balanced Wealth Strategy and the Wealth Preservation Strategy changed its fiscal year end from April 30 to August 31. Accordingly, the statement of changes in net assets and financial highlights include the period from May 1, 2003 to August 31, 2003.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Strategies pay the Adviser an advisory fee at the annual rates as follows:


                                         Average Daily Net Assets
                      ---------------------------------------------------------
                           First          Next           Next      In Excess of
Tax-Managed Strategy    $5 Billion   $2.5 Billion   $2.5 Billion   $10 Billion
-------------------------------------------------------------------------------
Wealth Appreciation        .95%          .90%          .85%           .80%
Balanced Wealth            .75%          .70%          .65%           .60%
Wealth Preservation        .75%          .70%          .65%           .60%


Effective January 1, 2004, the Adviser began waiving a portion of its advisory fees so as to charge the Strategies at the reduced annual rates as follows:


                                            Average Daily Net Assets
                            ---------------------------------------------------
                                   First              Next        In Excess of
Tax-Managed Strategy           $2.5 Billion      $2.5 Billion      $5 Billion
-------------------------------------------------------------------------------
Wealth Appreciation                 .65%              .55%            .50%
Balanced Wealth                     .55%              .45%            .40%
Wealth Preservation                 .55%              .45%            .40%


Such fees are accrued daily and paid monthly.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 69

Through August 31, 2004, such waivers amounted to $103,189, $198,626 and $145,179, for Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively. The waiver was made in contemplation of the final agreement with the Office of the New York Attorney General ("NYAG") described in "Legal Proceeding" below.

The Adviser has also agreed to waive its fees and bear certain expenses to the extent necessary to limit the total fund operating expenses on an annual basis as follows:


                                       Prior to February 2, 2004
                      ---------------------------------------------------------
Tax-Managed Strategy     Class A       Class B       Class C      Advisor Class
-------------------------------------------------------------------------------
Wealth Appreciation       1.80%         2.50%         2.50%          1.50%
Balanced Wealth           1.55%         2.25%         2.25%          1.25%
Wealth Preservation       1.55%         2.25%         2.25%          1.25%



                                      Effective February 2, 2004
                      ---------------------------------------------------------
Tax-Managed Strategy     Class A       Class B       Class C      Advisor Class
-------------------------------------------------------------------------------
Wealth Appreciation       1.50%         2.20%         2.20%          1.20%
Balanced Wealth           1.20%         1.90%         1.90%          0.90%
Wealth Preservation       1.20%         1.90%         1.90%          0.90%


For the period ended August 31, 2004, such reimbursement amounted to $263,987, $422,580 and $327,966, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

For the year ended August 31, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceedings" in Note I in the amount of $2,600 per Strategy for the Balanced Wealth Strategy and Wealth Preservation Strategy.

The Strategies compensate Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. Such compensation amounted to $20,084, $224,968 and $142,634 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the period ended August 31, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $909, $34,935 and $8,970, respectively.

For the period ended August 31, 2004, the Strategies' expenses were reduced by $2, $26 and $18 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that is has retained


70 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the period ended August 31, 2004.


                         Front End
                           Sales
                          Charges         Contingent Deferred Sales Charges
                        -----------   -----------------------------------------
Tax-Managed Strategy      Class A       Class A       Class B        Class C
-------------------------------------------------------------------------------
Wealth Appreciation      $ 38,125       $    -0-    $   9,705       $  3,868
Balanced Wealth            98,586         6,662        53,538         11,017
Wealth Preservation        39,024         1,738       115,852          3,278


Brokerage commissions paid on investment transactions for the period ended August 31, 2004 amounted to $106,648, $204,676 and $100,726 for the Wealth
Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, of which $25,995, $66,550 and $33,716 was paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

Accrued expenses includes amounts owed to one of the Trustees under a deferred compensation plan of $33,614 and $38,741 for the Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2004.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 71

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended August 31, 2004, were as follows:


Wealth Appreciation                                Purchases          Sales
===================                              =============    =============
Investment securities
  (excluding U.S. government securities)         $ 66,172,256     $   8,726,212
U.S. government securities                                 -0-               -0-

Balanced Wealth                                     Purchases             Sales
===================                              =============    =============
Investment securities
  (excluding U.S. government securities)         $255,886,765     $ 167,521,067
U.S. government securities                                 -0-               -0-

Wealth Preservation                                 Purchases             Sales
===================                              =============    =============
Investment securities
  (excluding U.S. government securities)         $204,956,114     $ 174,507,655
U.S. government securities                                 -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

                                           Gross          Gross             Net
                                      Unrealized     Unrealized      Unrealized
Strategy                      Cost  Appreciation   Depreciation    Appreciation
-------------------------------------------------------------------------------
Wealth Appreciation   $ 58,202,150    $3,834,659    $(2,215,639)     $1,619,020
Balanced Wealth        170,131,425     8,233,244     (2,308,149)      5,925,095
Wealth Preservation    118,899,749     4,550,266       (894,488)      3,655,778


1. Forward Exchange Currency Contracts

The Strategies may enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Strategies.


72 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

The Strategies' custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Strategies having a value at least equal to the aggregate amount of the Strategies' commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Strategies have in that particular currency contract.

2. Financial Futures Contracts

The Strategies may buy or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. The Strategies bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Strategies enter into a futures contract, each Strategy deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategies agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategies as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Strategies record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

3. Interest Rate Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategies, and/or the termination value at the end of the contract. Therefore, the Strategies consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Strategies accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 73 swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

NOTE E

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares for the Strategies. Transactions in shares of beneficial interest were as follows:

                                                Wealth Appreciation Strategy
                                              ---------------------------------
                                                   Shares            Amount
                                              ---------------   ---------------
                                                September 2,       September 2,
                                                2003(a) to         2003(a) to
                                              August 31, 2004   August 31, 2004
                                              ---------------   ---------------
Class A
Shares sold                                        2,860,830       $ 30,745,318
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends               406              4,323
-------------------------------------------------------------------------------
Shares converted from Class B                         17,180            188,838
-------------------------------------------------------------------------------
Shares redeemed                                     (145,809)        (1,561,372)
-------------------------------------------------------------------------------
Net increase                                       2,732,607       $ 29,377,107
===============================================================================

Class B
Shares sold                                        1,432,211       $ 15,377,447
-------------------------------------------------------------------------------
Shares converted to Class A                          (17,231)          (188,838)
-------------------------------------------------------------------------------
Shares redeemed                                      (62,650)          (678,664)
-------------------------------------------------------------------------------
Net increase                                       1,352,330       $ 14,509,945
===============================================================================

Class C
Shares sold                                        1,480,383       $ 15,854,647
-------------------------------------------------------------------------------
Shares redeemed                                     (121,179)        (1,307,243)
-------------------------------------------------------------------------------
Net increase                                       1,359,204       $ 14,547,404
===============================================================================

Advisor Class
Shares sold                                        1,573,271       $ 15,893,521
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends                 9                 97
-------------------------------------------------------------------------------
Shares redeemed                                   (1,409,319)       (15,401,078)
-------------------------------------------------------------------------------
Net increase                                         163,961       $    492,540
===============================================================================

(a)  Commencement of operations.


74 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

                                           Balanced Wealth Strategy
                               ------------------------------------------------
                                                    Shares
                               ------------------------------------------------
                                                    May 1, 2003      Year Ended
                                     Year Ended    to August 31,       April 30,
                                August 31, 2004          2003(a)           2003
                               ------------------------------------------------
Class A
Shares sold                           7,478,352         160,300       1,324,208
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           44,231              -0-         57,622
-------------------------------------------------------------------------------
Shares converted from Class B           352,619         109,269         552,894
-------------------------------------------------------------------------------
Shares redeemed                      (3,264,079)       (336,304)     (2,394,738)
-------------------------------------------------------------------------------
Net increase (decrease)               4,611,123         (66,735)       (460,014)
===============================================================================

Class B
Shares sold                           2,946,509         154,049         497,469
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                            5,403              -0-         10,263
-------------------------------------------------------------------------------
Shares converted to Class A            (353,087)       (109,269)       (552,894)
-------------------------------------------------------------------------------
Shares redeemed                      (1,061,995)       (218,264)     (1,384,584)
-------------------------------------------------------------------------------
Net increase (decrease)               1,536,830        (173,484)     (1,429,746)
===============================================================================

Class C
Shares sold                           2,241,874          20,589         126,019
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                            2,018              -0-          1,809
-------------------------------------------------------------------------------
Shares redeemed                        (314,601)        (68,123)       (376,168)
-------------------------------------------------------------------------------
Net increase (decrease)               1,929,291         (47,534)       (248,340)
===============================================================================

                                    September 2,
                                     2003(b) to
                                August 31, 2004
                               ----------------
Advisor Class
Shares sold                             191,508
-----------------------------------------------
Shares issued in reinvestment
  of dividends                              985
-----------------------------------------------
Shares redeemed                          (5,241)
-----------------------------------------------
Net increase                            187,252
===============================================

(a)  The Strategy changed its fiscal year end from April 30 to August 31.

(b)  Commencement of distribution.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 75

                                            Balanced Wealth Strategy
                               ------------------------------------------------
                                                    Amount
                               ------------------------------------------------
                                                    May 1, 2003      Year Ended
                                     Year Ended    to August 31,       April 30,
                                August 31, 2004         2003(a)            2003
                               ------------------------------------------------
Class A
Shares sold                        $ 78,819,393     $ 1,575,331    $ 12,391,998
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                          470,928              -0-        531,274
-------------------------------------------------------------------------------
Shares converted from Class B         3,753,970       1,085,711       5,255,985
-------------------------------------------------------------------------------
Shares redeemed                     (34,238,427)     (3,324,326)    (22,457,128)
-------------------------------------------------------------------------------
Net increase (decrease)            $ 48,805,864     $  (663,284)   $ (4,277,871)
===============================================================================

Class B
Shares sold                        $ 31,161,360     $ 1,528,219    $  4,677,930
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           57,782              -0-         95,448
-------------------------------------------------------------------------------
Shares converted to Class A          (3,753,970)     (1,085,711)     (5,255,985)
-------------------------------------------------------------------------------
Shares redeemed                     (11,222,891)     (2,163,679)    (13,043,989)
-------------------------------------------------------------------------------
Net increase (decrease)            $ 16,242,281     $(1,721,171)   $(13,526,596)
===============================================================================

Class C
Shares sold                        $ 23,782,676     $   204,484    $  1,190,032
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           21,649              -0-         16,843
-------------------------------------------------------------------------------
Shares redeemed                      (3,325,803)       (678,150)     (3,519,932)
-------------------------------------------------------------------------------
Net increase (decrease)            $ 20,478,522     $  (473,666)   $ (2,313,057)
===============================================================================

                                    September 2,
                                     2003(b) to
                                August 31, 2004
                               ----------------
Advisor Class
Shares sold                        $  1,995,221
-----------------------------------------------
Shares issued in reinvestment
  of dividends                           10,486
-----------------------------------------------
Shares redeemed                         (54,986)
-----------------------------------------------
Net increase                       $  1,950,721
===============================================


(a)  The Strategy changed its fiscal year end from April 30 to August 31.

(b)  Commencement of distribution.


76 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

                                           Wealth Preservation Strategy
                               ------------------------------------------------
                                                     Shares
                               ------------------------------------------------
                                                    May 1, 2003      Year Ended
                                     Year Ended    to August 31,       April 30,
                                August 31, 2004          2003(a)           2003
                               ------------------------------------------------
Class A
Shares sold                           3,756,277         315,656       1,418,573
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           12,113          21,132          83,106
-------------------------------------------------------------------------------
Shares converted from Class B           134,844          25,954         198,895
-------------------------------------------------------------------------------
Shares redeemed                      (2,237,099)       (351,285)     (1,291,808)
-------------------------------------------------------------------------------
Net increase                          1,666,135          11,457         408,766
===============================================================================

Class B
Shares sold                           1,613,486         481,328       2,051,370
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                            2,722          16,539          65,465
-------------------------------------------------------------------------------
Shares converted to Class A            (137,750)        (26,641)       (194,056)
-------------------------------------------------------------------------------
Shares redeemed                      (1,747,044)       (445,345)     (1,447,195)
-------------------------------------------------------------------------------
Net increase (decrease)                (268,586)         25,881         475,584
===============================================================================

Class C
Shares sold                           1,619,289         155,498         523,618
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                              830           3,439          13,261
-------------------------------------------------------------------------------
Shares redeemed                        (433,835)       (106,362)       (451,306)
-------------------------------------------------------------------------------
Net increase                          1,186,284          52,575          85,573
===============================================================================

                                    September 2,
                                     2003(b) to
                                August 31, 2004
                               ----------------
Advisor Class
Shares sold                              38,570
-----------------------------------------------
Shares issued in reinvestment
  of dividends                               22
-----------------------------------------------
Shares redeemed                         (10,780)
-----------------------------------------------
Net increase                             27,812
===============================================


(a)  The Strategy changed its fiscal year end from April 30 to August 31.

(b)  Commencement of distribution.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 77

                                          Wealth Preservation Strategy
                               ------------------------------------------------
                                                     Amount
                               ------------------------------------------------
                                                    May 1, 2003      Year Ended
                                     Year Ended    to August 31,       April 30,
                                August 31, 2004          2003(a)           2003
                               ------------------------------------------------
Class A
Shares sold                        $ 39,865,988     $ 3,262,467    $ 14,082,805
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                          128,186         222,099         824,486
-------------------------------------------------------------------------------
Shares converted from Class B         1,469,718         274,671       1,981,902
-------------------------------------------------------------------------------
Shares redeemed                     (23,552,804)     (3,631,635)    (12,816,557)
-------------------------------------------------------------------------------
Net increase                       $ 17,911,088     $   127,602    $  4,072,636
===============================================================================

Class B
Shares sold                        $ 17,449,989     $ 5,108,013    $ 20,847,702
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                           29,436         178,444         666,371
-------------------------------------------------------------------------------
Shares converted to Class A          (1,469,718)       (274,671)     (1,981,902)
-------------------------------------------------------------------------------
Shares redeemed                     (18,899,790)     (4,738,601)    (14,703,069)
-------------------------------------------------------------------------------
Net increase (decrease)            $ (2,890,083)    $   273,185    $  4,829,102
===============================================================================

Class C
Shares sold                        $ 17,561,794     $ 1,660,069    $  5,344,991
-------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividends                            9,006          37,173         135,120
-------------------------------------------------------------------------------
Shares redeemed                      (4,685,279)     (1,130,039)     (4,603,764)
-------------------------------------------------------------------------------
Net increase                       $ 12,885,521     $   567,203    $    876,347
===============================================================================

                                    September 2,
                                     2003(b) to
                                August 31, 2004
                               ----------------
Advisor Class
Shares sold                        $    408,500
-----------------------------------------------
Shares issued in reinvestment
  of dividends                              239
-----------------------------------------------
Shares redeemed                        (116,479)
-----------------------------------------------
Net increase (decrease)            $    292,260
===============================================


(a)  The Strategy changed its fiscal year end from April 30 to August 31.

(b)  Commencement of distribution.

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies' investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies' investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or


78 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $500 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the period ended August 31, 2004.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal periods ended August 31, 2004, August 31, 2003 and April 30, 2003 were as follows:

                                                                    August 31,
                                                                       2004
                                                                  =============
Wealth Appreciation Strategy
Distributions paid from:
  Ordinary income                                                 $      18,968
Total taxable distributions                                       $      18,968
Total distributions paid                                          $      18,968


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 79

                                     August 31,      August 31,      April 30,
                                       2004            2003            2003
                                  =============   =============   =============
Balanced Wealth Strategy
Distributions paid from:
  Ordinary income                 $     212,008   $          -0-  $     690,747
                                  -------------   -------------   -------------
Total taxable distributions
  paid                                  212,008              -0-        690,747
Tax exempt distributions                399,597              -0-             -0-
                                  -------------   -------------   -------------
Total distributions paid          $     611,605   $          -0-  $     690,747
                                  -------------   -------------   -------------
Wealth Preservation Strategy
Distributions paid from:
  Ordinary income                 $      47,169   $     528,465   $   2,000,184
                                  -------------   -------------   -------------
Total taxable distributions
  paid                                   47,169         528,465       2,000,184
Tax exempt distributions                156,367              -0-             -0-
                                  -------------   -------------   -------------
Total distributions paid          $     203,536   $     528,465   $   2,000,184
                                  -------------   -------------   -------------



As of August 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                      Wealth        Balanced         Wealth
                                  Appreciation       Wealth       Preservation
                                     Strategy       Strategy        Strategy
                                  =============   =============   =============
Undistributed ordinary
  income(a)                       $      28,303   $     169,377   $      41,156
                                  -------------   -------------   -------------
Accumulated capital and other
  gains/(losses)(b)                    (257,249)    (30,901,507)     (4,336,295)
Unrealized appreciation(c)            1,624,214       5,918,581       3,644,520
                                  -------------   -------------   -------------
Total accumulated earnings/
  (deficit)                       $   1,395,268   $ (24,813,549)  $    (650,619)
                                  -------------   -------------   -------------


(a)  Includes tax exempt income of $0, $110,664 and $31,618, respectively.

(b) On August 31, 2004, the Wealth Appreciation Strategy had a net capital loss carryforward of $2,309, all of which expires in the year 2012. The Balanced Wealth Strategy had a net capital loss carryforward of $30,868,572, of which $5,175,746 expires in the year 2009, $24,249,613 expires in the year 2010 and $1,443,213 expires in the year 2011. The Balanced Wealth Strategy utilized $4,531,918 of prior year capital loss carryforwards. The Wealth Preservation Strategy had a net capital loss carryforward of $4,297,888, all of which expires in the year 2010. The Wealth Preservation Strategy utilized $2,700,002 of prior capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy's next taxable year. For the year ended August 31, 2004, the Wealth Appreciation Strategy deferred to September 1, 2004 post October capital losses of $254,940. For the year ended August 31, 2004, the Wealth Preservation Strategy deferred to September 1, 2004 post October currency losses of $5,961.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.


During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to foreign currency gains and non-deductible offering costs and distribution fees, resulted in a net increase to undistributed net investment income, a net increase to accumulated net realized loss on investment and


80 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES foreign currency transactions and a corresponding net decrease to additional paid-in capital.

During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due to foreign currency losses, tax treatment of bond premium and tax treatment of swap income, resulted in a net increase to undistributed net investment income and a corresponding net increase to accumulated net realized loss on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Wealth Preservation Strategy, primarily due to foreign currency losses, tax treatment of bond premium and tax treatment of swap income, resulted in a net increase to undistributed net investment income and a corresponding net increase to accumulated net realized loss on investment and foreign currency transactions.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, until December 31, 2008; and


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 81

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAGOrder contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For more information on this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Trustees have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Trust; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffsseek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Trust as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland.


82 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 83

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Strategies' shares or other adverse consequences to the Strategies. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.


84 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                     Wealth
                                                                  Appreciation
                                                                    Strategy
                                                                 --------------
                                                                     Class A
                                                                 --------------
                                                                  September 2,
                                                                   2003(a) to
                                                                   August 31,
                                                                      2004
                                                                 --------------
Net asset value, beginning of period                                 $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                             .01
Net realized and unrealized gain on investment and foreign
  currency transactions                                                 .77
Net increase in net asset value from operations                         .78

LESS: DIVIDENDS
Dividends from net investment income                                   (.01)
Net asset value, end of period                                       $10.77

TOTAL RETURN
Total investment return based on net asset value(d)                    7.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $29,431
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                           1.55%
  Expenses, before waivers/reimbursements(e)                           2.28%
  Net investment income(c)(e)                                           .10%
Portfolio turnover rate                                                  21%



See footnote summary on page 97.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 85

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                     Wealth
                                                                  Appreciation
                                                                    Strategy
                                                                 --------------
                                                                     Class B
                                                                 --------------
                                                                  September 2,
                                                                   2003(a) to
                                                                   August 31,
                                                                      2004
                                                                 --------------
Net asset value, beginning of period                                 $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                              (.06)
Net realized and unrealized gain on investment and foreign
  currency transactions                                                 .77
Net increase in net asset value from operations                         .71
Net asset value, end of period                                       $10.71

TOTAL RETURN
Total investment return based on net asset value(d)                    7.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $14,481
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                           2.25%
  Expenses, before waivers/reimbursements(e)                           2.95%
  Net investment loss(c)(e)                                            (.57)%
Portfolio turnover rate                                                  21%


See footnote summary on page 97.


86 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                    Wealth
                                                                 Appreciation
                                                                   Strategy
                                                                 --------------
                                                                    Class C
                                                                 --------------
                                                                  September 2,
                                                                   2003(a) to
                                                                   August 31,
                                                                      2004
                                                                 --------------
Net asset value, beginning of period                                 $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                              (.06)
Net realized and unrealized gain on investment and foreign
  currency transactions                                                 .77
Net increase in net asset value from operations                         .71
Net asset value, end of period                                       $10.71

TOTAL RETURN
Total investment return based on net asset value(d)                    7.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $14,558
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                           2.25%
  Expenses, before waivers/reimbursements(e)                           2.98%
  Net investment loss(c)(e)                                            (.59)%
Portfolio turnover rate                                                  21%


See footnote summary on page 97.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 87

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                     Wealth
                                                                  Appreciation
                                                                    Strategy
                                                                 --------------
                                                                 Advisor Class
                                                                 --------------
                                                                  September 2,
                                                                   2003(a) to
                                                                   August 31,
                                                                      2004
                                                                 --------------
Net asset value, beginning of period                                 $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                             .01
Net realized and unrealized gain on investment and foreign
  currency transactions                                                 .80
Net increase in net asset value from operations                         .81

LESS: DIVIDENDS
Dividends from net investment income                                   (.01)
Net asset value, end of period                                       $10.80

TOTAL RETURN
Total investment return based on net asset value(d)                    8.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $1,771
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                           1.36%
  Expenses, before waivers/reimbursements(e)                           2.65%
  Net investment income(c)(e)                                           .13%
Portfolio turnover rate                                                  21%


See footnote summary on page 97.


88 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Balanced Wealth Strategy
                                            ----------------------------------------------------------------------------
                                                                             Class A
                                            ----------------------------------------------------------------------------
                                                            May 1,
                                            Year Ended     2003 to                 Year Ended April 30,
                                             August 31,   August 31,  --------------------------------------------------
                                               2004         2003(f)      2003         2002(g)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                   $10.04        $9.41       $10.30       $11.70       $14.80       $15.80

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(b)                         .10(c)       .00(h)       .05          .06          .26          .29
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                          .54          .63         (.82)       (1.46)       (1.33)        1.05
Net increase (decrease) in net asset
  value from operations                          .64          .63         (.77)       (1.40)       (1.07)        1.34

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.07)          -0-        (.12)          -0-        (.33)        (.29)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (1.70)       (2.05)
Total dividends and distributions               (.07)          -0-        (.12)          -0-       (2.03)       (2.34)
Net asset value, end of period                $10.61       $10.04        $9.41       $10.30       $11.70       $14.80

TOTAL RETURN
Total investment return based on
  net asset value(d)                            6.36%        6.70%       (7.45)%     (11.97)%      (7.94)%       9.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $97,552      $46,013      $43,743      $52,602      $53,031      $54,509
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.31%        1.97%(e)     1.82%        1.58%        1.50%        1.46%(i)
  Expenses, before waivers/
    reimbursements                              1.80%        1.97%(e)     1.82%        1.58%        1.50%        1.46%
  Net investment income                          .91%(c)      .10%(e)      .57%         .59%        1.97%        1.93%
Portfolio turnover rate                          129%          20%          78%         116%         114%         155%




See footnote summary on page 97.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 89

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                      Balanced Wealth Strategy
                                            ----------------------------------------------------------------------------
                                                                              Class B
                                            ----------------------------------------------------------------------------
                                                            May 1,
                                            Year Ended     2003 to                 Year Ended April 30,
                                             August 31,   August 31,  --------------------------------------------------
                                               2004         2003(f)      2003         2002(g)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                   $10.08        $9.47       $10.34       $11.83       $14.94       $15.88

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)                  .02(c)      (.02)        (.01)        (.02)         .17          .18
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                          .53          .63         (.83)       (1.47)       (1.35)        1.05
Net increase (decrease) in net asset
  value from operations                          .55          .61         (.84)       (1.49)       (1.18)        1.23

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.01)          -0-        (.03)          -0-        (.23)        (.12)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (1.70)       (2.05)
Total dividends and distributions               (.01)          -0-        (.03)          -0-       (1.93)       (2.17)
Net asset value, end of period                $10.62       $10.08        $9.47       $10.34       $11.83       $14.94

TOTAL RETURN
Total investment return based on
  net asset value(d)                            5.50%        6.44%       (8.12)%     (12.60)%      (8.65)%       8.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $50,135      $32,081      $31,781      $49,484      $73,446      $78,762
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.03%        2.72%(e)     2.57%        2.32%        2.23%        2.18%(i)
  Expenses, before waivers/
    reimbursements                              2.53%        2.72%(e)     2.57%        2.32%        2.23%        2.18%
  Net investment income (loss)                   .18%(c)     (.66)%(e)    (.13)%       (.18)%       1.24%        1.20%
Portfolio turnover rate                          129%          20%          78%         116%         114%         155%



See footnote summary on page 97.


90 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                      Balanced Wealth Strategy
                                            ----------------------------------------------------------------------------
                                                                              Class C
                                            ----------------------------------------------------------------------------
                                                            May 1,
                                            Year Ended     2003 to                  Year Ended April 30,
                                             August 31,   August 31,  --------------------------------------------------
                                               2004         2003(f)      2003         2002(g)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                   $10.09        $9.48       $10.35       $11.85       $14.95       $15.88

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)                  .03(c)      (.02)        (.01)        (.02)         .17          .18
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                          .53          .63         (.83)       (1.48)       (1.34)        1.06
Net increase (decrease) in net asset
  value from operations                          .56          .61         (.84)       (1.50)       (1.17)        1.24

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.01)          -0-        (.03)          -0-        (.23)        (.12)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-       (1.70)       (2.05)
Total dividends and distributions               (.01)          -0-        (.03)          -0-       (1.93)       (2.17)
Net asset value, end of period                $10.64       $10.09        $9.48       $10.35       $11.85       $14.95

TOTAL RETURN
Total investment return based on
  net asset value(d)                            5.59%        6.43%       (8.11)%     (12.66)%      (8.57)%       8.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $26,766       $5,920       $6,011       $9,134      $12,550      $11,414
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.99%        2.69%(e)     2.54%        2.30%        2.21%        2.17%(i)
  Expenses, before waivers/
    reimbursements                              2.52%        2.69%(e)     2.54%        2.30%        2.21%        2.17%
  Net investment
    income (loss)                                .26%(c)     (.63)%(e)    (.09)%       (.15)%       1.24%        1.21%
Portfolio turnover rate                          129%          20%          78%         116%         114%         155%



See footnote summary on page 97.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 91

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                    Balanced
                                                                     Wealth
                                                                    Strategy
                                                                 --------------
                                                                 Advisor Class
                                                                 --------------
                                                                  September 2,
                                                                   2003(j) to
                                                                   August 31,
                                                                      2004
                                                                 --------------
Net asset value, beginning of period                                 $10.13

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                             .12
Net realized and unrealized gain on investment and foreign
  currency transactions                                                 .46
Net increase in net asset value from operations                         .58

LESS: DIVIDENDS
Dividends from net investment income                                   (.09)
Net asset value, end of period                                       $10.62

TOTAL RETURN
Total investment return based on net asset value(d)                    5.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $1,988
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                           1.00%
  Expenses, before waivers/reimbursements(e)                           1.48%
  Net investment income(c)(e)                                          1.24%
Portfolio turnover rate                                                 129%


See footnote summary on page 97.


92 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                    Wealth Preservation Strategy
                                            ----------------------------------------------------------------------------
                                                                             Class A
                                            ----------------------------------------------------------------------------
                                                            May 1,
                                            Year Ended      2003 to                Year Ended April 30,
                                             August 31,   August 31,  --------------------------------------------------
                                               2004         2003(f)      2003         2002(g)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                   $10.28       $10.11       $10.07       $10.65       $11.33       $11.88

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(b)                         .07(c)       .05(k)       .23(k)       .25(k)       .41(k)       .44(k)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                          .34          .19          .10         (.55)        (.20)         .07
Net increase (decrease) in net asset
  value from operations                          .41          .24          .33         (.30)         .21          .51

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.04)        (.07)        (.29)        (.28)        (.43)        (.40)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-        (.46)        (.66)
Total dividends and distributions               (.04)        (.07)        (.29)        (.28)        (.89)       (1.06)
Net asset value, end of period                $10.65       $10.28       $10.11       $10.07       $10.65       $11.33

TOTAL RETURN
Total investment return based on
  net asset value(d)                            3.94%        2.36%        3.37%       (2.80)%       1.76%        4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $55,937      $36,857      $36,133      $31,857      $24,191      $21,648
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.33%        1.55%(e)     1.40%        1.40%        1.40%        1.41%(i)
  Expenses, before waivers/
    reimbursements                              1.79%        1.82%(e)     1.69%        1.70%        1.67%        1.67%
  Net investment
    income                                       .68%(c)     1.57%(e)(k)  2.36%(k)     2.46%(k)     3.72%(k)     3.75%(k)
Portfolio turnover rate                          173%          37%          94%          72%          65%          54%



See footnote summary on page 97.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 93

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                    Wealth Preservation Strategy
                                            ----------------------------------------------------------------------------
                                                                              Class B
                                            ----------------------------------------------------------------------------
                                                            May 1,
                                            Year Ended      2003 to                 Year Ended April 30,
                                             August 31,   August 31,  --------------------------------------------------
                                               2004         2003(f)      2003         2002(g)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                   $10.54       $10.37       $10.31       $10.90       $11.57       $12.12

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(b)                 (.01)(c)      .03(k)       .17(k)       .18(k)       .34(k)       .36(k)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                          .35          .19          .10         (.57)        (.19)         .07
Net increase (decrease) in net
  asset value from operations                    .34          .22          .27         (.39)         .15          .43

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.01)        (.05)        (.21)        (.20)        (.36)        (.32)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-        (.46)        (.66)
Total dividends and distributions               (.01)        (.05)        (.21)        (.20)        (.82)        (.98)
Net asset value, end of period                $10.87       $10.54       $10.37       $10.31       $10.90       $11.57

TOTAL RETURN
Total investment return based on
  net asset value(d)                            3.22%        2.12%        2.70%       (3.54)%       1.12%        3.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $46,781      $48,199      $47,156      $41,984      $40,155      $34,952
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.05%        2.25%(e)     2.10%        2.10%        2.10%        2.11%(i)
  Expenses, before waivers/
    reimbursements                              2.52%        2.55%(e)     2.42%        2.38%        2.40%        2.40%
  Net investment
    income (loss)                               (.06)%(c)    0.87%(e)(k)  1.65%(k)     1.74%(k)     3.02%(k)     3.05%(k)
Portfolio turnover rate                          173%          37%          94%          72%          65%          54%



See footnote summary on page 97.


94 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                                    Wealth Preservation Strategy
                                            ----------------------------------------------------------------------------
                                                                              Class C
                                            ----------------------------------------------------------------------------
                                                            May 1,
                                            Year Ended      2003 to                  Year Ended April 30,
                                             August 31,   August 31,  --------------------------------------------------
                                               2004         2003(f)      2003         2002(g)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                   $10.55       $10.38       $10.32       $10.91       $11.58       $12.13

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(b)                         .00(c)(h)    .03(k)       .17(k)       .19(k)       .34(k)       .36(k)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                          .34          .19          .10         (.58)        (.19)         .07
Net increase (decrease) in net asset
  value from operations                          .34          .22          .27         (.39)         .15          .43

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.01)        (.05)        (.21)        (.20)        (.36)        (.32)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-        (.46)        (.66)
Total dividends and distributions               (.01)        (.05)        (.21)        (.20)        (.82)        (.98)
Net asset value, end of period                $10.88       $10.55       $10.38       $10.32       $10.91       $11.58

TOTAL RETURN
Total investment return based on
  net asset value(d)                            3.21%        2.12%        2.70%       (3.54)%       1.12%        3.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $22,284       $9,091       $8,398       $7,466       $8,021       $6,464
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.01%        2.25%(e)     2.10%        2.10%        2.10%        2.11%(i)
  Expenses, before waivers/
    reimbursements                              2.50%        2.54%(e)     2.41%        2.39%        2.39%        2.39%
  Net investment
    income (loss)                               (.01)%(c)     .87%(e)(k)  1.64%(k)     1.74%(k)     3.00%(k)     3.05%(k)
Portfolio turnover rate                          173%          37%          94%          72%          65%          54%



See footnote summary on page 97.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 95

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                     Wealth
                                                                 Preservation
                                                                   Strategy
                                                                 --------------
                                                                 Advisor Class
                                                                 --------------
                                                                  September 2,
                                                                  2003(j) to
                                                                   August 31,
                                                                      2004
                                                                 --------------
Net asset value, beginning of period                                 $10.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                             .09
Net realized and unrealized gain on investment and foreign
  currency transactions                                                 .34
Net increase in net asset value from operations                         .43

LESS: DIVIDENDS
Dividends from net investment income                                   (.05)
Net asset value, end of period                                       $10.67

TOTAL RETURN
Total investment return based on net asset value(d)                    4.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $297
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)                            .99%
  Expenses, before waivers/reimbursements(e)                           1.48%
  Net investment income(c)(e)                                           .98%
Portfolio turnover rate                                                 173%


See footnote summary on page 97.


96 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser and the Transfer
Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  The strategy changed its fiscal year end from April 30 to August 31.

(g) As required, effective May 1, 2001, the Balanced Wealth Strategy and Wealth Preservation Strategy have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002 for the Balanced Wealth Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to .59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class
C. The effect of this change for the year ended April 30, 2002 for the Wealth Preservation Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(h)  Amount is less than $.01.

(i) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the periods shown below the net expense ratios were as follows:


                    Balanced Wealth       Wealth Preservation
                  Year Ended April 30,    Year Ended April 30,
                  --------------------    --------------------
                          2000                    2000
                  --------------------    --------------------
     Class A              1.45%                   1.40%
     Class B              2.17%                   2.10%
     Class C              2.16%                   2.10%


(j)  Commencement of distribution.

(k)  Net of expenses waived and reimbursed by the Adviser.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 97

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Tax-Managed Wealth Appreciation Strategy,
AllianceBernstein Tax-Managed Balanced Wealth Strategy and the
AllianceBernstein Tax-Managed Wealth Preservation Strategy

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy (formerly Alliance Growth Investors Fund) and the AllianceBernstein Tax-Managed Wealth Preservation Strategy (formerly Alliance Conservative Investors Fund) (constituting series of the AllianceBernstein Portfolios; hereafter referred to as the "Funds") at August 31 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 22, 2004


98 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

TAX INFORMATION
(unaudited)

In accordance with Federal tax law, the Balanced Wealth Strategy and the Wealth Preservation Strategy designate 65.3% and 76.8%, respectively, of total dividends paid during the fiscal year ended August 31, 2004, as "exempt interest dividends".

For the fiscal year ended August 31, 2004, certain dividends paid by the Strategies may be subject to a maximum tax rate of 15%, as provided for by the JGTRR Act of 2003. As such, 100.0%, 34.7% and 23.2% of total dividends paid by Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, represents the amount of qualified dividend income.

100.0% of the total taxable ordinary income distributed by the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2005.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 99

TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, PresidentRuth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Brenton W. Harries(1)
Donald J. Robinson(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G. Paul, Senior Vice President
Andrew Aran, Vice President
Thomas J. Bardong, Vice President
Stephen Beinhacker, Vice President
Michael P. Curcio, Vice President
Robert B. Davidson III, Vice President
Geoffrey Hauck, Vice President
Seth J. Masters, Vice President
Melanie A. May, Vice President
Jimmy K. Pang, Vice President
Stephen W. Pelensky, Vice President
Jeffrey S. Phlegar, Vice President
Karen Sesin, Vice President
Lawrence J. Shaw, Vice President
Michael A. Snyder, Vice President
Christopher M. Toub, Vice President
Greg J. Wilensky, Vice President
Mark R. Manley, Clerk
Andrew L. Gangolf, Assistant Clerk
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller & Chief Accounting Officer

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
PricewaterhouseCoopers Center
300 Madison Avenue
New York, NY 10017


(1)  Member of the Audit Committee.

(2) The day-to-day management of and investment decisions for each Strategy's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers.


100 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

MANAGEMENT OF THE FUND

Trustee Information
The business and affairs of the Strategies are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.



                                                                                                   OTHER
                                                                                PORTFOLIOS      TRUSTEESHIPS
                                                                                  IN FUND            AND
    NAME, AGE OF TRUSTEE,                    PRINCIPAL                           COMPLEX        DIRECTORSHIPS
          ADDRESS                           OCCUPATION(S)                       OVERSEEN BY        HELD BY
     (YEARS OF SERVICE*)                 DURING PAST 5 YEARS                      TRUSTEE          TRUSTEE
--------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

Marc O. Mayer,**, 47                Executive Vice President of ACMC                 66             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC ("SCB & Co.")
(Elected on November 18,            and its predecessor since prior to
2003)                               1999.

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #+, 72       Investment Adviser and an                       113             None
Suite 100                           Independent Consultant. He was
2 Sound View Drive                  formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
(6)                                 investment adviser, with which he
(Chairman of the Board)             had been associated since prior to
                                    1999. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief
                                    Investment Officer of the New
                                    York Bank for Savings.

Ruth Block, ***#+, 73               Formerly Executive Vice President                94             None
500 S.E. Mizner Blvd.               and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society of
(11)                                the United States; Chairman and
                                    Chief Executive Officer of Evlico;
                                    a Director of Avon, BP (oil and
                                    gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; former Governor at
                                    Large, National Association of
                                    Securities Dealers, Inc.



ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 101


                                                                                                   OTHER
                                                                                PORTFOLIOS      TRUSTEESHIPS
                                                                                  IN FUND            AND
    NAME, AGE OF TRUSTEE,                    PRINCIPAL                           COMPLEX        DIRECTORSHIPS
          ADDRESS                           OCCUPATION(S)                       OVERSEEN BY        HELD BY
     (YEARS OF SERVICE*)                 DURING PAST 5 YEARS                      TRUSTEE          TRUSTEE
--------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

David H. Dievler, #+, 75            Independent Consultant. Until                    98             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of ACMC responsible
(5)                                 for mutual fund administration.
                                    Prior to joining ACMC in 1984,
                                    he was Chief Financial Officer of
                                    Eberstadt Asset Management
                                    since 1968. Prior to that , he
                                    was a Senior Manager at Price
                                    Waterhouse & Co. Member
                                    of the American Institute of
                                    Certified Public Accountants
                                    since 1953.

John H. Dobkin,#+, 62               Consultant. He was formerly                      96             None
P.O. Box 12                         President of Save Venice, Inc.
Annandale, NY 12504                 (preservation organization) from
(5)                                 2001-2002; a Senior Advisor
                                    from June 1999-June 2000 and
                                    President of Historic Hudson
                                    Valley (historic preservation) from
                                    December 1989-May 1999.
                                    Previously, Director of the
                                    National Academy of Design
                                    and during 1988-1992, he was
                                    Director and Chairman of the
                                    Audit Committee of ACMC.

Brenton W. Harries, #+, 76          Executive Vice President of                       7             None
253 Bell Tower Crossing             McGraw-Hill, Inc., and President
Poinciana, FL 34759                 and Chief Executive Officer of
(13)                                Standard and Poor's Corporation.
                                    Formerly the President and
                                    Chief Executive Officer of Global
                                    Electronic Markets Company.



102 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                                                                   OTHER
                                                                                PORTFOLIOS      TRUSTEESHIPS
                                                                                  IN FUND            AND
    NAME, AGE OF TRUSTEE,                    PRINCIPAL                           COMPLEX        DIRECTORSHIPS
          ADDRESS                           OCCUPATION(S)                       OVERSEEN BY        HELD BY
     (YEARS OF SERVICE*)                 DURING PAST 5 YEARS                      TRUSTEE          TRUSTEE
--------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
(continued)

Donald J. Robinson, #+,70           Senior Counsel to the law firm of                95             None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a
(17)                                senior partner and a member of
                                    the Executive Committee of that
                                    firm. He was also a member
                                    and Chairman of the Municipal
                                    Securities Rulemaking Board
                                    and a Trustee of the Museum
                                    of the City of New York.



*  There is no stated term of office for the Trustees.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

*** Ms. Block may have been an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 103

Officer Information

Certain information concerning the Fund's Officers is listed below.




      NAME,                             POSITION(S)                       PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                     HELD WITH TRUST                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 47                   President                       See biography above.

Philip L. Kirstein, 59              Senior Vice President           Senior Vice President, Independent
                                    and Independent                 Compliance Officer-Mutual Funds of
                                    Compliance Officer              ACMC** with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Counsel of Kirkpatrick
                                                                    & Lockhart, LLP from 2003 to October
                                                                    2004, and General Counsel and First
                                                                    Vice President of Merrill Lynch
                                                                    Investment Managers since prior to
                                                                    1999.

Teresa Marziano, 50                 Senior Vice President           Senior Vice President of ACMC** since
                                                                    October 2000 and co-Chief Investment
                                                                    Officer of Real Estate Investments since
                                                                    July 2004. Prior thereto, she was a
                                                                    Senior Analyst of investment research
                                                                    at Sanford C. Bernstein & Co., Inc.
                                                                    ("Bernstein") since prior to 1999.

Joseph G. Paul, 44                  Senior Vice President           Senior Vice President of ACMC**,
                                                                    co-Chief Investment Officer of Real
                                                                    Estate Investments since July 2004;
                                                                    and Chief Investment Officer of Small
                                                                    and Mid Capitalization Value Equities
                                                                    since 2002. He is also Chief Investment
                                                                    Officer of Advanced Value at ACMC
                                                                    since October 2000, and held the same
                                                                    position at SCB since prior to 1999.

Andrew Aran, 47                     Vice President                  Vice President of ACMC**, with which
                                                                    he has been associated since prior to
                                                                    1999.

Thomas J. Bardong, 59               Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Stephen Beinhacker, 40              Vice President                  Senior President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Michael P. Curcio, 39               Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Robert B. Davidson III, 43          Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.



104 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES



      NAME,                             POSITION(S)                       PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                     HELD WITH TRUST                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Geoffrey Hauck, 40                  Vice President                  Senior President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Seth J. Masters, 45                 Vice President                  Executive Vice President of ACMC**
                                                                    and Chief Investment Officer of Style
                                                                    Blend and Core Equity Services and
                                                                    head of U.S. and Global Style Blend
                                                                    teams since October 2000. Prior
                                                                    thereto, he was Chief Investment
                                                                    Officer for Emerging Markets Value at
                                                                    Sanford C. Bernstein & Co., Inc.
                                                                    ("Bernstein") since prior to 1999.

Melanie A. May, 34                  Vice President                  Vice President of ACMC** since 2000.
                                                                    Prior thereto, she was an Assistant Vice
                                                                    President at Bernstein since prior to
                                                                    1999.

Jimmy K. Pang, 31                   Vice President                  Vice President of ACMC**, with which
                                                                    he has been associated since prior to
                                                                    1999.

Stephen W. Pelensky, 49             Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Jeffrey S. Phlegar, 38              Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Karen Sesin, 45                     Vice President                  Senior Vice President of ACMC** with
                                                                    which she has been associated since
                                                                    1999. Prior thereto, she was a chief
                                                                    investment officer for Waycrosse, Inc.,
                                                                    an investment company affiliated with
                                                                    Cargill, Inc. since prior to 1999.

Lawrence J. Shaw, 53                Vice President                  Senior Vice President of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Michael A. Snyder, 41               Vice President                  Senior Vice President of ACMC
                                                                    since May 2001. Previously he
                                                                    was a Managing Director in the
                                                                    high yield asset management group
                                                                    at Donaldson, Lufkin & Jenrette
                                                                    Corporation from 1999-2001.

Christopher M. Toub, 45             Vice President                  Executive Vice President of ACMC**,
                                                                    with which he has been associated
                                                                    since prior to 1999.

Greg J. Wilensky, 37                Vice President                  Vice President of ACMC** and Director
                                                                    of Stable Value Investments, with which
                                                                    he has been associated since prior to
                                                                    1999.



ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 105



      NAME,                             POSITION(S)                       PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                     HELD WITH TRUST                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Mark R. Manley, 42                  Clerk                           Deputy General Counsel and Chief
                                                                    Compliance Officer of ACMC**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Andrew L. Gangolf, 50               Assistant Clerk                 Senior Vice President and Assistant
                                                                    General Counsel of AllianceBernstein
                                                                    Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 54                 Treasurer and Chief             Senior Vice President of Alliance Global
                                    Financial Officer               Investor Services, Inc. ("AGIS")** and
                                                                    Vice President of ABIRM**, with which
                                                                    he has been associated since prior
                                                                    to 1999.

Vincent S. Noto, 39                 Controller and                  Vice President of AGIS**, with which
                                    Chief Accounting                he has been associated since prior
                                    Officer                         to 1999.



* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and Bernstein are affiliates of the Trust.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


106 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 107

NOTES


108 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
       Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


TAXMANWEALSTRATAR0804

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor, PriceWaterhouse Coopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                                                                  Audit-Related
                                                                  Audit Fees          Fees              Tax Fees
                                                                  ----------      -------------        ---------
Balanced Wealth Strategy *                            2003             n/a              n/a                 n/a
                                                      2004         $38,000           $3,420             $14,900

Weath Appreciation Strategy *                         2003             n/a              n/a                 n/a
                                                      2004         $36,000           $3,340             $14,900

Wealth Preservation Strategy *                        2003             n/a              n/a                 n/a
                                                      2004         $38,000           $3,420             $14,900

Tax-Managed Balanced Wealth Strategy **               2003         $22,800           $1,193            $  9,000
                                                      2004         $38,000           $2,616             $26,000

Tax-Managed Wealth Appreciation Strategy *            2003             n/a              n/a                 n/a
                                                      2004         $36,000           $2,840             $14,900

Tax-Managed Wealth Preservation Strategy **           2003         $24,000           $1,253            $  9,000
                                                      2004         $38,000           $2,920             $22,500

*   Commenced operations on September 2, 2003.
** During the course of calendar year 2003, these Portfolios changed their fiscal year end from April 30 to August 31. Fees for 2003 are for the period May 1, 2003 through August 31, 2003.


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):


                                                                                                Total Amount of
                                                                                                Foregoing Column
                                                                       All Fees for           Pre-approved by the
                                                                        Non-Audit               Audit Committee
                                                                     Services Provided        (Portion Comprised of
                                                                     to the Portfolio,         Audit Related Fees)
                                                                     the Adviser and           (Portion Comprised
                                                                    Service Affiliates            of Tax Fees)
                                                                    ------------------        ---------------------
Balanced Wealth Strategy *                           2003                    n/a                        n/a
                                                     2004               $748,388                    $18,320
                                                                                                    $ 3,420
                                                                                                    $14,900

Weath Appreciation Strategy *                        2003                    n/a                        n/a
                                                     2004               $748,308                    $18,240
                                                                                                    $ 3,340
                                                                                                    $14,900

Wealth Preservation Strategy *                       2003                    n/a                        n/a
                                                     2004               $748,388                    $18,320
                                                                                                    $ 3,420
                                                                                                    $14,900

Tax-Managed Balanced Wealth Strategy **              2003               $179,575                    $10,193
                                                                                                    $ 1,193
                                                                                                    $ 9,000
                                                     2004               $758,684                    $28,616
                                                                                                    $ 2,616
                                                                                                    $26,000

Tax-Managed Wealth Appreciation Strategy *           2003                    n/a                        n/a
                                                     2004               $747,808                    $17,740
                                                                                                    $ 2,840
                                                                                                    $14,900

Tax-Managed Wealth Preservation Strategy **          2003               $179,635                    $10,253
                                                                                                    $ 1,253
                                                                                                    $ 9,000
                                                     2004               $755,488                    $25,420
                                                                                                    $ 2,920
                                                                                                    $22,500

*   Commenced operations on September 2, 2003.
** During the course of calendar year 2003, these Portfolios changed their fiscal year end from April 30 to August 31. Fees for 2003 are for the period May 1, 2003 through August 31, 2003.


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:


EXHIBIT NO.                DESCRIPTION OF EXHIBIT
-----------                ----------------------

11 (a) (1)                 Code of ethics that is subject to the
                           disclosure of Item 2 hereof

11 (b) (1)                 Certification of Principal Executive Officer
                           Pursuant to Section 302 of the Sarbanes-Oxley Act of
                           2002

11 (b) (2)                 Certification of Principal Financial Officer
                           Pursuant to Section 302 of the Sarbanes-Oxley Act of
                           2002

11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:   ---------------------
      Marc O. Mayer
      President

Date: October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    ----------------------
       Marc O. Mayer
       President

Date:  October 28, 2004

By:    ----------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:  October 28, 2004